     As filed with the Securities and Exchange Commission on August 3, 2007

                               Securities Act Registration No. 333-
                               Investment Company Act Registration No. 811-22106
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-2

    |X|       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
    [ ]       PRE-EFFECTIVE AMENDMENT NO.
    [ ]       POST-EFFECTIVE AMENDMENT NO.
                                     and/or
    |X|       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
    [ ]       AMENDMENT NO.

                    Tortoise Power and Energy Income Company
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210

                                 (913) 981-1020

                                AGENT FOR SERVICE
                                David J. Schulte
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210

                          Copies of Communications to:

   Steven F. Carman, Esq.                               Joseph A. Hall, Esq.
   Blackwell Sanders LLP                                Davis Polk & Wardwell
4801 Main Street, Suite 1000                            450 Lexington Avenue
   Kansas City, MO 64112                                 New York, NY 10017
       (816) 983-8000                                      (212) 450-4000

Approximate Date of Proposed Public Offering:  As soon as practicable  after the effective date of this Registration Statement.

    If any of the securities  being registered on this form will be offered on a delayed or continuous  basis in reliance on Rule 415 under the Securities Act of
1933, other than securities  offered in connection with a dividend  reinvestment plan, check the following box. [ ]

    It is proposed  that this filing will become  effective  (check  appropriate box):

    [ ] when declared effective pursuant to Section 8(c).

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================================================================================================
                                                           Proposed       Proposed Maximum
              Title of Securities    Amount to be      Maximum Offering       Aggregate          Amount of
                Being Registered     Registered(1)    Price Per Share(1) Offering Price (1)  Registration Fee
----------------------------------------------------------------------------------------------------------------
Common Stock                            200,000             $25.00           $5,000,000           $153.50
================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.

    The  Registrant  hereby amends this  Registration  Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further  amendment  which  specifically  states  that  this  Registration
Statement shall  thereafter  become effective in accordance with Section 8(a) of the  Securities  Act of 1933 or until the  Registration  Statement  shall become effective  on such  dates as the  Securities  and  Exchange  Commission,  acting pursuant to said Section 8(a), may determine.

Prospectus
     The information in this  preliminary  prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the  Securities  and Exchange  Commission  is effective.  This  preliminary prospectus  is not an offer  to sell  nor  does it seek an  offer  to buy  these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED AUGUST 3, 2007

Common Shares Tortoise Power and Energy Income Company
$25.00 per share
________________________________________________________________________________

     The Company. Tortoise Power and Energy Income Company (the "Company," "we,"
"us" or  "our")  is a  newly  organized  Maryland  corporation  registered  as a non-diversified,  closed-end  management investment company under the Investment
Company  Act of 1940 (the "1940  Act").  We intend to elect to be treated and to qualify as a regulated  investment  company  under the Internal  Revenue Code of
1986, as amended (the "Code").  We will be managed by Tortoise Capital Advisors,
L.L.C.  (the  "Advisor"),   an  investment  advisor   specializing  in  managing
portfolios  of  securities  of master  limited  partnerships  and  other  energy companies.  As of June 30, 2007,  our Advisor  managed  investments of over $3.0 billion.

    Investment Objectives. Our primary investment objective is to provide a high level of current  income,  with a secondary  objective of capital  appreciation.
There can be no assurance that we will achieve our investment objectives.

    Investment  Strategy.  We seek to provide our stockholders with a vehicle to invest in a portfolio  consisting  primarily of  securities  issued by power and
energy   companies.   The   securities   in   which  we  will   invest   include
income-producing debt and equity securities.  We may invest all of our assets in restricted securities that are illiquid. Under normal circumstances,  we plan to invest at least 80% of our  total  assets  (including  assets  obtained  through anticipated leverage) in securities of companies that derive a majority of their revenue from power or energy  operations.  Power  companies  include  those that
generate  and/or  transmit  and  distribute   electricity   through  a  grid  of
interconnected  infrastructure  assets.  Energy companies include those that own infrastructure  assets  and  transport,  process,  store,  distribute  or market natural gas, natural gas liquids (including  propane),  coal, crude oil, refined petroleum  products or  renewable  energy,  or develop,  manage or produce  such commodities.  Through our investments in these companies we will seek to finance the substantial  capital  expenditures needed for investment by power and energy companies  in  infrastructure  assets to bridge what we perceive as an expanding energy  supply and demand  imbalance.  We expect that most of the  companies  in which we invest will use the proceeds of our  investment  to modernize  existing infrastructure  assets,  to finance industry  consolidation or to facilitate the construction of additional infrastructure assets.

    No Prior Trading History.  Prior to this offering,  there has been no public or  private  market  for our  common  shares.  Shares of  closed-end  management investment companies frequently trade at prices lower than their net asset value
(often referred to as a "discount"),  which may increase  investor risk of loss.
The risk of loss due to this  discount  may be  greater  for  initial  investors expecting to sell their shares in a relatively  short period after completion of this initial public offering.
                                                (continued on following page)
________________________________________________________________________________

    Our strategy of investing  primarily in securities issued by power or energy companies,  all of which may be illiquid  securities,  involves a high degree of risk. You could lose some or all of your  investment.  See "Risks"  beginning on page of this prospectus. You should consider carefully these risks together with all of the  other  information  contained  in this  prospectus  before  making a decision to purchase our common shares.

                                                         Per Share     Total(1)
    Public Offering Price................................ $25.00         $
    Sales Load(2)........................................ $              $
    Estimated Offering Expenses(3)....................... $              $
    Proceeds to the Company.............................. $              $

     (1)  The underwriters  named in this prospectus have the option to purchase up to additional  common shares at the public offering price, less the sales load,  within 45 days from the date of this  prospectus to cover over-allotments.  If the  over-allotment  option is exercised in full, the public offering price,  sales load and proceeds,  before expenses, to us will be , , and , respectively.

     (2)  The Advisor  (not the Company) has agreed to pay from its own assets a structuring fee to Wachovia Capital Markets, LLC. See "Underwriting."

     (3)  In addition to the sales load,  the Company  will pay  offering  costs estimated at approximately $ , which represents $ per share.

    Neither the  Securities  and Exchange  Commission  nor any state  securities commission has approved or disapproved of these securities or determined if this prospectus  is truthful or  complete.  Any  representation  to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                               Wachovia Securities

                      The date of this prospectus is , 2007

(continued from preceding page)

     Exchange  Listing.  Our common  shares are expected to be listed on the New
York Stock Exchange under the trading or "ticker" symbol " ."

    Leverage.  We anticipate that we will borrow money, issue preferred stock or issue  other debt  securities  to the extent  permitted  by the 1940 Act.  These practices are known as leverage.  Leverage  creates an opportunity for increased income and capital appreciation for common stockholders,  but, at the same time, it creates special risks that may adversely  affect common  stockholders.  If we utilize  leverage as expected,  the common  shares sold in this offering will be junior in liquidation  and  distribution  rights to senior  securities,  such as preferred  shares or debt securities,  that we may issue.  Because our Advisor's fee is based on total assets  (including  assets  obtained  through  anticipated leverage), our Advisor's fee will be higher if we utilize leverage. There can be no assurance that a leveraged  strategy will be successful  during any period in which it is used.  See "Leverage" and "Risks - Leverage Risk."

    This prospectus sets forth information about us that a prospective  investor should know before investing.  You should read this prospectus and retain it for future reference.  A Statement of Additional  Information,  dated August , 2007, containing  additional  information about us, has been filed with the Securities and Exchange  Commission and is  incorporated  by reference in its entirety into this  prospectus.  You may request a free copy of the  Statement  of  Additional
Information,  the table of contents of which is on page of this  prospectus,  by calling toll-free  1-866-362-9331 or by writing to us at 10801 Mastin Boulevard,
Suite  222,  Overland  Park,  Kansas  66210.  You can also  obtain a copy of our
Statement  of  Additional  Information  and  annual and  semi-annual  reports to
stockholders   on  our  Advisor's   website   (http://www.tortoiseadvisors.com).
Information  included  on our  Advisor's  website  does  not  form  part of this prospectus.  You can review and copy documents we have filed at the SEC's Public
Reference Room in Washington, D.C. Call 1-202-551-5850 for information.  The SEC charges a fee for  copies.  You can  obtain the same  information  free from the
SEC's  website  (http://www.sec.gov)  on which  you may view  our  Statement  of
Additional  Information,  all materials  incorporated  by  reference,  and other information  about us.  You may also  e-mail  requests  for these  documents  to
publicinfo@sec.gov  or make a request in writing to the SEC's  Public  Reference
Section, 100F Street N.E., Room 1580, Washington, D.C. 20549.

    Our common shares do not  represent a deposit or obligation  of, and are not guaranteed or endorsed by, any bank or other insured depository  institution and are not federally  insured by the Federal  Deposit  Insurance  Corporation,  the
Federal Reserve Board or any other government agency.

CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS AND THE MARYLAND GENERAL

     You  should  rely only on the  information  contained  or  incorporated  by reference in this  prospectus.  The Company has not, and the  underwriters  have not, authorized any other person to provide you with any different  information.
If anyone  provides you with different or inconsistent  information,  you should not rely on it. The  Company is not,  and the  underwriters  are not,  making an offer to sell these  securities in any  jurisdiction  where the offer or sale is not  permitted.  You  should  assume  that  the  information  appearing  in this prospectus  is accurate  only as of the date of this  prospectus.  The Company's business,  financial  condition  and prospects may have changed since that date.
The Company will amend or supplement this prospectus to reflect material changes to the  information  contained  in this  prospectus  to the extent  required  by applicable law.

             -------------------------------------------------------

     Until , 2007 (25 days after the date of this  prospectus)  all dealers that buy,  sell or trade the  common  shares,  whether or not  participating  in this offering,  may be required to deliver a Prospectus.  This is in addition to each dealer's  obligation to deliver a prospectus  when acting as an underwriter  and with respect to its unsold allotments or subscriptions.

             -------------------------------------------------------

                               PROSPECTUS SUMMARY

    This  section is only a summary.  It is not complete and may not contain all of the  information  you may want to  consider  before  investing  in our common shares.  You  should  review the more  detailed  information  contained  in this prospectus,  including  under the  heading  "Risks"  beginning  on page . Unless indicated  otherwise in this prospectus or the context requires  otherwise,  all references  in this  prospectus  to the  "Company,"  "we,"  "our" or "us" are to
Tortoise Power and Energy Income Company.

The Company

    We  are  a   newly   organized   Maryland   corporation   registered   as  a
non-diversified, closed-end management investment company under the 1940 Act. We intend to elect to be treated and to qualify as a regulated  investment  company
("RIC") under the Code.

Investment Objectives

    Our  primary  investment  objective  is to  provide a high  level of current income,  with a secondary  objective  of capital  appreciation.  There can be no assurance that we will achieve our investment objectives.

Our Advisor

    We will be managed by  Tortoise  Capital  Advisors,  L.L.C.,  an  investment advisor  specializing  in managing  portfolios of  securities of master  limited
partnerships   ("MLPs")  and  other  energy  companies.   MLPs  are  treated  as
partnerships  for U.S.  federal income tax purposes and are generally  organized under state law as limited  partnerships or limited liability  companies.  As of
June 30, 2007, our Advisor managed  investments of over $3.0 billion,  including the assets of four publicly traded closed-end  management  investment companies.
Each of our Advisor's  investment decisions will be reviewed and approved for us by its investment  committee,  comprised of its five managing  directors with an average of over 20 years of financial investment experience.

Investment Strategy

    We seek to provide our stockholders  with a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy companies. We will pursue our investment objectives by investing in a portfolio of income-producing debt and equity  securities.  Under normal  circumstances,  we plan to invest at least 80% of our total assets  (including  assets obtained  through  anticipated leverage) in  securities  of companies  that derive a majority of their  revenue from  power or  energy  operations.  We define  the  power or  energy  sector as follows:

     •    Power  -  Companies  that  generate  and/or  transmit  and  distribute electricity through a grid of interconnected infrastructure assets.

     •    Energy -  Companies  that own  infrastructure  assets  and  transport, process,  store, distribute or market natural gas, natural gas liquids
          (including  propane),  coal, crude oil, refined petroleum  products or renewable energy, or develop, manage or produce such commodities.

Market Opportunity

    A fundamental  element of our strategy will be to help meet the growing need for capital to fund infrastructure investment. We believe companies in the power and energy sector will need to make substantial  capital  expenditures  over the next  several  years to update and expand  infrastructure  assets.  Further,  we believe these  companies will seek to take advantage of financing  opportunities that  we  will  seek to  provide  to  meet  their  unique  financing  needs.  In particular,  these companies need flexible  financing  alternatives to modernize existing  infrastructure  assets,  to  finance  industry  consolidation  and  to facilitate the construction of additional infrastructure assets. We expect these companies to seek capital structures that will stabilize or enhance their credit ratings,  reduce  their  overall  cost of capital and permit such  companies  to enhance their shareholder value.

     We  believe  that  power  companies  will  provide  attractive   investment
opportunities as a result of the following factors:

     •    Aged  and  Underinvested  Electricity  Infrastructure  Grid.  The U.S.
          Department of Energy ("DOE") estimates that 70% of transmission  lines and power  transformers  and 60% of circuit breakers are over 25 years
          old.  The  Electric  Edison  Institute   ("EEI")  estimates  that  the
          shortfall in electricity transmission investment in the U.S. from 1975 to 2000  was  $2.5  billion  per  year,  or  over  $62  billion.  This investment  shortfall has  contributed  to a rise in power outages and equipment failure,  which the DOE estimates costs U.S.  businesses $80 billion annually.

     •    Strong Supply and Demand  Fundamentals.  Transmission and distribution investment  has  fallen  short of demand  growth  for nearly 30 years, leading to inadequate capacity. The Energy Information  Administration
          ("EIA")  estimates  that  electricity  demand  will  increase  by 1.5%
          annually through 2030, resulting in an overall electricity consumption increase of at least 40% by 2030. The EIA estimates that 258 gigawatts of new generating  capacity will be needed by 2030 to meet the growing
          U.S. demand for electricity, at a cost of approximately $412 billion.

     •    Substantial Capital Requirements.  We expect substantial investment to occur to  alleviate  congestion,  support new  generation,  upgrade or replace  aged  infrastructure  and meet the  growing  U.S.  demand for electricity.  The Federal Energy  Regulatory  Commission  ("FERC") has
          created  incentives  to spur  investment in  electricity  transmission infrastructure  assets. The DOE estimate of the investment required to modernize the electricity transmission  infrastructure grid is between
          $50 and $100 billion.

     We  believe  that  energy  companies  will  provide  attractive  investment opportunities as a result of the following factors:

     •    Strong Supply and Demand Fundamentals. The U.S. is the world's largest consumer  of crude oil and  natural gas  products,  the third  largest producer of crude oil and the second  largest  producer of natural gas products.  The EIA  projects  that  domestic  natural  gas and refined petroleum  products  consumption  will  increase  annually by 0.8% and
          1.1%, respectively, through 2030.

     •    Substantial   Capital   Requirements.   We   believe   that   existing
          infrastructure  will  require  new capital  investment  to maintain an aging asset  base,  as well as to upgrade the asset base to respond to the  evolution of supply and  environmental  regulations.  We estimate that $22 billion  will be invested in energy  infrastructure  internal growth  projects  through 2010.  This spending is expected to finance:
          refined product infrastructure  projects to support growing population centers;  pipeline  and storage  terminal  projects  to  increase  the movement  of crude  oil from  Canada  to the  U.S.;  and  natural  gas projects to develop infrastructure that efficiently connects new areas of supply to growing  areas of  demand.  We expect  this  trend  could continue through at least 2010.

     •    Substantial  Asset Ownership  Realignment.  We believe the acquisition and  divestiture  market has  averaged  approximately  $37  billion of transactions  annually between 2001 and 2006 in the U.S. for companies with energy  operations.  We believe such  activity  will  continue as larger  integrated  companies with higher cost structures  continue to divest  energy  assets to  smaller,  more  entrepreneurial  companies, companies  continue  to  pursue  acquisitions  to  drive  distribution growth,  and private equity firms seek to aggregate energy assets into existing or newly-formed MLPs or other public or private entities.  We estimate an additional  $22 billion of  acquisition  activity  through
          2010, based on current merger and acquisition activity levels.

Experience of the Advisor

     •    Experience  Across  Energy and Power  Value  Chain.  Our  Advisor  has
          significant  expertise  working  with energy and power  companies  and managed  investments of over $3.0 billion in the sector as of June 30,
          2007. The five members of our Advisor's  investment committee have, on average,  over 20 years of financial investment  experience.  Three of the five members of our Advisor's  investment  committee  have managed portfolios of income securities that include the securities of issuers in the power sector.

     •    Strong  Reputation,  Deep  Relationships  and Access to Deal Flow. Our
          Advisor has developed a strong reputation and deep  relationships with issuers,  underwriters  and  sponsors  that we believe  will afford us competitive advantages in sourcing, evaluating, executing and managing investment  opportunities.  Our Advisor has  significant  expertise in deal sourcing,  transaction  structuring  and investing  capital.  Our
          Advisor,  a pioneer in institutional  direct  placements with MLPs and other energy companies, has participated in over 65 direct placements, private company  investments and initial public

          offerings in which it has invested  over $1 billion since 2002 through its publicly traded funds and other specialty vehicles.

     •    Capital  Markets  Innovation.  Our  Advisor  is a leader in  providing investment,  financing and structuring  opportunities for its publicly traded funds and for its private  accounts.  Our Advisor  believes its innovation includes the following highlights:

          o    First publicly traded,  closed-end  management investment company focused  primarily on investing in energy MLPs;
          o    Led development of  institutional  MLP direct  placements to fund acquisitions, capital projects and sponsor liquidity;
          o    First  follow-on   common  stock  offering  in  a  decade  for  a
               closed-end, management investment company; and
          o    Established  one of the first  closed-end  fund  universal  shelf registration statements and completed the first registered direct offering  from a universal  shelf  registration  statement  for a closed-end fund.

     •    Disciplined  Investment  Philosophy.  Our Advisor's senior  investment professionals have substantial  experience in structuring  investments that balance the needs of power and energy  companies with appropriate risk control. In making its investment decisions,  our Advisor intends to continue the disciplined  investment  approach that it has utilized since its founding.  That investment  approach will emphasize  current
          income,   low  volatility  and  minimization  of  downside  risk.  Our
          Advisor's  investment  process  involves an  assessment of the overall attractiveness  of the  specific  segment  in which a power or  energy company is  involved,  the  company's  specific  competitive  position within  that  segment,  potential  commodity  price  risk,  supply and demand, regulatory considerations,  the stability and potential growth of the company's cash flows, the company's management track record and our Advisor's ability to structure an attractive investment.

Competitive Advantages

    We believe that we are  well-positioned to meet the financing needs of power and energy companies for the following reasons:

     •    Flexible  Transaction  Structuring.  We will not be subject to many of the regulatory  limitations that govern traditional  capital providers such as commercial banks,  mezzanine  lenders or business  development
          companies  ("BDCs").   As  a  result,  we  can  be  more  flexible  in
          structuring investments and selecting the types of securities in which we  invest.  We will be subject  to the  limitations  of the 1940 Act, including leverage restrictions.

     •    Extended Investment Horizon. Unlike private equity and venture capital funds,  we will not be subject to  standard  periodic  capital  return requirements.  These  provisions  can force private equity and venture capital funds to seek returns on their  investments  through  mergers, public equity  offerings or other  liquidity  events more quickly than they otherwise  might,  potentially  resulting in both a lower overall
          return  to  investors  and  an  adverse  impact  on  their   portfolio
          companies.  We believe  our  flexibility  to make  investments  with a
          long-term  view  and  without  the  capital  return   requirements  of
          traditional   private  investment  funds  will  provide  us  with  the
          opportunity to generate attractive returns on invested capital.

Targeted Investment Characteristics

    Our  investment  strategy  will be  anchored  in our  Advisor's  fundamental principles  of yield,  growth  and  quality.  We  anticipate  that our  targeted investments will generally have the following characteristics:

     •    Inelastic  Demand Profile - Companies that provide a critical  product or service to the economy and, as a result, face relatively  inelastic demand.

     •    Long-Life  Assets - Companies that operate  tangible  assets with long economic useful lives.

     •    High  Barriers to Entry -  Companies  with  operating  assets that are difficult to replicate due to regulation,  natural barriers,  planning or environmental  restrictions,  availability of land or high costs of new development.

     •    Predictable Revenues - Companies with a stable and predictable revenue stream, often linked to demographic growth.

     •    Stable Cost Structures - Companies with low  maintenance  expenditures and economies of scale due to operating leverage.

     •    Current  Yield Plus  Growth  Potential  -  Companies  that  generate a current  cash  return  at the  time of  investment  and  possess  good prospects for growth. We do not intend to invest in start-up companies or companies having speculative business

          plans.

     •    Experienced,  Operations-Focused  Management  Teams -  Companies  with management  teams  possessing  successful  track  records and who have substantial  knowledge,  experience,  and  focus in  their  particular segments of the power and energy sector.

Portfolio Securities

Targeted Investments.  The securities in which we will invest will include:

     •    Income  Securities.  We may  invest  in a  wide  range  of  securities expected  to  generate  for us  regularly  recurring  income  ("Income
          Securities"),  including those rated below investment grade. The types of Income  Securities  in which we may  invest,  include,  but are not limited to:

               o    Debt Securities
               o    Securities of MLPs
               o    Mezzanine Investments
               o    Dividend-Paying Equity Securities
               o    Second Lien Loans

     •    Securities of Other Investment Companies. As an alternative to holding investments directly,  and only to the extent permitted under the 1940
          Act, we may also  invest in  investment  companies  not managed by our
          Advisor,  including registered investment companies, BDCs and exchange traded  funds  ("ETFs")  that have  current  income  as an  investment objective.

     •    Other.  We may also seek to generate  income  from option  premiums by writing  (selling)  covered  call  options on  securities,  indices or certain ETFs.  Our ability to sell such call options may be limited by restrictions  imposed on our  operations  because we expect to seek to maintain our  qualification  as a RIC under the Code. We may invest in
          non-U.S. dollar denominated securities.

Temporary  Investments  and  Defensive  Investments.  Pending  investment of the proceeds  of this  offering  (which we  anticipate  may take three to six months following the closing of this offering),  we expect to invest  substantially all of the net offering  proceeds in cash, cash  equivalents,  securities  issued or guaranteed by the U.S.  government or its  instrumentalities  or agencies,  high
quality  short-term  money  market  instruments,   short-term  debt  securities,
certificates  of  deposit,  bankers'  acceptances  and other  bank  obligations, commercial paper or other liquid fixed income securities.  We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not  limited  to,  holding a reserve  pending  payment of  distributions  or facilitating  the payment of expenses  and  settlement  of trades.  In addition, although  inconsistent with our investment  objectives,  under adverse market or economic conditions, we may invest 100% of our total assets in these securities.
The yield on these securities may be lower than the returns on the securities in
which  we  will  otherwise   invest  or  yields  on  lower-rated,   fixed-income
securities.  To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objectives.

Principal Investment Strategies

    As a nonfundamental investment policy, under normal circumstances we plan to invest at least 80% of our  total  assets  (including  assets  obtained  through anticipated  leverage) in the  securities of companies that derive a majority of their revenue from power or energy operations.

    We have adopted the following additional nonfundamental investment policies:

     •    We may invest up to 100% of our total assets in restricted  securities purchased  directly  from  issuers,  all  of  which  may  be  illiquid securities.

     •    We may invest up to 50% of our total assets in subordinated, mezzanine or debt securities of private companies, all of which will be illiquid securities.

     •    We will not invest more than 25% of our total assets in  securities of
          MLPs and of other  "qualified  publicly traded  partnerships"  as that term is defined in Section 7704 of the Code.

     •    We may  invest  up to  25% of our  total  assets  in  non-U.S.  dollar denominated securities.

     •    We may invest up to 25% of our total assets in covered call options.

     •    We will not invest more than 20% of our total assets in the securities of any single issuer.

     •    We will not engage in short sales.

    As used for the purpose of each nonfundamental  investment policy above, the term "total assets" includes assets obtained through anticipated  leverage.  Our
Board of Directors may change our  nonfundamental  investment  policies  without stockholder approval and will provide notice to stockholders of material changes
(including  notice  through  stockholder  reports).  However,  any change in the policy of investing at least 80% of our total assets  (including assets obtained through  anticipated  leverage) in the  securities  of  companies  that derive a majority of their revenue from power or energy  operations  requires at least 60 days' prior written  notice to  stockholders.  Unless  otherwise  stated,  these investment  restrictions  apply  at the  time of  purchase,  and we will  not be required to reduce a position due solely to market value fluctuations.  See "The
Company."

Leverage

    Once the  proceeds  of this  offering  have been  substantially  invested in securities  that meet our  investment  objectives,  we expect to fund  continued
investment  activities  through  the  borrowing  of money  and the  issuance  of preferred stock and debt securities which represent the leveraging of our common shares.  The issuance of additional common shares will enable us to increase the aggregate amount of our leverage.  Currently, we anticipate using leverage in an amount that will represent approximately 33% of our total assets,  including the proceeds of such  leverage.  However,  we reserve  the right at any time,  if we believe that market  conditions are  appropriate,  to use leverage to the extent permitted  by the 1940 Act (50% of our  total  assets  for  preferred  stock and
33.33% of our total assets for debt securities).

    The use of leverage  creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may  adversely  affect  common  stockholders.  Because our Advisor's fee is based upon a percentage  of our  "Managed  Assets,"  our  Advisor's  fee will be higher  when we are  leveraged.  Managed  Assets is defined as our total  assets
(including  any assets  attributable  to any leverage  that may be  outstanding)
minus the sum of accrued  liabilities  (other than debt  representing  financial leverage and the aggregate  liquidation  preference of any outstanding preferred shares.  Therefore, our Advisor has a financial incentive to use leverage, which will  create  a  conflict  of  interest  between  our  Advisor  and  our  common stockholders, who will bear the costs and risks of our leverage. There can be no assurance  that a leveraging  strategy will be  successful  during any period in which it is used. The use of leverage involves risks,  which can be significant.
See "Leverage" and "Risks -- Risks Related to our Operations -- Leverage Risk."

     We may in the future use interest rate  transactions  for hedging  purposes only,  in an  attempt  to  reduce  the  interest  rate  risk  arising  from  our anticipated leveraged capital structure.  Interest rate transactions that we may use for  hedging  purposes  may expose us to certain  risks that differ from the risks associated with our portfolio holdings.  See "Leverage" and "Risks Related to our Operations -- Hedging Transactions and -- Hedging Strategy Risk."

Conflicts of Interest

    Conflicts  of  interest  may arise  from the fact that our  Advisor  and its affiliates carry on substantial investment activities for other clients in which we have no interest. Our Advisor or its affiliates may have financial incentives to favor certain of these accounts over us. Any of their proprietary accounts or other customer accounts may compete with us for specific trades.  Our Advisor or its  affiliates  may give  advice and  recommend  securities  to, or buy or sell securities  for,  other  accounts  and  customers,  which  advice or  securities recommended may differ from advice given to, or securities recommended or bought or sold for, us,  although  their  investment  objectives may be the same as, or similar to, ours.

    Our Advisor has written  allocation  policies  and  procedures  that it will follow in  addressing  any  conflicts.  When two or more clients  advised by our
Advisor or its  affiliates  seek to  purchase or sell the same  securities,  the securities  actually  purchased or sold will be allocated among the clients on a good faith  equitable  basis by our Advisor in its  discretion and in accordance with each

client's investment objectives and our Advisor's procedures.

    Situations  may  occur  when  we  could  be  disadvantaged  because  of  the investment  activities  conducted  by our Advisor and its  affiliates  for their other  accounts.  Such  situations  may be based on,  among  other  things,  the following:  (1) legal or internal restrictions on the combined size of positions that may be taken for us or their other accounts,  thereby  limiting the size of our or their position; (2) the difficulty of liquidating an investment for us or their other  accounts  where the market  cannot  absorb the sale of the combined position;  or (3) limits on co-investing in private  placement  securities under the 1940 Act. Our investment opportunities may be limited by affiliations of our
Advisor or its affiliates with power and energy companies.

Advisor Information

    The offices of our Advisor are located at 10801 Mastin Boulevard, Suite 222,
Overland  Park,  Kansas  66210.  The  telephone  number for our Advisor is (913)
981-1020  and our  Advisor's  website is  www.tortoiseadvisors.com.  Information posted  to  our  Advisor's  website  should  not  be  considered  part  of  this prospectus.

                                  The Offering

Common Shares Offered................................   of our common  shares,  excluding of our common  shares  issuable pursuant to the overallotment option granted to the underwriters.

Price Per Common Share...............................   $25.00

Common Shares Outstanding
After the Offering...................................   of our common  shares,  excluding of our common  shares  issuable pursuant to the overallotment option granted to the underwriters.

NYSE Symbol..........................................

Use of Proceeds......................................   We expect  to use the net  proceeds  from the sale of our  common shares to invest in accordance with our investment objectives and policies and for working capital purposes.  We anticipate that it may take three to six months to invest  substantially  all of the
                                                        net  proceeds  of  this  offering  in   securities   meeting  our
                                                        investment  objectives.  Pending  investment,  we expect  the net proceeds  of  this  offering  will  be  invested  in  cash,  cash
                                                        equivalents,   securities   issued  or  guaranteed  by  the  U.S.
                                                        government  or its  instrumentalities  or agencies,  high-quality short-term money market instruments,  short-term debt securities, certificates  of  deposit,  bankers'  acceptances  and other bank obligations,  commercial  paper  or  other  liquid  fixed  income securities. See "Use of Proceeds."

Fees.................................................   Pursuant to our investment  advisory  agreement,  we will pay our
                                                        Advisor a fee for its investment  management services equal to an annual rate of 1.00% of the  Company's  average  monthly  Managed
                                                        Assets.  The fee will be  calculated  and accrued  daily and paid quarterly in arrears. See "Management of the Company - Investment
                                                        Advisory Agreement - Management Fee."

Regulatory Status....................................   We are  registered as a  non-diversified,  closed-end  management investment  company  under the 1940 Act prior to the  closing  of this offering. See "Closed-End Company Structure."

Tax Status..........................................    We intend to elect to be treated  and to  qualify  each year as a
                                                        RIC under the Code.  Assuming  that the we qualify  as a RIC,  we generally  will not be  subject  to U.S.  federal  income  tax on income  and  gains  that  it  distributes  each  taxable  year to
                                                        stockholders   if   it   meets   certain   minimum   distribution
                                                        requirements.  To qualify as a RIC,  we will be  required to meet asset diversification  tests, to meet an annual qualifying income test  and to  distribute  substantially  all of its  income.  See
                                                        "Certain U.S. Federal Income Tax Considerations."

Distributions........................................   We intend to make regular  monthly cash  distributions  of all or substantially  all of our  investment  company  taxable income to common  stockholders,  commencing  after the first  full  quarter following the  consummation  of this  offering.  We intend to pay common stockholders at least annually all or substantially all of our  investment  company  taxable  income.

                                                        Various factors will affect the level of our income,  such as our asset mix and our use of hedging. To permit us to maintain a more stable monthly distribution, our Board of Directors may from time to time cause us to

                                                        distribute  less than the  entire  amount  of income  earned in a particular period. The undistributed income would be available to supplement future  distributions.  As a result, the distributions paid by us for any particular  monthly period may be more or less than the  amount of  income  actually  earned  by us during  that period.  Undistributed  income  will add to our net asset  value, and,  correspondingly,  distributions from  undistributed  income will deduct from our net asset value. See "Distributions."

Dividend Reinvestment Plan...........................   We  intend  to  have  a  dividend   reinvestment   plan  for  our
                                                        stockholders  that will be  effective  after  completion  of this offering.  Our plan  will be an "opt out"  dividend  reinvestment plan. As a result, if we declare a distribution after the plan is effective, stockholders' cash distributions will be automatically reinvested in additional common shares,  unless they specifically
                                                        "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of common  shares will  generally be subject to the same federal, state and local tax  consequences  as  stockholders  who elect to receive their  distributions in cash. See "Dividend  Reinvestment
                                                        Plan" and "Certain U.S. Federal Income Tax Considerations."

Risks................................................   We are a newly organized company with no operating  history,  and investing in our common shares involves certain risks relating to our  structure  and our  investment  objectives  that you  should consider before deciding  whether to invest in our common shares.
                                                        Our strategy of investing primarily in securities issued by power and energy  companies,  all of which may be illiquid  securities, involves  a high  degree of risk.  You could  lose some or all of your  investment.  A large number of entities compete with us for the  investment  opportunities  that we  anticipate  seeking.  We anticipate  that we will borrow funds or issue  preferred or debt securities.  As a  result,  we will be  exposed  to the  risks of leverage,  which  may  be  considered  a  speculative  investment technique.  Leverage magnifies the potential for gain and loss on amounts invested and,  therefore,  increases the risks associated with investing in our common shares.

                                                        See "Risks"  beginning  on page for a  discussion  of the various factors you should carefully  consider before deciding whether to invest in our common shares.

                                       10

                           FORWARD-LOOKING STATEMENTS

    The  matters  discussed  in this  prospectus,  as well as in future oral and written statements by our management,  that are  forward-looking  statements are based on current  management  expectations  that involve  substantial  risks and uncertainties  that could cause  actual  results to differ  materially  from the
results  expressed  in,  or  implied  by,  these   forward-looking   statements.
Forward-looking  statements  relate to future  events  or our  future  financial performance.  We generally  identify  forward-looking  statements by terminology such as "may," "will," "should,"  "expects,"  "plans,"  "anticipates,"  "could,"
"intends,"  "targets,"  "projects,"   "contemplates,"  "believes,"  "estimates,"
"predicts,"  "potential"  or  "continue" or the negative of these terms or other similar  words.  Important  assumptions  include  our ability to  originate  new investments,  achieve  certain  levels  of  return,  the  availability  to us of additional  capital and the ability to maintain certain debt to asset ratios. In light of these and  other  uncertainties,  the  inclusion  of a  forward-looking statement in this prospectus  should not be regarded as a  representation  by us that our plans or objectives will be achieved.  The  forward-looking  statements contained in this prospectus include statements as to:

     -    our future operating results;

     -    our  business   prospects  and  the   prospects  of  our   prospective
          investments;

     -    the impact of investments that we expect to make

     -    our informal relationships with third parties;

     -    the  dependence of our future  success on the general  economy and its impact on power and energy companies;

     -    the ability of our investments to achieve their objectives;

     -    our expected financings and investments;

     -    our regulatory structure and tax status;

     -    our ability to operate as an investment company;

     -    the adequacy of our cash resources and working capital;

     -    the  timing  of  cash  flows,  if  any,  from  the  operations  of our investments; and

     -    the size or growth  prospects of all  companies  with power and energy operations.

    For a discussion  of factors  that could cause our actual  results to differ from  forward-looking  statements  contained in this prospectus,  please see the discussion  under the heading  "Risks."  You should not place undue  reliance on these forward-looking  statements.  The forward-looking  statements made in this prospectus  relate  only to events as of the date on which  the  statements  are made.  We undertake no  obligation  to update any  forward-looking  statement to reflect events or circumstances occurring after the date of this prospectus.

                                       11

                           SUMMARY OF COMPANY EXPENSES

   The following  table is intended to assist you in  understanding  the various costs and  expenses  that an investor  in this  offering  will bear  directly or indirectly.  We caution you that the  percentages in the table below  indicating annual expenses are estimates and may vary.

Stockholder Transaction Expense:

Sales Load (as a percentage of offering price)..................................      %(1)

Offering Expenses Borne by the Company (as a percentage of offering price)......      %(2)
Dividend Reinvestment Plan Expenses.............................................   None(3)

                                                                                Percentage of
                                                                                Net Assets
                                                                                Attributable
                                                                                to Common
                                                                                Shares
                                                                                (Assumes
                                                                                Leverage is
Annual Expenses:                                                                Outstanding)
                                                                                ------------
Management Fee (payable under investment advisory agreement)....................      %(4)
Leverage Costs..................................................................      %(5)
Other Expenses..................................................................      %(6)
Acquired Fund Fees and Expenses.................................................      %(7)
                                                                                -----------
Total annual expenses...........................................................      %(8)
                                                                                ============

--------------------------------------------

(1)  For a description of the sales load and of other  compensation  paid to the
     Underwriters  by the  Company,  see  "Underwriting."  The Advisor  (not the
     Company)  has  agreed  to pay from  its own  assets  a  structuring  fee to
     Wachovia Capital Markets, LLC. See "Underwriting".
(2)  The percentage reflects estimated offering expenses of approximately $ .
(3)  The  expenses   associated   with  the   administration   of  our  dividend
     reinvestment plan are included in "Other Expenses." The participants in our dividend  reinvestment  plan  will  pay  a  pro  rata  share  of  brokerage commissions incurred with respect to open market purchases, if any, made by the plan  agent  under  the plan.  For more  details  about  the plan,  see
     "Dividend  Reinvestment  Plan."
(4)  Although  our  management  fee is 1.0%
     (annualized)  of our  average  monthly  Managed  Assets,  the  table  above reflects  expenses as a percentage of net assets.  Managed Assets means our total assets (including any assets purchased with any borrowed funds) minus the sum of accrued liabilities other than debt entered into for the purpose of leverage and the aggregate  liquidation  preference  of any  outstanding preferred  shares.  Net  assets is defined  as  Managed  Assets  minus debt entered  into for the purposes of leverage  and the  aggregate  liquidation preference of any  outstanding  preferred  shares.  See  "Management of the
     Company -- Investment  Advisory Agreement -- Management Fee."
(5)  We intend to borrow money or issue debt securities  and/or preferred stock, which may be auction rate  securities,  to provide us with additional funds to invest.  The borrowing of money and the issuance of preferred  stock and debt  securities  represent the  leveraging of our common stock.  The table above assumes we borrow for investment  purposes  approximately  $ million, which reflects  leverage in an amount  representing 33% of our total assets
     (including  such borrowed  funds)  assuming an annual interest rate of % on the amount borrowed and assuming we issue million common shares.
(6)  "Other  Expenses"  includes  our  estimated  overhead  expenses,  including payments to our transfer agent, our  administrator and legal and accounting expenses.  The  holders  of our  common  shares  indirectly  bear  the cost associated with such other expenses.
(7)  "Acquired  Fund Fees and  Expenses"  includes  fees and  expenses  incurred indirectly by us as a result of  investment in one or more Acquired  Funds.
     For the  purpose  hereof,  "Acquired  Fund"  means any  company in which we invest (A) that is an investment company or (B) that would be an investment company under  section 3(a) of the 1940 Act but for the  exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act. We have no current intention to invest in an Acquired Fund, but we reserve the flexibility  to make such  investments  in compliance  with our  investment policies in the future.
(8)  The table  presented  above  estimates  what our annual  expenses would be, stated as a percentage of our net assets attributable to our common shares.
     The table presented below, unlike the table presented above,  assumes we do not use any form of  leverage.  As a result,  our  estimated  total  annual expenses would be as follows:
        Management fee.....................................................1.00%
        Other expenses.....................................................    %
        Acquired fund fees and expenses....................................    %
        Total annual expenses..............................................    %
                                                                           =====

                                       12

Example

   The  following  example  demonstrates  the  projected  dollar amount of total cumulative  expenses that would be incurred over various periods with respect to a  hypothetical  investment in our common  shares.  These amounts are based upon assumed offering expenses of 0.0X % and our payment of annual operating expenses at the levels set forth in the table above.

                                                       1 Year     3 Years     5 Years    10 Years
                                                     --------------------- ----------- ----------
You would pay the following expenses on a $1,000
investment, assuming a 5% annual return.............      $         $           $            $

   The example and the expenses in the tables  above should not be  considered a representation  of our future  expenses,  and actual  expenses may be greater or less than those shown.  Moreover,  while the example assumes, as required by the applicable  rules of the SEC, a 5% annual return,  our performance will vary and may result in a return  greater or less than 5%. In addition,  while the example assumes  reinvestment of all  distributions at net asset value,  participants in our dividend  reinvestment  plan may receive  common shares valued at the market price in effect at that  time.  This  price may be at,  above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

                                       13

                                      RISKS

    Investing in our common shares  involves  risk,  including the risk that you may receive  little or no return on your  investment,  or even that you may lose part or all of your investment. Therefore, before investing in our common shares you should consider  carefully the following risks. We are designed primarily as a long-term  investment  vehicle,  and our common shares are not an  appropriate investment for a short-term trading strategy. An investment in our common shares should not  constitute  a  complete  investment  program  for any  investor  and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objectives.

Risks Related to Our Operations

    No  Operating  History.  We  are  a  newly  organized  Maryland  corporation registered as a non-diversified,  closed-end management investment company under the 1940 Act.  We are  subject to all of the  business  risks and  uncertainties associated  with any new  business,  including the risk that we will not achieve our  investment  objectives  and that the value of an  investment  in our common shares  could  decline  substantially  and cause you to lose some or all of your investment.

    Income  Securities Risk. We expect to invest in Income  Securities that may be subject to certain risks, including:

         Issuer Risk. The value of Income Securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial  leverage  and  reduced  demand  for the  issuer's  products  and services.

         Credit Risk.  Credit risk is the risk that a security in our  portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security  experiences a decline in its financial status.  We may invest a significant  portion of our assets in securities that are rated below investment grade.  Securities
     rated  below  investment   grade  are  regarded  as  having   predominately
     speculative  characteristics  with respect to the issuer's  capacity to pay interest and repay principal,  and these bonds are commonly  referred to as
     "junk  bonds." These  securities  are subject to a greater risk of default.
     Preferred  securities are  subordinated to bonds and other debt instruments in a company's capital structure,  in terms of priority to corporate income and claim to corporate  assets,  and  therefore  will be subject to greater credit risk than debt instruments.

         Interest  Rate  Risk.  Interest  rate  risk  is the  risk  that  Income
     Securities  will  decline in value  because  of changes in market  interest rates.  When  market  interest  rates  rise,  the  market  value of  Income
     Securities generally will fall.

         Reinvestment  Risk.  Reinvestment risk is the risk that income from our portfolio  will  decline if we invest the  proceeds  from matured or traded
     Income  Securities at market  interest rates that are below our portfolio's current earnings rate. A decline in income could affect the Net Asset Value
     ("NAV") of our common shares or our overall return.

         Call or Prepayment  Risk.  During periods of declining  interest rates, borrowers  may exercise  their option to call or prepay  principal  earlier than scheduled, forcing us to reinvest in lower yielding securities.

         Liquidity Risk. We may invest without  limitation in Income  Securities for  which  there  is no  readily  available  trading  market  or that  are otherwise illiquid,  including certain below investment grade bonds. We may not be able to readily  dispose of illiquid  securities and  obligations at prices that  approximate  those at which we could sell such  securities and obligations  if they  were  more  widely  traded  and,  as a result of such illiquidity,  we may have to sell other  investments or engage in borrowing transactions to raise cash to meet our  obligations.  In addition,  limited liquidity  could  affect the  market  price of Income  Securities,  thereby adversely affecting our NAV and ability to make distributions.

         Valuation  of  Certain  Income  Securities.  Certain  investments  with
     limited  secondary  markets  may  be  difficult  to  value.   Where  market
     quotations are not readily  available,  valuation may require more research than for more liquid  investments.  In  addition,  elements of judgment may play a greater role in valuation in such cases than for investments  with a more active secondary market because there is less reliable  objective data available.

                                       14

         Duration  and  Maturity  Risk.  We have  no set  policy  regarding  the maturity or duration of any or all of our Income  Securities.  Holding long duration and long maturity  investments will expose us to certain magnified risks.  These risks include  interest rate risk,  credit risk and liquidity risks as discussed above.

    Below  Investment  Grade  Securities  Risk.  We  expect  to invest in Income
Securities  rated below investment  grade by nationally  recognized  statistical rating organizations ("NRSROs") or unrated securities of comparable quality.

    Below  investment  grade  securities are rated below Ba1 or lower by Moody's
Investors Services, Inc. ("Moody's"),  BB+ or lower by Standard & Poor's Ratings
Group ("S&P") or comparably rated by another NRSRO or, if unrated are determined by our  Advisor to be of  comparable  credit  quality.  Below  investment  grade securities,  also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government  securities or debt securities of investment grade issuers  because they are subject to greater risks than these  securities.
These risks, which reflect their speculative  character,  include the following:
greater volatility; greater credit risk and risk of default; potentially greater sensitivity  to general  economic  or  industry  conditions;  potential  lack of attractive resale opportunities  (illiquidity);  and additional expenses to seek recovery from issuers who default.

    In addition,  the prices of these below investment grade securities are more sensitive to negative  developments,  such as a decline in the issuer's revenues or a general economic downturn,  than are the prices of higher grade securities.
Below  investment  grade securities tend to be less liquid than investment grade securities.  The market value of below  investment  grade securities may be more volatile  than the market value of  investment  grade  securities  and generally tends to reflect the market's  perception of the  creditworthiness of the issuer and short-term  market  developments to a greater extent than  investment  grade securities,  which primarily reflect  fluctuations in general levels of interest rates.

    Ratings are relative and subjective  and not absolute  standards of quality.
Securities  ratings  are  based  largely  on an  issuer's  historical  financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular  security or instrument is not necessarily a reflection  of an issuer's  current  financial  condition.  Subsequent  to our purchase,  the security or instrument may cease to be rated or its rating may be reduced. In addition,  it is possible that NRSROs might not change their ratings of a particular  security or instrument to reflect subsequent events on a timely basis.  Moreover,  such  ratings  do not  assess the risk of a decline in market value.  None of  these  events  will  require  our  sale of such  securities  or instruments,  although our Advisor  will  consider  these events in  determining whether we should continue to hold the securities.

    The market for below investment grade and comparable  unrated securities has experienced periods of significantly  adverse price and liquidity several times, particularly at or around times of economic  recession.  Past market  recessions have adversely  affected the value of such  securities as well as the ability of certain  issuers  of such  securities  to repay  principal  and to pay  interest thereon or to refinance  such  securities.  The market for these  securities may react in a similar fashion in the future.

    Mezzanine  Investments Risk. We may invest in certain lower grade securities known as "Mezzanine  Investments,"  which are subordinated  debt securities that are generally  issued in private  placements in conjunction with the issuance of an equity security  (e.g.,  with attached  warrants) or may be convertible  into equity securities. Mezzanine Investments may rank lower in right of payment than other loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific  collateral),  and are subject to the  additional  risk that the cash flow of the borrower and available  assets may be  insufficient to meet scheduled payments after giving effect to any higher ranking obligations of
the  borrower.   Mezzanine  Investments  are  expected  to  have  greater  price volatility  and exposure to losses upon default than other loans and may be less liquid.

    Private  Securities  Risk.  Little public  information  exists about private companies,  and we will be  required  to rely on the  ability of our  Advisor to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies.  For example,  privately held companies are not subject to Securities and Exchange  Commission  ("SEC") reporting  requirements, are not  required  to  maintain  their  accounting  records in  accordance  with generally  accepted  accounting  principles,  and are not  required  to maintain effective internal controls over financial  reporting.  If our Advisor is unable to obtain all material information about these companies, including the relevant operational,  regulatory,  environmental,  litigation and managerial  risks, our
Advisor may not make a fully-informed  investment decision, and we may lose some or all of the money invested in these  companies.  In addition,  our Advisor may inaccurately  value the  prospects of an  investment,  causing us to overpay for such investment and to fail to obtain an expected return.

                                       15

    Restricted  Securities  Risk.  We  may  invest  100%  of  our  portfolio  in restricted  securities.  Restricted  securities are less liquid than  securities traded in the open market because of statutory and  contractual  restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open  market,  which can be  expected  to be sold  immediately  if the market is adequate.  The illiquidity of these  investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize  significantly less than the value at which we previously have recorded our investments. To enable us to sell our holdings of a restricted  security not registered under the Securities Act of 1933, as amended
(the "1933 Act"), in limited  circumstances  we may have the right to cause some of  those  securities  to be  registered.  If we have the  right  to cause  such registration,  the  expenses of  registering  restricted  securities  may not be determined at the time we buy the securities.  When we must arrange registration because we wish to sell the security,  a considerable  period may elapse between the time the  decision is made to sell a security  and the time the  security is registered  so that we could  sell it. We would  bear the risks of any  downward price fluctuation during that period.

    Investment Company Risk. Investments in investment companies present certain special  considerations  and risks not present in making direct  investments  in other securities. Investments in investment companies involve operating expenses and fees that are in addition  to the  expenses  and fees borne by us  directly.
Such expenses and fees  attributable  to our  investment  in another  investment company are borne  indirectly by our  stockholders.  Accordingly,  investment in such entities  involves expense and fee layering.  To the extent management fees of  investment  companies  are based on total  gross  assets,  it may  create an incentive for such  entities'  managers to employ  financial  leverage,  thereby
adding   additional   expense   and   increasing    volatility   and   risk.   A
performance-based  fee  arrangement  may  create  incentives  for an  advisor or manager to take greater  investment risks in the hope of earning a higher profit participation. Investments in investment companies are likely to expose us to an additional layer of financial leverage.

    MLP Risks.  An investment in MLP securities  involves some risks that differ from an  investment in the common stock of a  corporation.  Holders of MLP units have limited  control and voting rights on matters  affecting  the  partnership.
Holders  of  units  issued  by an MLP are  exposed  to a remote  possibility  of liability  for all of the  obligations  of that  MLP in the  event  that a court determines  that the  rights  of the  holders  of MLP units to vote to remove or replace the general  partner of that MLP,  to approve  amendments  to that MLP's partnership  agreement,  or to take other action under the partnership agreement of that MLP would  constitute  "control" of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.

    Holders of MLP units are also  exposed to the risk that they be  required to repay amounts to the MLP that are  wrongfully  distributed to them. In addition, the value of our investment in an MLP will depend largely on the MLP's treatment as a partnership for U.S.  federal income tax purposes.  If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes,  it would be treated as a corporation for U.S.
federal  income tax  purposes.  In that case,  the MLP would be obligated to pay income tax at the entity level and distributions  received by us generally would be taxed as dividend income. As a result, there could be a material reduction in our cash flow and there could be a material  decrease in the value of our common shares.

    Equity  Securities Risk.  Equity  securities of entities that operate in the power and energy  sector can be affected  by macro  economic  and other  factors affecting  the stock market in general,  expectations  about changes in interest rates,  investor  sentiment  towards  such  entities,  changes  in a  particular issuer's financial  condition,  or unfavorable or unanticipated poor performance of a  particular  issuer (in the case of MLPs,  generally  measured  in terms of distributions.  Prices of equity  securities of individual  entities also can be affected  by  fundamentals  unique  to the  company  or  partnership,  including earnings power and coverage ratios.

    Power  and  energy  company  equity  prices  are  primarily   influenced  by
distribution  growth rates and prospects  for  distribution  growth.  Any of the foregoing risks could substantially impact the ability of such an entity to grow its distributions.

    Covered Call  Options.  We may decide to implement a covered call  strategy.
There are  significant  differences  between the securities and options  markets that could result in an imperfect  correlation between these markets,  causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use call options  involves the  exercise of skill and  judgment,  and even a well conceived  transaction may be unsuccessful to some degree because of market behavior or unexpected events.

    As the writer of a covered call option, we would forgo,  during the option's life,  the  opportunity  to profit  from  increases  in the market  value of the security  covering  the call option  above the sum of the premium and the strike price  of the  call,  but  retain  the  risk

                                       16

of loss should the price of the underlying security decline. If we write covered calls with  respect to a  meaningful  portion of our  portfolio,  our ability to benefit from capital appreciation becomes more limited.

    Non-U.S. Dollar Denominated Securities. We may invest up to 50% of our total assets in non-U.S. dollar denominated  securities.  This may include investments in the  securities  of  non-U.S.  issuers  that  involve  risks  not  ordinarily associated with investments in securities and instruments of U.S.  issuers.  For example,  non-U.S.  companies are not generally  subject to uniform  accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  Non-U.S. securities exchanges,  brokers and listed companies may be subject to less government  supervision and regulation than exists in the
U.S.  Dividend  and  interest  income may be subject  to  withholding  and other
non-U.S.  taxes,  which may adversely affect the net return on such investments.
Because we do not intend to invest more than 50% of our  investments in non-U.S.
dollar  denominated  securities,  we will  not be able  to pass  through  to our stockholders  any foreign  income tax credits as a result of any foreign  income taxes we pay. There may be difficulty in obtaining or enforcing a court judgment abroad.  In  addition,  it may be difficult  to effect  repatriation  of capital invested in certain countries.  In addition,  with respect to certain countries, there are risks of  expropriation,  confiscatory  taxation,  political or social instability  or  diplomatic  developments  that could  affect our assets held in
non-U.S.  countries.  There may be less publicly  available  information about a
non-U.S.  company than there is regarding a U.S.  company.  Non-U.S.  securities markets may have substantially less volume than U.S. securities markets and some
non-U.S.  company  securities  are less  liquid  than  securities  of  otherwise comparable U.S.  companies.  Non-U.S.  markets also have different clearance and
settlement  procedures  that  could  cause  us  to  encounter   difficulties  in
purchasing and selling  securities on such markets and may result in our missing attractive  investment  opportunities  or  experiencing  a loss. In addition,  a portfolio that includes non-U.S.  securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S.  securities markets and the increased costs of maintaining the custody of non-U.S. securities.

    When investing in non-U.S. dollar denominated securities,  there is also the risk  that the  value of such an  investment,  measured  in U.S.  dollars,  will decease  because of unfavorable  changes in currency  exchange  rates. We do not currently intend to reduce or hedge our exposure to non-U.S.  currencies,  other than in  connection  with our exposure to dividends  received or  receivable  in
non-U.S.  currencies and in connection with hedging forward commitments.  Such a decrease in the value of our investments when leverage is outstanding may result in our having to reduce the amount of leverage if our  statutory  or other asset coverage  ratios fall below  required  amounts.  Such  reduction of leverage may cause us to recognize a loss on transactions  undertaken to reduce our leverage, resulting in a further decrease in our value.

    Valuation  Risk.  Up to  100%  of our  investments  may be in  the  form  of securities that are not publicly traded. The fair value of these investments may not be readily  determinable.  For example,  market prices generally will not be available for securities of private companies, MLP subordinated units, or junior loans, and the value of such investments  ordinarily will be determined based on fair valuations  determined by our Advisor pursuant to procedures adopted by our
Board of Directors.  Similarly,  the value of securities acquired through direct placements,  because  of their  restricted  nature,  will be based on fair value determinations  that are generally  based on a discount from publicly  available market  prices.  We will  value  these  investments  quarterly  at fair value as determined  in good faith by our Board of  Directors.  The types of factors that may be considered in fair value pricing of an investment  include the nature and realizable value of any collateral, the portfolio company's earnings and ability to make  payments,  the markets in which the  portfolio  company does  business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations are inherently uncertain, our determinations of fair value may differ  materially from the values that would have been used if a ready market for these securities  existed.  As a result,  we may not be able to dispose of our holdings at a price equal to or greater than the determined  fair value, which could have a negative impact on our NAV.  Restrictions on resale or the absence of a liquid  secondary  market may  adversely  affect our ability to determine our NAV. In addition, the value of these securities typically requires more reliance on the judgment of our Advisor than that  required for  securities for which there is an active trading market.

    Fair value is defined  as the  amount for which  assets  could be sold in an orderly  disposition over a reasonable  period of time,  taking into account the nature of the asset. Fair value pricing,  however,  involves  judgments that are inherently  subjective and inexact,  because fair valuation  procedures are used only  when it is not  possible  to  precisely  determine  what  value  should be attributed  to a  particular  security  or when an event will  affect the market price of a security and to what extent.  As a result,  there can be no assurance that fair value pricing will reflect  actual  market  value,  and it is possible that the fair value determined for a security will be materially  different from the value that actually could be, or is, realized upon the sale of that asset.

    Quarterly  Results Risk. We could  experience  fluctuations in our quarterly operating  results  due to a number  of  factors,  including  the  return on our investments,  the level of our  expenses,  variations  in and the  timing of the recognition of realized and unrealized  gains

                                       17

or losses,  the degree to which we  encounter  competition  in our  markets  and general  economic  conditions.  As a result of these  factors,  results  for any period should not be relied upon as being  indicative of  performance  in future periods.

    Leverage  Risk.  Our use of leverage  through  borrowings or the issuance of preferred  stock  or debt  securities,  and  any  other  transactions  involving
indebtedness   (other  than  for  temporary  or  emergency  purposes)  would  be considered  "senior  securities"  for  purposes of the 1940 Act.  Currently,  we expect the amount of our  leverage to represent  approximately  33% of our total assets,  including  the  proceeds of such  leverage.  Leverage is a  speculative technique  that may  adversely  affect  common  stockholders.  If the  return on securities  acquired with  borrowed  funds or other  leverage  proceeds does not exceed the cost of the  leverage,  the use of  leverage  could  cause us to lose money. Successful use of leverage depends on our Advisor's ability to predict or to  hedge  correctly  interest  rates  and  market  movements,  and  there is no assurance  that the use of a leveraging  strategy will be successful  during any period  in  which  it is  used.  Because  the fee  paid to our  Advisor  will be calculated on the basis of Managed Assets,  the fees will increase when leverage is utilized, giving our Advisor an incentive to utilize leverage.

    Lenders from whom we may borrow money or holders of our debt securities will have fixed  dollar  claims on our assets that are  superior to the claims of our common stockholders,  and we may grant a security interest in our assets when we undertake  leverage.  In the case of a liquidation  event, those lenders or note holders would receive proceeds before our common stockholders.

    Any future issuance of senior  securities will involve offering expenses and other costs,  including  interest payments and higher fees to our Advisor,  that are borne indirectly by our common  stockholders and could reduce the NAV of our common  shares.  Fluctuations  in  interest  rates  could  increase  interest or dividend  payments on our senior  securities and could reduce cash available for distributions to our common stockholders.  Increased operating costs,  including the financing costs associated with any leverage, may reduce our total return to common stockholders.

    The 1940 Act and/or the rating agency  guidelines  expected to be applicable
to  our  senior   securities  impose  asset  coverage   requirements,   dividend
limitations,   voting  right   requirements   (in  the  case  of  senior  equity
securities),  and  restrictions  on our  portfolio  composition  and  our use of certain investment techniques and strategies. The terms of any senior securities or  other  borrowings  may  impose  additional  requirements,  restrictions  and limitations  that are more stringent than those  currently  required by the 1940
Act, and the  guidelines  of the rating  agencies that rate  outstanding  senior securities.  These  requirements may have an adverse effect on us and may affect our ability to pay dividends on our common shares. To the extent  necessary,  we intend to redeem our senior  securities to maintain the required asset coverage.
Doing so may require that we liquidate  portfolio  securities  at a time when it would not otherwise be desirable to do so. See "Leverage."

    Hedging  Strategy  Risk.  We  may in  the  future  use  interest  rate  swap transactions,  for hedging  purposes  only, in an attempt to reduce the interest rate risk arising from our anticipated  leveraged  capital  structure.  Interest rate swap  transactions  that we may use for hedging  purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings.
Economic  costs of hedging are  reflected  in the price of interest  rate swaps, floors,  caps and  similar  techniques,  the costs of which can be  significant, particularly when long-term  interest rates are  substantially  above short-term interest rates. In addition, our success in using hedging instruments is subject to our Advisor's  ability  correctly to predict changes in the  relationships of such hedging  instruments  to our leverage  risk,  and there can be no assurance that our Advisor's judgment in this respect will be accurate.  Consequently, the use of hedging transactions might result in reduced overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.

    Depending  on the state of interest  rates in  general,  our use of interest rate swap  transactions  could increase or decrease the cash available to us for payment of dividends  or interest,  as the case may be. To the extent there is a decline  in  interest  rates,  the value of  interest  rate  swaps or caps could decline and result in a decline in the NAV of our common shares. In addition, if the counterparty to an interest rate swap transaction  defaults, we would not be able to use the  anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

    Liquidity  Risk.  Although  securities  in which we invest  may trade on the
NYSE,  AMEX, and the NASDAQ Market,  certain of those  securities may trade less
frequently   than   those  of  larger   companies   that  have   larger   market
capitalizations.  In the event certain  securities  experience  limited  trading volumes,  the prices of such securities may display abrupt or erratic  movements at  times.  In  addition,  it may be  more  difficult  for  us to buy  and  sell significant  amounts  of  such  securities  without  an  unfavorable  impact  on prevailing market prices. As a result, these securities may be difficult to sell at a fair  price  at  the  times  when  we  believe  it is  desirable  to do so.
Investment of our capital in securities  that are less actively  traded (or over time  experience  decreased  trading  volume) may

                                       18

restrict our ability to take advantage of other market  opportunities or to sell those  securities.  This also may affect  adversely our ability to make required interest  payments on our debt  securities and dividends on any of our preferred stock, to redeem such securities, or to meet asset coverage requirements.

    Concentration  Risk.  We are  registered  as a  non-diversified,  closed-end management  investment  company  under the 1940 Act.  Accordingly,  there are no regulatory limits under the 1940 Act on the number or size of securities that we hold,  and we may invest more assets in fewer issuers  compared to a diversified fund. However, in order to qualify as a RIC for federal income tax purposes,  we must diversify our holdings so that, at the end of each quarter (i) at least 50%
of the value of our total  assets is  represented  by cash and cash items,  U.S.
Government securities,  the securities of other RICs and other securities,  with such other securities  limited for purposes of such  calculation,  in respect of any one  issuer,  to an  amount  not  greater  than 5% of the value of our total assets  and not  more  than 10% of the  outstanding  voting  securities  of such issuer,  and (ii) not more than 25% of the value of our total assets is invested in the  securities of any one issuer (other than U.S.  Government  securities or the  securities of other RICs),  the  securities  (other than the  securities of other RICs) of any two or more  issuers  that we control and that are engaged in the same trade or business or similar or related  trades or  businesses,  or the securities of one or more qualified  publicly traded  partnerships.  An inherent risk  associated with any investment  concentration  is that we may be adversely affected if one or two of our investments perform poorly.  Financial  difficulty on the part of any single  portfolio  company  would then expose us to a greater risk of loss than would be the case if we were a  "diversified"  company holding numerous investments.

    Given  our  contemplated  investments  in MLPs and other  entities  that are treated as partnerships  for U.S.  federal income tax purposes,  compliance with the  qualifying  income  and  asset  diversification  tests  applicable  to RICs presents unusual challenges and will require careful,  ongoing  monitoring.  The
Advisor has experience in such  monitoring the investments of TYN and will apply that experience to our investment portfolio. There can be no assurance, however, that the Advisor will succeed under all  circumstances  in ensuring that we meet the requirements for RIC status, particularly given that certain determinations, such as whether a security in which we invest constitutes debt or equity for tax purposes, may not be free from doubt.

    Delayed  Investment Risk. We anticipate that it may take up to six months to invest  substantially  all of the net proceeds  received  from this  offering in securities meeting our investment objectives. Pending investment as described in our investment objectives and strategies, we may invest the net proceeds of this offering in cash, cash equivalents,  securities issued or guaranteed by the U.S.
government or its instrumentalities or agencies,  high-quality  short-term money
market  instruments,   short-term  debt  securities,  certificates  of  deposit,
bankers'  acceptances  and other  bank  obligations,  commercial  paper or other liquid fixed income securities.  Because our temporary  investments may generate lower  projected  returns than our core investment  strategy,  we may experience lower returns during this period and may not be able to pay distributions during this period comparable to the distributions  that we may be able to pay when the net  proceeds of this  offering  are fully  invested in  securities  meeting our investment objectives and strategies. See "Use of Proceeds."

    Unidentified   Investments   Risk.  We  have  not  entered  into  definitive
agreements for any specific investments in which we will invest the net proceeds of this  offering.  As a result,  you will not be able to evaluate  the economic merits of  investments  we make with the net proceeds of this offering  prior to your  purchase  of common  shares  in this  offering.  We will have  significant flexibility  in  investing  the net  proceeds  of  this  offering  and may  make investments  with which you do not agree or do not believe are  consistent  with our targeted investment characteristics.

    Competition  Risk.  There are a number of alternatives to us as vehicles for investment  in a portfolio  of  companies  operating  primarily in the power and energy sector, including publicly traded investment companies and private equity funds. In addition, recent tax law changes have increased the ability of RICs or other institutions to invest in MLPs. These competitive conditions may adversely impact  our  ability  to meet our  investment  objectives,  which in turn  could adversely  impact our  ability to make  interest  or  dividend  payments  on any securities  we may  issue.  Some of our  competitors  may  have a lower  cost of borrowing funds than we have, greater access to funding sources not available to us, or a less stringent set of regulatory  constraints  than those applicable to
us.

    Performance  Risk. We intend to make regular monthly cash  distributions  of all or  substantially  all of our  investment  company  taxable income to common stockholders.  We intend to pay common stockholders,  at least annually,  all or substantially  all of our investment  company taxable income. We may not be able to  achieve  operating  results  that will allow us to make  distributions  at a specific  level or to increase  the amount of these  distributions  from time to time. In addition,  the 1940 Act may limit our ability to make  distributions in certain circumstances.  See "Distributions."  Restrictions and provisions in any future credit  facilities and debt securities may also limit our ability to make distributions.  For federal  income tax purposes,  we are required to distribute substantially

                                       19

all of our net investment income each year both to reduce our federal income tax liability  and to  avoid  a  potential  excise  tax.  If  our  ability  to  make distributions  on our common shares is limited,  such limitations  could,  under certain  circumstances,  impair our ability to maintain  our  qualification  for taxation as a RIC, which would have adverse  consequences for our  stockholders.
See "Certain U.S. Federal Income Tax  Considerations." We cannot assure you that you will  receive  distributions  at a  particular  level or at all.  The equity securities in which we invest may not  appreciate  or may decline in value.  The debt, mezzanine,  or preferred equity securities in which we invest may not make all required  payments.  Any gains that we do realize on the  disposition of any securities  may not be  sufficient  to  offset  losses  on other  securities.  A significant  decline  in the  value of the  securities  in which we  invest  may negatively impact our ability to pay distributions or cause you to lose all or a part of your investment.

    Legal and Regulatory Change Risks. The regulatory environment for closed-end companies is evolving, and changes in the regulation of closed-end companies may adversely  affect  the value of our  investments,  our  ability  to  obtain  the leverage that we might otherwise obtain,  or to pursue our trading strategy.  In addition,  the  securities  markets are subject to  comprehensive  statutes  and regulations.  The SEC, other regulators and  self-regulatory  organizations  and exchanges are  authorized to take  extraordinary  actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such  transactions  is an evolving area of law and is subject to modification by governmental and judicial action.  The effect of any future regulatory change on us could be substantial and adverse.

    Management Risk. Our Advisor was formed in October 2002 to provide portfolio management  services to  institutional  and  high-net  worth  investors  seeking professional management of their MLP investments.  Our Advisor has been managing investments  in  portfolios  of  MLP  investments  since  that  time,  including management  of the  investments  of four publicly  traded closed end  management investment companies:  Tortoise Energy Infrastructure  Corporation ("TYG") since
February  2004,  Tortoise  Energy  Capital  Corporation  ("TYY") since May 2005,
Tortoise North American Energy Corporation  ("TYN") since October 2005, Tortoise
Capital Resources  Corporation ("TTO") since December 2005 and the management of the investments of two  privately-held  funds. TYG is the first publicly traded, closed-end  management investment company focused primarily on investing in MLPs in the midstream segment of the energy infrastructure  sector. TYY is a publicly traded,  closed-end management investment company focused primarily on investing in MLPs in the midstream segment of the energy  infrastructure  sector. TYN is a publicly traded,  closed-end  management investment company focused primarily on investing in publicly traded Canadian  upstream royalty trusts and midstream and downstream  income  trusts,  and publicly  traded U.S.  MLPs.  TTO is a publicly
traded,   closed-end   management   investment   company  focused  primarily  on
investments in privately held and micro-cap  public  companies  operating in the midstream and downstream  segments,  and to a lesser extent the upstream segment of the U.S.  energy sector,  that has elected to be regulated as a BDC under the
1940 Act.  Our  investments  and those of TYG,  TYY,  TYN,  TTO,  as well as two privately-held funds are managed by our Advisor's investment committee. We share many of the same officers as TYG, TYY, TYN, TTO, and two privately-held funds.

    Conflicts Risk.  Conflicts of interest may arise because our Advisor and its affiliates generally will be carrying on substantial  investment  activities for other clients in which we will have no interest.  Our Advisor may have financial incentives to favor  certain of such  accounts  over us. Any of its  proprietary accounts and other  customer  accounts may compete with us for specific  trades.
Our Advisor may buy or sell securities for us that differ from securities bought or sold for other accounts and customers,  although their investment  objectives and policies may be similar to ours.  Situations  may occur in which we could be disadvantaged  because of the investment activities conducted by our Advisor for its other accounts.  Such situations may be based on, among other things,  legal or internal restrictions on the combined size of positions that may be taken for us and the other  accounts,  thereby  limiting the size of our position,  or the difficulty of  liquidating an investment for us and the other accounts where the market  cannot  absorb the sale of the combined  position.  Our Advisor may also have an  incentive  to make  investments  in one  fund,  having  the  effect  of increasing  the value of a security  in the same  issuer  held by another  fund, which in turn may result in an  incentive  fee being paid to our Advisor by that other fund.

    Our investment  opportunities  may be limited by affiliations of our Advisor or its affiliates with energy or power companies. In addition, to the extent our
Advisor  sources,  contemplates,  structures,  or makes private  investments  in energy or power companies,  certain employees of our Advisor may become aware of actions  planned  by such  companies,  such  as  acquisitions,  that  may not be announced  to the  public.  It is  possible  that we  could  be  precluded  from investing  in an energy or power  company  about which our Advisor has  material nonpublic information.

    Our investment  opportunities may be limited by investment  opportunities in companies  that our Advisor is  evaluating  for other  clients.  To the extent a potential  investment is appropriate  for us and one or more other clients,  our
Advisor will need to fairly  allocate that investment to us or the other client, or both,  depending on its  allocation  procedures and applicable law related to combined or

                                       20

joint transactions. There may arise an attractive limited investment opportunity suitable for us in which we cannot invest under the particular allocation method being used for that investment.

    Under the 1940 Act, we and our affiliated  companies are generally precluded from  co-investing  in negotiated  private  placements of securities.  Except as permitted by law, our Advisor will not  co-invest its other  clients'  assets in negotiated  private  transactions  in  which we  invest.  To the  extent  we are precluded  from  co-investing,  our Advisor  will  allocate  private  investment opportunities  among  its  clients,  including  but  not  limited  to us and our affiliated  companies,  based on  allocation  policies  that take  into  account several suitability factors,  including the size of the investment  opportunity, the amount each client has available for investment and the client's  investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

    Our  Advisor  will have  conflicts  relating  to its fee,  as a  significant percentage  of our  assets  may  be  illiquid  securities  acquired  in  private transactions for which market quotations will not be readily available. Although our Advisor has adopted valuation procedures designed to determine valuations of illiquid  securities in a manner that reflects their fair value, there typically is a range of  possible  prices  that  may be  established  for each  individual security.  Senior  management  of our  Advisor and our Board of  Directors  will participate in the valuation of our securities,  and those  valuation  decisions will impact the fee paid to our Advisor.

Risks Related to Investing in the Power and Energy Sector

    We expect to invest a significant portion of our assets in securities issued by  companies  in the power and  energy  sector,  which  are  subject  to sector specific risks including:

    Interest  Rate Risk. A rising  interest  rate  environment  could  adversely impact the  performance  of  companies  in the energy and power  sector.  Rising interest  rates may increase the cost of capital for companies  operating in the sector.  A higher  cost of  capital  could  limit  growth  from  acquisition  or expansion  projects,  limit  the  ability  of  such  entities  to  make  or grow distributions or meet debt obligations, and adversely affect the prices of their securities.

    Credit Rating  Downgrade Risk.  Power and energy companies rely on access to capital markets as a source of liquidity for capital  requirements not satisfied by operating cash flows.  Credit  downgrades in the companies in which we invest may impact their ability to raise capital on favorable  terms and increase their borrowing costs.

    Terrorism and Natural Disasters Risk. The securities  markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September  11, 2001;  war, such as the war in Iraq and its aftermath;  and other geopolitical events,  including upheaval in the Middle
East or other energy producing regions.  The U.S. government has issued warnings that energy  assets,  specifically  those  related to  pipeline  infrastructure, production facilities,  and transmission and distribution  facilities,  might be specific targets of terrorist activity.  Such events have led, and in the future may lead, to short-term  market volatility and may have long-term effects on the economy and  markets.  Such events may also  adversely  affect our  business and financial condition.

    Natural risks, such as earthquakes, flood, lighting, hurricane and wind, are inherent  risks in energy and power  company  operations.  For example,  extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita
in 2005,  or the  threat  thereof,  could  result in  substantial  damage to the facilities of certain  companies  located in the affected areas and  significant volatility  in the  supply of energy  and power and could  adversely  impact the prices  of the  securities  in which  we  invest.  This  volatility  may  create fluctuations  in  commodity  prices and  earnings of  companies in the power and energy industry.

    Power Company Risk.  Companies  operating in the power segment of the sector also are subject to additional risks, including the following:

         Operating  Risk. The operation of power  generation,  transmission  and distribution facilities involves many risks, including:

               •    Equipment failure causing outages;

               •    Transmission or transportation constraints, inoperability or inefficiencies;

               •    Dependence  on  a  specified  fuel  source,   including  the
                    transportation of fuel;

               •    Changes in electricity and fuel usage;

               •    Availability  of  competitively  priced  alternative  energy sources;

                                       21

               •    Changes in generation efficiency and market heat rates;

               •    Lack of sufficient capital to maintain facilities;

               •    Seasonality;

               •    Changes in supply and demand for energy commodities;

               •    Catastrophic  events  such  as  fires,  explosions,  floods, earthquakes, hurricanes and similar occurrences;

               •    Structural,  maintenance, impairment and safety problems and
                    storage,   handling,   disposal  and  decommissioning  costs
                    associated with operating nuclear generating facilities; and

               •    Environmental compliance.

         Any of these  risks could have an adverse  effect on a power  company's
     facilities.   Additionally,   several  power  generation   facilities  were
     constructed  many  years  ago.  Older  generating   equipment  may  require
     significant capital expenditures to keep them operating at peak efficiency.
     This   equipment  is  more  likely  to  require   periodic   upgrading  and
     improvement.  Breakdown or failure of an operating facility may prevent the facility from performing under applicable power sales agreements,  which in certain  situations,  could  result  in  termination  of the  agreement  or incurring a  liability  for  liquidated  damages.  A  company's  ability to
     successfully   and  timely  complete   capital   improvements  to  existing
     facilities or other capital  projects is  contingent  upon many  variables.
     Should any such efforts be  unsuccessful,  a power company could be subject to additional costs and / or the write-off of its investment in the project or improvement.

         As a result of the above risks and other potential  hazards  associated with the power sector,  certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage.

         Regulatory  Risk.  Issuers  in  the  power  sector  may be  subject  to regulation by various governmental authorities in various jurisdictions and may be affected  by the  imposition  of special  tariffs and changes in tax laws,  regulatory  policies  and  accounting  standards.  Power  companies'
     inability to predict,  influence or respond appropriately to changes in law or  regulatory  schemes,  including  any  inability  to obtain  expected or contracted  increases in electricity tariff rates or tariff adjustments for increased  expenses,  could  adversely  impact their results of operations.
     Furthermore,  changes in laws or regulations or changes in the  application or  interpretation  of regulatory  provisions in jurisdictions  where power companies  operate,  particularly  utilities where electricity  tariffs are subject to  regulatory  review or approval,  could  adversely  affect their business, including, but not limited to:

               •    changes in the  determination,  definition or classification of costs to be  included  as  reimbursable  or  pass-through costs;

               •    changes in the definition or  determination  of controllable or non-controllable costs;

               •    changes  in the  definition  of events  which may or may not qualify as changes in economic equilibrium;

               •    changes in the timing of tariff increases; or

               •    other  changes in the  regulatory  determinations  under the relevant concessions.

         Any of the above  events may result in lower  margins for the  affected businesses, which can adversely affect the operations of a power company.

         Prices for certain  power  companies are regulated in the U.S. with the intention of protecting  the public while  ensuring that the rate of return earned by such companies is sufficient to allow them to attract  capital in order to grow and  continue  to  provide  appropriate  services.  The rates assessed for these rate-regulated power companies by state and certain city regulators are generally subject to  cost-of-service  regulation and annual
     earnings  oversight.   This  regulatory  treatment  does  not  provide  any
     assurance as to  achievement of earnings  levels.  Such rates are generally regulated based on an analysis of a company's costs and capital  structure, as reviewed and approved in a regulatory proceeding.  While rate regulation is  premised  on the  full  recovery  of  prudently  incurred  costs  and a reasonable  rate of return on invested  capital,  there can be no assurance that the regulators  will judge all of a power company's costs to have been prudently  incurred,  that the  regulators  will not  reduce  the amount of invested capital included in the capital structure that the power company's rates are based  upon or that the  regulatory  process  in which  rates are determined will always result in rates that will produce full recovery of a power company's costs,  including regulatory assets reported in the balance sheet, and the return on invested capital allowed by the regulators.

                                       22

         Environmental  Risk. Power company  activities are subject to stringent
     environmental   laws  and   regulation  by  many  federal,   state,   local
     authorities,  international treaties and foreign governmental  authorities.
     These regulations  generally involve emissions into the air, effluents into the water, use of water, wetlands preservation,  waste disposal, endangered species and noise  regulation,  among  others.  Failure to comply with such laws and  regulations  or to obtain  any  necessary  environmental  permits pursuant  to such  laws  and  regulations  could  result  in fines or other sanctions.  Environmental  laws and regulations  affecting power generation and  distribution are complex and have tended to become more stringent over time. Congress and other domestic and foreign governmental authorities have either  considered or implemented  various laws and regulations to restrict or tax  certain  emissions,  particularly  those  involving  air and  water
     emissions.   Existing   environmental   regulations  could  be  revised  or
     reinterpreted,  new  laws  and  regulations  could  be  adopted  or  become applicable,  and future changes in environmental laws and regulations could occur, including potential regulatory and enforcement  developments related to air emissions.

         These  laws  and  regulations  have  imposed,  and  proposed  laws  and regulations  could impose in the future,  additional costs on the operation of power plants. Power companies have made and will likely continue to make significant  capital and other  expenditures to comply with these and other environmental  laws and  regulations.  Changes  in,  or new,  environmental restrictions  may force power  companies to incur  significant  expenses or expenses that may exceed their  estimates.  There can be no assurance  that such companies would be able to recover all or any increased  environmental costs from their customers or that their business,  financial  condition or results of  operations  would not be materially  and adversely  affected by such expenditures or any changes in domestic or foreign  environmental laws and regulations.

         Power  companies  may not be able to obtain or  maintain  all  required environmental  regulatory  approvals.  If there is a delay in obtaining any required environmental  regulatory approvals or if a power company fails to obtain,  maintain or comply with any such  approval,  the  operation of its facilities  could be stopped  or become  subject to  additional  costs.  In addition,  a power company may be responsible  for any on-site  liabilities associated  with the  environmental  condition  of  facilities  that it has acquired, leased or developed, regardless of when the liabilities arose and whether they are known or unknown.

         Competition  Risk. The power  production  markets are  characterized by numerous strong and capable  competitors,  many of which may have extensive and  diversified  developmental  or operating  experience  (including  both domestic and international experience) and financial resources. Further, in recent  years,  the power  production  industry has been  characterized  by strong and  increasing  competition  with respect to both  obtaining  power sales agreements and acquiring existing power generation assets. In certain markets  these factors have caused  reductions  in prices  contained in new power sales agreements and, in many cases,  have caused higher  acquisition prices for existing  assets  through  competitive  bidding  practices.  The evolution of competitive  electricity markets and the development of highly efficient  gas-fired  power plants have also caused,  or are anticipated to cause, price pressure in certain power markets.

     Energy  Company  Risk.  Companies  operating  in the energy  segment of the sector also are subject to additional risks, including the following:

             Pipeline  Company  Risk.  Pipeline  companies  are  subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined  products  in the  markets  served by the  pipeline;
         changes in the availability of products for gathering,  transportation, processing or sale due to natural  declines in reserves and  production in the  supply  areas  serviced  by the  companies'  facilities;  sharp decreases  in crude oil or natural gas prices that cause  producers  to
         curtail   production  or  reduce  capital   spending  for   exploration
         activities;  and environmental  regulation.  Demand for gasoline, which accounts for a substantial  portion of refined product  transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

             Gathering and  Processing  Company Risk.  Gathering and  processing companies are subject to many risks,  including  declines in production of crude oil and natural gas fields,  which utilize their gathering and processing  facilities as a way to market the gas, prolonged depression in the price of  natural  gas or crude  oil  refining,  which  curtails production due to lack of drilling activity, and declines in the prices of natural gas liquids and refined  petroleum  products,  resulting  in lower processing margins.

             Propane Company Risk.  Propane companies are subject to many risks, including  earnings  variability  based upon  weather  patterns  in the locations where the company  operates and the wholesale cost of propane sold to end customers.  Midstream  propane  companies'  unit prices are largely based on safety in distribution  coverage ratios,  the interest rate  environment  and, to a lesser  extent,  distribution  growth.  In addition, propane companies are facing increased competition due to the growing  availability of natural gas, fuel oil and  alternative  energy sources for residential heating.

             Coal  Company  Risk.  Coal  companies  are  subject to many  risks, including  declines  in the  demand  for and  prices  of  coal.  Demand variability  can be based on weather  conditions,  the  strength of the domestic  economy,  the  level of coal  stockpiles

                                       23

          and the prices of competing  sources of fuel for electric  generation.
          Coal  companies  are  also  subject  to  supply  variability  based on
          geological   conditions   that  reduce  the   productivity  of  mining
          operations,   the  availability  of  regulatory   permits  for  mining
          activities  and the  availability  of coal that meets the standards of the Clean Air Act. Prices for coal may also be affected by current and proposed  regulatory  limitations on emissions from  coal-fired  power plants and the facilities of other coal  end-users.  Such  limitations may  reduce  demand  for the coal  produced  and  transported  by coal companies.  Certain coal companies  could face  declining  revenues if they are unable to acquire  additional  coal reserves or other mineral reserves that are economically recoverable.

             Marine Shipping Company Risk. Marine shipping companies are subject to many risks, including reductions in the demand for, and the level of consumption of, refined  petroleum  products,  crude oil,  natural gas, natural  gas  liquids and  petroleum  products in the supply  areas and markets served by the marine  shipping  companies,  which in turn could affect the demand for tank vessel  capacity  and charter  rates.  These companies'  vessels and their  cargoes are also subject to the risks of being damaged or lost due to marine disasters, bad weather,  mechanical failures, grounding, fire, explosions, collisions, human error, piracy, and war or  terrorism.  Some  vessels may also require  replacement  or significant capital improvements earlier than otherwise required due to changing regulatory standards. Shipping companies or their ships may be chartered in any country,  and our  investments  in such issuers may be subject to risks  similar to risks related to  investments  in non-U.S.
         dollar denominated securities.

             Supply & Demand Risk. A decrease in the  production of natural gas, natural gas liquids,  crude oil, coal,  refined  petroleum  products or other  energy  commodities,  or  a  decrease  in  the  volume  of  such commodities available for transportation,  mining, processing,  storage or  distribution,  may adversely  impact the financial  performance  of
         companies  in  the  energy  sector.   Production  declines  and  volume
         decreases could be caused by various  factors,  including  catastrophic
         events   affecting   production,    depletion   of   resources,   labor
         difficulties,    political   events,   OPEC   actions,    environmental
         proceedings,  increased regulations,  equipment failures and unexpected maintenance problems, failure to obtain necessary permits,  unscheduled outages,  unanticipated  expenses,  inability to successfully carry out new construction or acquisitions,  import supply disruption,  increased competition  from  alternative  energy  sources  or  related  commodity
         prices.   Alternatively,   a  sustained  decline  in  demand  for  such
         commodities  could also adversely  affect the financial  performance of companies in the energy sector. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher  fuel  taxes  or  governmental  regulations,  increases  in fuel economy,  consumer  shifts  to the  use of  alternative  fuel  sources, changes in commodity prices or weather.

             The  profitability of companies  engaged in processing and pipeline activities  may be materially  impacted by the volume of natural gas or
         other  energy  commodities  available  for  transporting,   processing,
         storing or  distributing.  A significant  decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in
         production  from  existing   facilities,   import  supply   disruption,
         depressed  commodity  prices or  otherwise,  would  reduce  revenue and operating income of such entities.

             Price Volatility Risk. The operations and financial  performance of
         energy  companies  may  be  directly   affected  by  commodity  prices,
         especially those companies owning the underlying  commodity.  Commodity prices fluctuate for several reasons,  including  changes in market and economic conditions,  the impact of weather on demand or supply, levels of domestic production and imported  commodities,  energy conservation, domestic  and foreign  governmental  regulation  and  taxation  and the
         availability  of  local,   intrastate  and  interstate   transportation
         systems. Volatility of commodity prices may also make it more difficult for  companies in the energy  sector to raise capital to the extent the market  perceives  that  their  performance  may be  tied  directly  or indirectly to commodity prices.

             The volatility of energy  commodity  prices can  indirectly  affect certain  entities that operate in the  midstream  segment of the energy sector  due to the  impact  of  prices  on the  volume  of  commodities transported,  processed, stored or distributed. Most midstream entities are not subject to direct  commodity price exposure because they do not own the  underlying  energy  commodity.  Nonetheless,  the  price  of a midstream company security can be adversely  affected by the perception that the performance of all such entities is directly tied to commodity prices.

             Reserve  Risk.  Many  companies  in the  energy  sector  are either engaged in the  production of natural gas,  natural gas liquids,  crude
         oil,   refined   petroleum   products  or  coal,   or  are  engaged  in
         transporting,  storing,  distributing  and  processing  these  items on behalf of producers. To maintain or grow their revenues, producers need to maintain or expand their reserves through exploration of new sources of  supply,  through  the  development  of  existing  sources,  through acquisitions,  or through long-term contracts to acquire reserves.  The financial  performance  of  companies  in  the  energy  sector  may  be adversely  affected if the companies to which they provide  service are unable to  cost-effectively  acquire additional  reserves sufficient to replace the natural decline.

                                       24

             Competition  Risk.  Even if reserves exist in areas accessed by the facilities of transporting and processing  energy  companies,  they may not be chosen by producers to gather, transport,  process, fractionate, store or otherwise handle the natural gas,  natural gas liquids,  crude oil, refined petroleum products or coal that are produced. They compete with others on the basis of many factors,  including but not limited to geographic proximity to the production, costs of connection,  available capacity, rates and access to markets.

             Regulatory  Risk.  Energy  companies  are  subject  to  significant federal,  state and local  government  regulation  in  virtually  every aspect of their  operations,  including how facilities are constructed, maintained and operated,  environmental  and safety  controls,  and the prices they may charge for the  products  and  services  they  provide.
         Various  governmental  authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative,  civil and criminal penalties, including fines,  injunctions or both. Stricter laws,  regulations or enforcement policies  could be enacted in the future  which would  likely  increase compliance costs and may adversely affect the financial  performance of energy companies.

                   Energy    companies    engaged   in    interstate    pipeline
         transportation  of natural gas,  refined  petroleum  products and other products are subject to  regulation  by the FERC with respect to tariff rates these companies may charge for pipeline transportation  services.
         An adverse  determination  by the FERC with respect to the tariff rates of an  energy  company  could  have a  material  adverse  effect on its business, financial condition, results of operations and cash flows and its ability to make cash  distributions  to its equity  owners.  In May
         2005, FERC issued a policy  statement that  pipelines,  including those organized  as  partnerships,  can  include in  computing  their cost of service a tax allowance to reflect actual or potential tax liability on their public utility income attributable to all entities or individuals owning public  utility  assets,  if the pipeline  establishes  that the entities  or  individuals  have  an  actual  or  potential  income  tax liability on such income.  Whether a pipeline's owners have such actual or  potential  income  tax  liability  will  be  reviewed  by FERC on a case-by-case  basis.  If  an  MLP  is  unable  to  establish  that  its unitholders  are subject to U.S.  federal income taxation on the income generated by the MLP, FERC could disallow a substantial  portion of the
         MLP's  income tax  allowance.  If FERC were to  disallow a  substantial portion of the MLP's income tax allowance,  the level of maximum tariff rates the MLP could  lawfully  charge  could be lower  than the MLP had been  charging  prior to such  ruling or could be lower  than the MLP's actual costs to operate the pipeline.  In either case, the MLP would be adversely affected.

Risks Related to this Offering

    Share Price  Volatility.  The trading price of our common  shares  following this offering may fluctuate  substantially.  The price of the common shares that will prevail in the market  after this  offering may be higher or lower than the price you pay and the  liquidity  of our common  shares may be limited,  in each case depending on many factors, some of which are beyond our control and may not be directly  related to our operating  performance.  These  factors  include the following:

         •    changes in the value of our portfolio of investments;

         •    price and volume  fluctuations  in the overall  stock market from time to time;

         •    significant  volatility in the market price and trading  volume of securities  of similar  investment  companies  or other  financial services companies;

         •    our dependence on the power and energy sector;

         •    our inability to deploy or invest our capital;

         •    fluctuations in interest rates;

         •    any  shortfall in revenue  or net income or any increase in losses from levels expected by investors or securities analysts;

         •    operating performance of companies comparable to us;

         •    changes  in  regulatory   policies   with  respect  to  investment
              companies;

                                       25

         •    our ability to borrow money or obtain additional capital;

         •    losing RIC status under the Code;

         •    actual or anticipated  changes in  our earnings or fluctuations in
              our  operating   results  or  changes  in  the   expectations   of
              securities analysts;

         •    general economic conditions and trends; or

         •    departures of key personnel.

    Market Risk.  Before this  offering,  there was no public trading market for our common shares.  We cannot predict the prices at which our common shares will trade.  The initial public offering  ("IPO") price for our common shares will be determined  through our negotiations  with the underwriters and may not bear any relationship  to the market price at which it will trade after this  offering or to any other established  criteria of our value.  Shares of companies offered in an  IPO  often  trade  at a  discount  to  the  IPO  price  due  to  sales  load
(underwriting discount) and related offering expenses.

    In addition,  shares of  closed-end  investment  companies  have in the past frequently traded at discounts to their NAV and our stock may also be discounted in the market. This characteristic is a risk separate and distinct from the risk that our NAV could decrease as a result of our investment  activities and may be greater for  investors  expecting  to sell their  shares in a  relatively  short period following  completion of this offering.  We cannot assure you whether our common  shares will trade above,  at or below our NAV.  Whether  investors  will realize gains or losses upon the sale of our common shares will depend  entirely upon whether the market price of our common  shares at the time of sale is above or below the investor's purchase price for our common shares. Because the market price of our common shares is affected by factors such as NAV,  dividend  levels
(which are dependant, in part, on expenses), supply of and demand for our common shares,  stability of dividends,  trading volume of our common  shares,  general market and economic conditions,  and other factors beyond our control, we cannot predict whether our common shares will trade at, below or above NAV or at, below or above the offering price. In addition, if our common shares trade below their
NAV, we will  generally not be able to issue  additional  common shares at their market price without first  obtaining the approval of our  stockholders  and our independent directors to such issuance.

    Dilution Risk. If you purchase our common shares in this offering,  you will experience immediate dilution of $ per share because the price that you pay will be  greater  than the pro forma NAV per share of the shares  you  acquire.  This dilution is in large part due to the expenses  incurred by us in connection with the consummation of this offering.

    Takeover  Risk.  The Maryland  General  Corporation  Law and our charter and bylaws contain provisions that may have the effect of discouraging,  delaying or making  difficult  a change in  control  of the  Company  or the  removal of our incumbent  directors.  We will be covered by the Business Combination Act of the
Maryland  General  Corporation  Law to  the  extent  that  such  statute  is not superseded by applicable  requirements  of the 1940 Act.  However,  our Board of
Directors  has adopted a resolution  exempting us from the Business  Combination
Act for any  business  combination  between us and any person to the extent that such business combination receives the prior approval of our Board of Directors, including a majority of our directors who are not interested  persons as defined in the 1940 Act.

    Under our charter,  our Board of  Directors  is divided  into three  classes serving staggered terms,  which will make it more difficult for a hostile bidder to acquire  control of us. In  addition,  our Board of  Directors  may,  without stockholder  action,  authorize  the  issuance of shares of stock in one or more classes  or series,  including  preferred  stock.  See  "Description  of Capital
Stock."  Subject to  compliance  with the 1940 Act, our Board of Directors  may, without stockholder  action,  amend our charter to increase the number of shares of stock of any class or series that we have  authority to issue.  The existence of these  provisions,  among others,  may have a negative impact on the price of our common  shares and may  discourage  third-party  bids for  ownership  of our company.  These provisions may prevent any premiums being offered to you for our common shares.

                                       26

                                 USE OF PROCEEDS

    The net proceeds of this offering will be  approximately  $ after  deducting both the sales load  (underwriting  discount) and estimated offering expenses of approximately $ paid by us. We expect to use the net proceeds from this offering to invest in accordance  with our  investment  objectives and strategies and for working capital purposes.  We anticipate that it may take three to six months to invest  substantially  all of the net  proceeds of this  offering in  securities meeting our investment  objectives.  Pending  investment as described  under the heading  "The  Company,"  we expect the net  proceeds of this  offering  will be invested in cash, cash equivalents,  securities issued or guaranteed by the U.S.
government or its instrumentalities or agencies,  high-quality  short-term money
market  instruments,   short-term  debt  securities,  certificates  of  deposit,
bankers'  acceptances  and other  bank  obligations,  commercial  paper or other liquid fixed income securities.  Until we are fully invested,  the return on our common shares is expected to be lower than that realized  after full  investment in accordance with our investment objectives.

                                       27

                                   THE COMPANY

    We are registered as a  non-diversified,  closed-end  management  investment company under the 1940 Act. We were  organized as a corporation  on July 5, 2007 under the laws of the State of  Maryland.  We have not yet begun our  operations and intend to  commence  operations  immediately  following  the closing of this offering. We will seek to provide our stockholders with a vehicle to invest in a portfolio  consisting  primarily  of  securities  issued  by  power  and  energy companies.  We intend to elect to be  treated  and to qualify as a RIC under the
Code.

    Our  primary  investment  objective  is to  provide a high  level of current income,  with a secondary  objective  of capital  appreciation.  There can be no assurance that we will achieve our investment objectives.

Investment Strategy

    We will pursue our  investment  objectives  by  investing  in a portfolio of income-producing debt and equity securities. Under normal circumstances, we plan to invest at least 80% of our total assets  (including  assets obtained  through anticipated leverage) in securities of companies that derive a majority of their revenue from power or energy  operations.  We define the power and energy sector as follows:

     •    Power  -  Companies  that  generate  and/or  transmit  and  distribute electricity through a grid of interconnected infrastructure assets.

     •    Energy -  Companies  that own  infrastructure  assets  and  transport, process,  store, distribute or market natural gas, natural gas liquids
          (including  propane),  coal, crude oil, refined petroleum  products or renewable energy, or develop, manage or produce such commodities.

Market Opportunity

    A fundamental  element of our strategy will be to help meet the growing need for flexible capital to fund infrastructure  investment. We believe companies in the power and energy sector will need to make substantial  capital  expenditures over the next several years to update and expand infrastructure assets. Further,
we  believe  these   companies   will  seek  to  take   advantage  of  financing
opportunities that we will seek to provide to meet their unique financing needs.
In particular, these companies need financing alternatives to modernize existing infrastructure  assets, to finance industry  consolidation and to facilitate the construction of additional  infrastructure  assets. We expect these companies to seek capital  structures  that will  stabilize or enhance their credit  ratings, reduce their overall cost of capital and permit such  companies to enhance their shareholder value.

    We  believe  that  power  companies  will  provide   attractive   investment
opportunities as a result of the following factors:

     •    Aged  and  Underinvested  Electricity  Infrastructure  Grid.  The  DOE
          estimates that 70% of transmission  lines and power  transformers  and
          60% of circuit  breakers are over 25 years old. The EEI estimates that the shortfall in electricity  transmission investment in the U.S. from
          1975 to 2000 was $2.5  billion  per year,  or over $62  billion.  This investment  shortfall has  contributed  to a rise in power outages and equipment failure,  which the DOE estimates costs U.S.  businesses $80 billion annually.

     •    Strong Supply and Demand  Fundamentals.  Transmission and distribution investment  has  fallen  short of demand  growth  for nearly 30 years, leading to inadequate  capacity.  The EIA estimates  that  electricity demand will  increase by 1.5% annually  through 2030,  resulting in an overall electricity  consumption increase of at least 40% by 2030. The
          EIA estimates  that 258 gigawatts of new  generating  capacity will be needed by 2030 to meet the growing U.S. demand for  electricity,  at a cost of approximately $412 billion.

                                       28

     •    Substantial Capital Requirements.  We expect substantial investment to occur to alleviate congestion,  to support new generation,  to upgrade or replace aged infrastructure and to meet the growing U.S. demand for electricity.  The FERC has created  incentives  to spur  investment in electricity  transmission  infrastructure  assets. The DOE estimate of the  investment  required to modernize  the  electricity  transmission infrastructure grid is between $50 and $100 billion.

    We  believe  that  energy  companies  will  provide  attractive   investment
opportunities as a result of the following factors:

     •    Strong Supply and Demand Fundamentals. The U.S. is the world's largest consumer  of crude oil and  natural gas  products,  the third  largest producer of crude oil and the second  largest  producer of natural gas products.  The EIA  projects  that  domestic  natural  gas and refined petroleum  products  consumption  will  increase  annually by 0.8% and
          1.1%, respectively, through 2030.

     •    Substantial   Capital   Requirements.   We   believe   that   existing
          infrastructure  will  require  new capital  investment  to maintain an aging asset  base,  as well as to upgrade the asset base to respond to the  evolution of supply and  environmental  regulations.  We estimate that $22 billion  will be invested in energy  infrastructure  internal growth  projects  through 2010.  This spending is expected to finance:
          refined product infrastructure  projects to support growing population centers;  pipeline  and storage  terminal  projects  to  increase  the movement  of crude  oil from  Canada  to the  U.S.;  and  natural  gas projects to develop infrastructure that efficiently connects new areas of supply to growing  areas of  demand.  We expect  this  trend  could continue through at least 2010.

     •    Substantial  Asset Ownership  Realignment.  We believe the acquisition and  divestiture  market has  averaged  approximately  $37  billion of transactions  annually between 2001 and 2006 in the U.S. for companies with energy  operations.  We believe such  activity  will  continue as larger  integrated  companies with higher cost structures  continue to divest  energy  assets to  smaller,  more  entrepreneurial  companies, companies  continue  to  pursue  acquisitions  to  drive  distribution growth,  and private equity firms seek to aggregate energy assets into existing or newly-formed MLPs or other public or private entities.  We estimate an additional  $22 billion of  acquisition  activity  through
          2010, based on current merger and acquisition activity levels.

Experience of the Advisor

     •    Experience  Across  Energy and Power  Value  Chain.  Our  Advisor  has
          significant  expertise  working  with energy and power  companies  and managed  investments of over $3.0 billion in the sector as of June 30,
          2007. The five members of our Advisor's  investment committee have, on average,  over 20 years of financial investment  experience.  Three of the five members of our Advisor's  investment  committee  have managed portfolios of income securities that include the securities of issuers in the power sector.

     •    Strong  Reputation,  Deep  Relationships  and Access to Deal Flow. Our
          Advisor has developed a strong reputation and deep  relationships with issuers,  underwriters  and  sponsors  that we believe  will afford us competitive advantages in sourcing, evaluating, executing and managing investment  opportunities.  Our Advisor has  significant  expertise in deal sourcing,  transaction  structuring  and investing  capital.  Our
          Advisor,  a pioneer in institutional  direct  placements with MLPs and other energy companies, has participated in over 65 direct placements, private company  investments and initial public  offerings in which it has invested  over $1 billion  since 2002 through its publicly  traded funds and other specialty vehicles.

     •    Capital  Markets  Innovation.  Our  Advisor  is a leader in  providing investment,  financing and structuring  opportunities for its publicly traded funds and for its private  accounts.  Our Advisor  believes its innovation includes the following highlights:

               o    First  publicly  traded,  closed-end  management  investment company focused primarily on investing in energy MLPs;
               o    Led development of  institutional  MLP direct  placements to fund acquisitions, capital projects and sponsor liquidity;
               o    First  follow-on  common  stock  offering  in a decade for a closed-end, management investment company; and
               o    Established one of the first closed-end fund universal shelf registration  statements and completed the first  registered
                    direct   offering  from  a  universal   shelf   registration
                    statement for a closed-end fund.

     •    Disciplined  Investment  Philosophy.  Our Advisor's senior  investment professionals have substantial  experience in structuring  investments that balance the needs of power and energy  companies with appropriate risk control. In making its investment decisions,  our Advisor intends to continue the disciplined  investment  approach that it has utilized since its founding.  That

                                       29

          investment  approach will emphasize current income, low volatility and minimization  of  downside  risk.  Our  Advisor's  investment  process involves an assessment of the overall  attractiveness  of the specific segment in which a power or energy company is involved,  the company's specific competitive position within that segment, potential commodity
          price  risk,  supply  and  demand,  regulatory   considerations,   the
          stability  and  potential  growth of the  company's  cash  flows,  the company's  management  track  record  and  our  Advisor's  ability  to structure an attractive investment.

Competitive Advantages

    We believe that we are  well-positioned to meet the financing needs of power and energy companies for the following reasons:

     •    Flexible  Transaction  Structuring.  We will not be subject to many of the regulatory  limitations that govern traditional  capital providers such as commercial  banks,  mezzanine lenders or BDCs. As a result, we can be more  flexible in  structuring  investments  and  selecting the types of  securities  in which we  invest.  We will be  subject to the limitations of the 1940 Act, including leverage restrictions.

     •    Extended Investment Horizon. Unlike private equity and venture capital funds,  we will not be subject to  standard  periodic  capital  return requirements.  These  provisions  can force private equity and venture capital funds to seek returns on their  investments  through  mergers, public equity  offerings or other  liquidity  events more quickly than they otherwise  might,  potentially  resulting in both a lower overall
          return  to  investors  and  an  adverse  impact  on  their   portfolio
          companies.  We believe  our  flexibility  to make  investments  with a
          long-term  view  and  without  the  capital  return   requirements  of
          traditional   private  investment  funds  will  provide  us  with  the
          opportunity to generate attractive returns on invested capital.

Targeted Investment Characteristics

    Our  investment  strategy  will be  anchored  in our  Advisor's  fundamental principles  of yield,  growth  and  quality.  We  anticipate  that our  targeted investments will generally have the following characteristics:

     •    Inelastic  Demand Profile - Companies that provide a critical  product or service to the economy and, as a result, face relatively  inelastic demand.

     •    Long-Life  Assets - Companies that operate  tangible  assets with long economic useful lives.

     •    High  Barriers to Entry -  Companies  with  operating  assets that are difficult to replicate due to regulation,  natural barriers,  planning or environmental  restrictions,  availability of land or high costs of new development.

     •    Predictable Revenues - Companies with a stable and predictable revenue stream, often linked to demographic growth.

     •    Stable Cost Structures - Companies with low  maintenance  expenditures and economies of scale due to operating leverage.

     •    Current  Yield Plus  Growth  Potential  -  Companies  that  generate a current  cash  return  at the  time of  investment  and  possess  good prospects for growth. We do not intend to invest in start-up companies or companies with speculative business plans.

     •    Experienced,  Operations-Focused  Management  Teams -  Companies  with management  teams  possessing  successful  track  records and who have substantial  knowledge,  experience,  and  focus in  their  particular segments of the power and energy sector.

Portfolio Securities

    We will seek to  achieve  our  investment  objectives  by  investing  in the following categories of securities:

    Income  Securities.  We may  invest in a wide  range of  Income  Securities, including,  but not limited to, debt securities,  securities of MLPs,  mezzanine investments,  dividend-paying  equity  securities such as preferred  securities, second  lien loans and loan  participations,  convertible  securities,  enhanced income securities and structured finance investments.  Our investments in Income
Securities  may have  fixed or  variable  principal  payments  and all  types of interest  rate and  dividend  payment  and reset  terms,  including  fixed rate, floating rate, adjustable rate, zero coupon,  contingent,  deferred,  payment in kind and auction rate features.  The Company's

                                       30

investments may have extended or no maturities,  may be secured or unsecured and may be senior or junior  subordinated.  Income Securities also may be subject to call  features  and  redemption  provisions.  The  Company  may invest in Income
Securities of any credit quality,  including  securities rated  below investment grade (commonly referred to as "junk bonds"), that are considered speculative as to the issuer's capacity to pay interest and repay principal.  Three of the five
Members of our Advisor's  investment  committee have  significant  experience in buying and selling below investment grade debt securities.

    Income  Securities in which we may invest  include,  but are not limited to, the following types of securities:

     •    Debt Securities.  We may invest in debt  securities,  including bonds, debentures or other debt instruments,  which are expected to provide a high level of current income. These securities may be senior or junior positions in the capital structure of a borrower, may be secured (with specific  collateral or have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated  debt holders and stockholders of the borrower) or unsecured, and may be used to finance leveraged buy outs, recapitalizations,  mergers,  acquisitions,  stock repurchases or internal  growth of the borrower.  These loans may have fixed rates of interest or variable  rates of interest  that are reset either daily,  monthly,  quarterly or  semi-annually by reference to a base lending  rate,  plus a premium.  The base lending rate may be the
          London Inter-Bank Offer Rate ("LIBOR"),  the prime rate offered by one or more major U.S.  banks or some other base rate  varying  over time.
          Certain of the bonds in which we may invest may have an extended or no maturity or may be zero coupon bonds. We may invest in debt securities that are not  rated or  securities  that are below  investment  grade.
          Certain of these securities may be securities issued by MLPs.

          We may invest up to 100% of our total assets in securities rated below investment  grade  securities.  Below  investment grade securities are rated  below Ba1 or lower by Moody's,  BB+ or lower by S&P,  similarly rated by other NRSROs or, if unrated,  determined by the Advisor to be of comparable quality.  The ratings of Moody's and S&P represent their opinions as to the quality of the obligations  which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating  the safety of interest and  principal  payments, they do not  evaluate  the  market  value  risk  of such  obligations.
          Although  these  ratings may be an initial  criterion for selection of portfolio  investments,  the Advisor also will independently  evaluate these  securities and the ability of the issuers of such securities to pay interest and principal.

          Securities  rated  below  investment  grade  are  regarded  as  having predominately speculative characteristics with respect to the issuer's capacity  to pay  interest  and  repay  principal,  and  are  commonly referred to as "junk bonds" or "high-yield  bonds." The credit quality
          of    most    below investment    grade    securities    reflects    a
          greater-than-average possibility that adverse changes in the financial condition of an issuer,  or in general economic  conditions,  or both, may impair the ability of the issuer to make  payments of interest and principal.  The inability (or perceived  inability) of issuers to make timely payments of interest and principal would likely make the values of  below investment  grade  securities  held by us more  volatile and could limit our ability to sell such  securities at favorable  prices.
          In the absence of a liquid trading market for  below investment  grade securities, we may have difficulties determining the fair market value of such  investments.  To the extent we invest in unrated  securities, our  ability  to  achieve  our  investment  objectives  will  be  more dependent on our Advisor's credit analysis than would be the case when we invest in rated securities.

          Because  the risk of  default  is higher  for  below investment  grade
          securities  than  for  investment  grade  securities,   our  Advisor's
          research  and  credit  analysis  is an  especially  important  part of managing securities of this type. Our Advisor will attempt to identify those issuers of  below investment  grade  securities  whose financial condition our Advisor believes are adequate to meet future obligations or have  improved  or are  expected  to  improve  in the  future.  Our
          Advisor's analysis will focus on relative values based on such factors as interest or dividend coverage,  asset coverage,  earnings prospects and the experience and managerial strength of the issuer.

          We  may  invest  in a wide  variety  of  Income  Securities  rated  or determined  by the Advisor to be  investment  grade  quality  that are
          issued  by  corporations  and  other  non-governmental   entities  and
          issuers.  Investment grade Income Securities are subject to market and credit risk. Investment grade Income Securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality.  The values of  investment  grade  Income  Securities  may be affected by changes in the credit rating or financial  condition of an issuer.

     •    Securities of MLPs. In addition to Income  Securities  issued by MLPs, we may  invest in a wide  range of equity  securities  issued by MLPs,
          including  common  units,   convertible   subordinated  units,  equity
          securities  issued by  affiliates  of MLPs,  I-Shares  and LLC  common units.  The  following  is a more  detailed  description  of each such security.

                                       31

     o    MLP Common  Units.  MLP common  units  represent  an equity  ownership interest  in  a  partnership,  providing  limited  voting  rights  and entitling  the  holder  to a share of the  company's  success  through distributions  and/or capital  appreciation.  Unlike stockholders of a corporation,  common  unitholders do not elect directors  annually and generally have the right to vote only on certain  significant  events, such as a merger, a sale of substantially  all of the assets,  removal of the  general  partner or  material  amendments  to the  partnership agreement.  MLPs are  required  by  their  partnership  agreements  to distribute a large  percentage  of their current  operating  earnings.
          Common  unitholders  generally have first right to a minimum quarterly
          distribution   ("MQD")  prior  to  distributions  to  the  convertible
          subordinated  unitholders or the general partner (including  incentive distributions).  Common unitholders typically have arrearage rights if the  MQD  is  not  met.  In  the  event  of  liquidation,  MLP  common unitholders  have first rights to the  partnership's  remaining assets after bondholders,  other debt holders, and preferred unitholders have been paid in full.  MLP common  units  trade on a national  securities exchange or  over-the-counter.  Also, like common stock, prices of MLP common units are  sensitive  to general  movements in the stock market and a drop in the stock  market  may  depress  the price of MLP common units to which we have exposure.

     o    MLP Subordinated Units. MLP subordinated units are typically issued by
          MLPs to founders,  corporate  general partners of MLPs,  entities that sell assets to the MLP, and  institutional  investors.  The purpose of the  subordinated  units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common  unitholders.  Subordinated units generally are not entitled to distributions  until holders of common units have  received  specified
          MQD, plus any arrearages,  and may receive less in distributions  upon liquidation.  Subordinated  unitholders  generally are entitled to MQD prior  to the  payment  of  incentive  distributions  to  the  general partner,  but are not entitled to arrearage  rights.  Therefore,  they generally  entail  greater  risk  than  MLP  common  units.  They  are generally  convertible  automatically  into the senior common units of the same issuer at a one-to-one  ratio upon the passage of time and/or the satisfaction of certain financial tests.  These units generally do not trade on a national exchange or over-the-counter,  and there is no active  market  for  subordinated  units.  The value of a  convertible security is a function of its worth if converted  into the  underlying common units.  Subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind.

     o    Equity Securities of MLP Affiliates.  In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates, by purchasing  securities of publicly traded limited  liability  entities that own general partner interests of MLPs.  General partner interests of MLPs are typically retained by an MLP's original sponsors,  such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase  general partner interests.  An entity holding general partner  interests,  but not its  investors,  can be liable  under  certain  circumstances  for amounts  greater  than the amount of the  entity's  investment  in the general  partner  interest.  General  partner  interests  often confer direct  board  participation  rights  and  in  many  cases,  operating control,  over the MLP. These  interests  themselves are generally not publicly  traded,  although  they  may be  owned  by  publicly  traded entities.  General partner interests receive cash distributions  which are  contractually  defined  in  the  partnership  agreement  and  are typically 2% of the MLP's aggregate cash  distributions.  In addition,
          holders  of  general  partner   interests   typically  hold  incentive
          distribution  rights,  which  provide  them with a larger share of the aggregate  MLP cash  distributions  as the  distributions  to  limited partner  unitholders  are  increased  to  prescribed  levels.  General partner interests generally cannot be converted into common units. The general  partner  interest  can  be  redeemed  by the  MLP if the  MLP unitholders  choose to remove the general  partner,  typically  with a supermajority vote by limited partner unitholders.

     o    MLP  I-Shares.  I-Shares  represent  an  indirect  investment  in  MLP
          I-units.  I-units are equity  securities  issued to an affiliate of an
          MLP,  typically an LLC,  that owns an interest in and manages the MLP.
          The  I-Shares  issuer has  management  rights but is not  entitled  to
          incentive   distributions.   The  I-Share   issuer's   assets  consist
          exclusively of MLP I-units. Distributions by MLPs to I-unitholders are made in the form of additional  I-units,  generally equal in amount to the cash  received by common  unitholders  of MLPs.  Distributions  to
          I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units  received by the  I-Share  issuer.  The issuer of the  I-Shares is taxed as a  corporation.  However,  the MLP does not allocate income or loss to the I-Share  issuer.  Accordingly, investors  receive a Form 1099, are not allocated their  proportionate share  of  income  of the  MLPs and are not  subject  to state  filing obligations.

     o    Limited Liability Company Units. Some energy infrastructure  companies in which we may invest have been  organized as LLCs and one  generally characterized as MLPs in the marketplace. Such LLCs are treated in the same manner as MLPs for federal income tax purposes.  Consistent  with our investment  objectives and policies, we may

                                       32

          invest in common units or other  securities  of such LLCs.  LLC common units represent an equity ownership  interest in an LLC, entitling the holder to a share of the LLC's success  through  distributions  and/or capital  appreciation.  Similar  to MLPs,  LLCs  typically  do not pay federal  income  tax at the  entity  level and are  required  by their operating  agreements  to  distribute  a  large  percentage  of  their earnings.  LLC common unitholders generally have first rights to a MQD prior to distributions to subordinated  unitholders and typically have arrearage  rights if the MQD is not met. In the event of  liquidation,
          LLC common unitholders have first rights to the LLC's remaining assets after bond holders, other debt holders and preferred  unitholders,  if any, have been paid in full.  LLC common units may trade on a national securities exchange or over-the-counter.

•    Mezzanine Investments.  We may invest in certain debt securities,  known as
     "Mezzanine  Investments,"  that typically are  unsecured,  and usually rank subordinate  in  priority  of payment to senior  debt,  such as senior bank debt,  but are  senior to common  and  preferred  equity,  in a  borrower's capital structure. Due to the relatively higher risk profile and often less restrictive  covenants (as compared to senior debt),  Mezzanine Investments generally earn a higher return than senior loans.

     Mezzanine  Investments are generally issued in private placements  together with  an  equity  security  (e.g.,  with  an  attached  warrant)  or may be convertible  into equity  securities,  which equity  securities  provide an opportunity to participate in the capital  appreciation of a borrower.  The warrants associated with mezzanine loans are typically detachable, allowing lenders to receive  repayment of  principal  while  retaining  their equity interest in the  borrower.  In some cases,  we  anticipate  that  Mezzanine
     Investments may be  collateralized by a subordinated lien on some or all of the assets of the borrower.

•    Dividend-Paying  Equity Securities.  We may invest in other dividend-paying equity  investments  that are expected to pay dividends on a current basis.
     Equity investments may include common and preferred stock,  limited partner
     interests,   LLC  interests,   general   partner   interests,   convertible
     securities,   warrants  and  depository  receipts  of  companies  that  are organized as  corporations,  limited  partnerships or LLCs. When we acquire
     these  securities  in  unregistered   transactions,   we  also  may  obtain
     registration  rights that may include demand and  "piggyback"  registration rights.  We may  receive  warrants  or other  non-income  producing  equity securities. We may retain such securities, including equity shares received upon  conversion  of  convertible  securities,  until  we  determine  it is appropriate in light of current  market  conditions to effect a disposition of such securities.

     Equity investments  generally  represent an equity ownership interest in an issuer.  An adverse event,  such as an  unfavorable  earnings  report,  may depress the value of a particular  equity  investment we hold. Also, prices of equity  investments  are  sensitive  to general  movements  in the stock market  and a drop in the  stock  market  may  depress  the price of equity investments we own. Equity investment prices fluctuate for several reasons, including changes in investors'  perceptions of the financial  condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital.

     Preferred   equity  generally  has  a  preference  over  common  equity  in liquidation  proceedings and for dividends.  As such,  preferred  equity is inherently  more  risky  than the bonds and loans of the  issuer,  but less risky than its common stock.  Preferred  equity often  contains  provisions that allow for  redemption  in the event of certain tax or legal changes or at the issuers' call.  Preferred  equity may not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period.

•    Second  Lien  Loans.  We may  invest in loans  that are  secured  by second
     priority  liens  on  the  borrower's   assets.  We  anticipate  that  these
     investments  will  consist of  secured  loans  that will bear  interest  at floating  rates and that may be  subordinated  to a first lien term loan or other senior debt in right of payment.  Generally, we expect these loans to be collateralized  by a second priority or other  subordinated lien on some or all of the assets of the borrower,  or in some cases,  a first  priority lien  on  assets  not  otherwise  securing  senior  debt  of the  borrower.
     Additionally, these loans may have indirect asset coverage through a series of covenants that prohibit additional liens senior to ours on the company's assets,  limit  additional  debt senior to ours or require  maintenance  of minimum asset coverage ratios.

    Restricted  Securities.  We may  invest  up to 100% of our  total  assets in restricted  securities of the types described above.  Restricted  securities are less liquid than  securities  traded in the open market because of statutory and contractual restrictions on resale. Such securities are not readily tradeable in the open market.  This lack of liquidity  creates special risks for us. However, we could sell such securities in private  transactions  with a limited number of purchasers  or in public  offerings  under the 1933 Act if we have  registration rights  for  the  resale  of  such  securities.  Certain  restricted  securities generally also convert to publicly  traded common units upon the passage of time and/or satisfaction of certain financial tests.

                                       33

    Securities of Other Investment Companies. We may invest in the securities of other investment companies,  including registered investment companies, BDCs and
ETFs that have current  income as an  investment  objective,  to the extent that such investments are consistent with our investment  objectives and policies and permissible  under the 1940 Act.  We will not invest in any  investment  company managed by our Advisor. Under the 1940 Act, we may not acquire the securities of other domestic or non-U.S.  investment companies, if, as a result, (1) more than
10% of our total  assets  would be invested  in  securities  of such  investment companies,  (2)  such  purchase  would  result  in  more  than  3% of the  total outstanding  voting  securities of any one registered  investment  company being held by us, or (3) more than 5% of our total assets would be invested in any one registered investment company. These limitations do not apply to the purchase of
shares  of  any  investment   company  as  part  of  a  merger,   consolidation,
reorganization  or  acquisition  of  substantially  all the  assets  of  another investment company.  Investments in the securities of other investment companies involve operating  expenses and fees at the investment company level that are in addition  to the  expenses  and fees  borne by us and are  borne  indirectly  by holders of our common shares.

    Covered  Call  Options.  We may also seek to  generate  income  from  option premiums by writing  (selling)  covered call options on  securities,  indices or certain  ETFs that trade like common  stocks but seek to  replicate  such market indices.  Our ability to sell such call  options may be limited by  restrictions
imposed  on  our   operations   because  we  expect  to  seek  to  maintain  our
qualification as a RIC under the Code. A call option, upon payment of a premium, gives  the  purchaser  of the  option  the  right  to buy,  and the  seller  the obligation to sell, the underlying  security,  index or other  instrument at the exercise  price.  We may purchase or sell exchange  listed and  over-the-counter call options.

    The Company may sell call options on indices of securities.  Call options on an index differ from call options on  securities  because (i) the exercise of an index  call  option  requires  cash  payments  and does not  involve  the actual purchase or sale of securities,  (ii) the holder of an index call option has the right to receive cash upon exercise of the call option if the level of the index upon which the option is based is greater  than the  exercise  price of the call option,  and (iii) index call options reflect  price-fluctuations  in a group of securities or segments of the securities  market rather than price  fluctuations in a single security.

    We will write call options only if they are "covered."  For example,  a call option written by us will require us to hold the securities  subject to the call or to segregate  cash or liquid  assets  sufficient  to purchase and deliver the securities if the call is  exercised.  A call option sold by us on an index will require  us to own  portfolio  securities  that  correlate  with the index or to segregate  cash or liquid assets equal to the excess of the index value over the exercise price on a current basis.

    Non-U.S. Dollar Denominated Securities. We may invest up to 25% of our total assets in non-U.S. dollar denominated securities. These securities may be issued by companies  organized and having  securities traded on an exchange outside the
U.S. or may be securities of U.S. companies that are denominated in the currency of a different  country.  To the extent  possible,  we may seek to hedge against certain of the risks created by such investments.  See "Risks - Risks Related to
Our Operations - Non-U.S.
Dollar Denominated Securities."

    Temporary Investments and Defensive  Investments.  Pending investment of the proceeds  of this  offering  (which we  anticipate  may take three to six months following the closing of this offering),  we expect to invest  substantially all of the net offering  proceeds in cash, cash  equivalents,  securities  issued or guaranteed by the U.S.  government or its  instrumentalities  or agencies,  high
quality  short-term  money  market  instruments,   short-term  debt  securities,
certificates  of  deposit,  bankers'  acceptances  and other  bank  obligations, commercial paper or other liquid fixed income securities.  We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not  limited  to,  holding a reserve  pending  payment of  distributions  or facilitating the payment of expenses and settlement of trades.

    In addition, and although inconsistent with our investment objectives, under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on the  securities  in which we will  otherwise  invest or  yields on  lower-rated, fixed-income  securities.  To the  extent  we invest  in these  securities  on a temporary  basis or for defensive  purposes,  we may not achieve our  investment objectives.

Investment Process and Due Diligence

    Our  Advisor's   securities  selection  process  includes  a  comparison  of quantitative,  qualitative,  and  relative  value  factors.  In  conducting  due diligence,  our  Advisor  uses  available  public  information  and  information obtained from its relationships with management teams,  vendors and suppliers to companies in which it might invest,  investment  bankers,  consultants and other advisors.  Although our Advisor  uses  research  provided by third  parties when available,  primary  emphasis is placed on  proprietary  analysis and  valuation
models   conducted  and   maintained  by  our  Advisor's   in-house   investment
professionals.

                                       34

    The due diligence process followed by our Advisor's investment professionals is highly detailed and structured. Our Advisor seeks to exercise discipline with respect to company valuation and institute appropriate structural protections in
our  investment  agreements.   After  our  Advisor's  investment   professionals
undertake  initial due  diligence of a  prospective  investment,  our  Advisor's investment  committee will  determine  whether to approve the initiation of more extensive  due  diligence  by  our  Advisor's  investment  professionals  if the potential  investment  is worth  pursuing.  At the  conclusion  of the diligence process, our Advisor's investment committee is informed of critical findings and conclusions. The due diligence process typically includes:

     •   review of historical and prospective financial information;

     •   review and analysis of financial models and projections;

     •   on-site visits;

     •   legal  reviews of  the status of the potential  company's  title to any assets serving as collateral and liens on such assets;

     •   environmental diligence and assessments;

     •   interviews  with  management,  employees,  customers and vendors of the prospective company;

     •   research relating  to the prospective  company's  industry,  regulatory environment, products and services and competitors;

     •   review of financial, accounting and operating systems;

     •   review  of relevant  corporate,  partnership,  loan and other  material agreements;

     •   review of contingent liabilities; and

     •   research relating to the prospective  company's  management,  including background and reference  checks using our Advisor's  industry  contact base, commercial databases and other investigative sources.

    Additional  due diligence with respect to any investment may be conducted on our behalf by our legal  counsel and  accountants,  as well as by other  outside advisors  and  consultants,  as  appropriate.  Upon  the  conclusion  of the due diligence process,  our Advisor's  investment  professionals  present a detailed investment proposal to our Advisor's  investment  committee.  The members of our
Advisor's  investment  committee  have an average of over 20 years of  financial investment experience.  All decisions to invest in a company must be approved by the unanimous decision of our Advisor's investment committee.

Investment Structure and Types of Investments

    Once our Advisor's  investment  committee has determined  that a prospective company is suitable for investment,  for those  transactions in which we may buy securities  in a  privately  negotiated  transaction,  we  will  work  with  the management of that company and its other capital providers, including senior and junior  debtholders  and equity  capital  providers,  if any,  to  structure  an investment.  We may negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio  company's capital structure.

Monitoring Mezzanine Investments

    The  investment   professionals   of  our  Advisor  monitor  each  mezzanine
investment to determine progress relative to meeting the company's business plan and to assess the appropriate  strategic and tactical  courses of action for the company. This monitoring may be accomplished by attendance at Board of Directors meetings,  the review of  periodic  operating  reports  and  financial  reports, capital expenditure plans and periodic consultations with engineers, geologists, and  other  experts.  The  performance  of  each  mezzanine  investment  is also periodically  compared to the  performance  of similarly  sized  companies  with comparable  assets and  businesses.  Our  Advisor's  monitoring  activities  are expected  to provide it with the  necessary  access to monitor  compliance  with existing covenants, to enhance its ability to make qualified valuation decisions and to  assist  its  evaluation  of the  nature of the  risks  involved  in each individual  investment.  In addition,  these monitoring activities should permit our Advisor to diagnose and manage the common risks

                                       35

held by our total portfolio, such as sector concentration,  exposure to a single financial sponsor or sensitivity to a particular geographic market.

    As part of the monitoring process, our Advisor continually assesses the risk profile of each of our private company mezzanine investments and rates them on a scale of 1 to 3 based on the following categories:

    (1) The company is  performing at or above  expectations  and the trends and risks are generally favorable to neutral.

    (2) The company is performing below  expectations and the investment's  risk has increased materially since origination.  The company may generally be out of compliance  with  various  covenants  with its  lenders;  however,  payments are generally not more than 120 days past due.

    (3)  The  company  is  performing  materially  below  expectations  and  the investment risk has substantially  increased since  origination.  Most or all of the company's  covenants are out of compliance,  and payments are  substantially delinquent.  The  investment is not expected to provide a full  repayment of the amount invested.

    These ratings are used to guide our strategy for adjusting our portfolio and as valuable input in assessing the value of our investments.

Valuation Process

    We value our portfolio in accordance with U.S. generally accepted accounting principles  and  will  rely on  multiple  valuation  techniques,  reviewed  on a quarterly basis by our Board of Directors. Our Board of Directors is responsible for, and in executing its responsibility,  will undertake a multi-step valuation process each quarter, as described below:

     •   Investment  Team Valuation.  Each portfolio  company or investment will initially  be valued by the  investment  professionals  of our  Advisor responsible  for the portfolio  investment.  As a part of this process, materials will be prepared containing their supporting analysis.

     •   Investment Committee Valuation. The investment committee of our Advisor
         will  review  the  investment  team  valuation   report  and  determine
         valuations to be considered by our Board of Directors.

     •   Independent Valuation Firm Activity.  Our Board of Directors intends to retain an independent  valuation firm to review, as requested from time to time by the independent directors,  the valuation report provided by our Advisor's  investment committee and to provide valuation assistance to our Board in our Board's  determination as to whether the valuations are  unreasonable.  The independent  valuation firm will only assess if our Advisor's investment committee's determination of the fair value of the  investments  does  not  appear  to be  unreasonable.  The  limited procedures  that our Board of Directors  intends to ask the independent
         valuation   firm  to  perform  will  not  involve  an  audit,   review,
         compilation  or any other  form of  examination  or  attestation  under generally accepted auditing standards.

     •   Final Valuation Determination. Our Board of Directors will consider the investment committee valuations, including supporting documentation and the analysis of the  independent  valuation firm if  applicable,  and a number of other  factors  in making  its  determination  as to the fair value of each investment in our portfolio in good faith.

    Our  Board  of  Directors,  and  not  the  independent  valuation  firm,  is ultimately responsible for determining the fair value of the investments in good faith.  The  independent  valuation firm will not be responsible for determining the fair value of any  individual  investment or portfolio of  investments.  The limited  procedures  performed  by  the  independent  valuation  firm,  will  be supplementary  to the  inquiries and  procedures  that our Board of Directors is required to undertake in determining  the fair value of the  investments in good faith.

Investment Policies

    We  seek  to   achieve   our   investment   objectives   by   investing   in
income-producing  debt and  equity  securities  of  companies  that our  Advisor believes offer attractive distribution rates.

                                       36

    The following are our fundamental  investment limitations set forth in their entirety. We may not:

     •    issue senior  securities,  except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

     •    borrow  money,  except as  permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

     •   make loans,  except by the  purchase of debt  obligations,  by entering
         into  repurchase   agreements  or  through  the  lending  of  portfolio
         securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

     •   invest  25% or more of our  total  assets in any  particular  industry, except that we will  concentrate  our assets in the group of industries constituting the power and energy sector;

     •   underwrite  securities  issued by others,  except to the extent that we may be considered an underwriter  within the meaning of the 1933 Act in the disposition of restricted securities held in our portfolio;

     •   purchase or sell real estate  unless  acquired as a result of ownership of  securities  or other  instruments,  except  that we may  invest  in securities or other instruments  backed by real estate or securities of companies that invest in real estate or interests therein; and

     •   purchase or sell physical  commodities  unless  acquired as a result of ownership  of  securities  or  other  instruments,  except  that we may purchase or sell options and futures  contracts or invest in securities or other instruments backed by physical commodities.

    We also have adopted the following nonfundamental policies:

     •   Under normal circumstances, we plan to invest at least 80% of our total assets (including assets obtained through anticipated  leverage) in the securities  of companies  that derive a majority of their  revenue from power or energy operations;

     •   We may invest up to 100% of our total assets in  restricted  securities
         purchased  directly  from  issuers,   all  of  which  may  be  illiquid
         securities.

     •   We may invest up to 50% of our total assets in subordinated,  mezzanine or debt securities of private companies,  all of which will be illiquid securities.

     •   We will not invest more than 25% of our total assets in  securities  of
         MLPs and of other "qualified publicly traded partnerships" as that term is defined in Section 7704 of the Code.

     •    We may  invest  up to  25% of our  total  assets  in  non-U.S.  dollar denominated securities.

     •    We may invest up to 25% of our total assets in covered call options.

     •    We will not invest more than 20% of our total assets in the securities of any single issuer.

     •    We will not engage in short sales.

    As used for the purpose of each nonfundamental  investment policy above, the term "total assets"  includes assets  obtained  through  leverage.  Our Board of
Directors may change our nonfundamental  investment policies without stockholder approval and will provide notice to stockholders of material changes  (including notice  through  stockholder  reports).  However,  any  change in the  policy of investing at least 80% of our total assets  (including  assets obtained  through anticipated  leverage) in the  securities of companies that derive a majority of their revenue from power or energy  operations  requires at least 60 days' prior written  notice to  stockholders.  Unless  otherwise  stated,  these  investment restrictions  apply at the time of  purchase,  and we will  not be  required  to reduce a position due solely to market value fluctuations.

                                       37

Portfolio Turnover

    Our  annual  portfolio  turnover  rate may vary  greatly  from year to year.
Although we cannot accurately  predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal  circumstances.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for
us.  A  higher  turnover  rate  results  in  correspondingly  greater  brokerage commissions and other transactional expenses that we bear.

Brokerage Allocation and Other Practices

    Subject to policies  established by our Advisor and approved by our Board of
Directors,  we do not  expect to execute  transactions  through  any  particular broker or dealer, but we will seek to obtain the best net results for us, taking
into  account  such  factors  as  price  (including  the  applicable   brokerage
commission  or  dealer  spread),  size of order,  difficulty  of  execution  and operational  facilities of the firm and the firm's risk and skill in positioning blocks of securities.  While we will generally seek reasonably competitive trade execution  costs,  we will not  necessarily  pay the lowest spread or commission available.  Subject to  applicable  legal  requirements,  we may select a broker based  partly on brokerage  or research  services  provided to us. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor  determines  in good faith that such  commission  is  reasonable  in relation to the services provided.

Proxy Voting Policies

    We,  along  with  our  Advisor,  have  adopted  proxy  voting  policies  and procedures  ("Proxy  Policy") that we believe are reasonably  designed to ensure that  proxies  are voted in our best  interests  and the best  interests  of our stockholders.  Subject to its  oversight,  our Board of Directors  has delegated responsibility for implementing the Proxy Policy to our Advisor.

    In the event requests for proxies are received to vote equity  securities on routine matters, such as election of directors or ratification of auditors,  the proxies  usually  will be voted in  accordance  with the  recommendation  of the company's  management  unless our  Advisor  determines  it has a conflict or our
Advisor  determines  there are other reasons not to vote in accordance  with the recommendation  of the company's  management.  On non-routine  matters,  such as amendments to governing  instruments,  proposals  relating to  compensation  and equity  compensation  plans,  corporate  governance  proposals  and  stockholder proposals,  our Advisor will vote, or abstain from voting if deemed appropriate, on a  case-by-case  basis in a manner  it  believes  to be in the best  economic interest of our  stockholders.  In the event  requests  for proxies are received with respect to debt securities,  our Advisor will vote on a case-by-case  basis in a manner it believes to be in the best economic interest of our stockholders.

    Our Chief  Executive  Officer will be responsible for monitoring our actions and  ensuring  that (i) proxies are received  and  forwarded to the  appropriate decisionmakers,  and (ii)  proxies are voted in a timely  manner upon receipt of voting  instructions.  We are  not  responsible  for  voting  proxies  we do not receive,  but we will make  reasonable  efforts to obtain missing  proxies.  Our
Chief  Executive  Officer  will  implement  procedures  to identify  and monitor potential  conflicts of interest  that could  affect the proxy  voting  process, including (i) significant  client  relationships,  (ii) other potential material business  relationships,  and (iii) material personal and family  relationships.
All  decisions  regarding  proxy  voting  will be  determined  by our  Advisor's investment committee and will be executed by our Chief Executive Officer.  Every effort  will be made to  consult  with  the  portfolio  manager  and/or  analyst covering the security.  We may  determine not to vote a particular  proxy if the costs and burdens  exceed the  benefits of voting  (e.g.,  when  securities  are subject to loan or to share blocking restrictions).

    If a  request  for  proxy  presents  a  conflict  of  interest  between  our stockholders,  on one hand, and our Advisor, the underwriters, or any affiliated persons  of ours,  on the  other  hand,  our  management  may (i)  disclose  the potential  conflict  to the  Board of  Directors  and  obtain  consent,  or (ii)
establish an ethical  wall or other  informational  barrier  between the persons involved in the conflict and the persons making the voting decisions.

Staffing

    We do not currently have or expect to have any employees. Services necessary for our  business  will be  provided by  individuals  who are  employees  of our
Advisor,  pursuant  to the  terms  of the  investment  advisory  agreement.  See
"Management of the Company -- Investment Advisory Agreement."

                                       38

Properties

    Our office is located at 10801 Mastin  Boulevard,  Suite 222, Overland Park,
Kansas 66210.

Legal Proceedings

    Neither we nor our  Advisor  are  currently  subject to any  material  legal proceedings.

                                       39

                                    LEVERAGE

Use of Leverage

     We intend to borrow money or issue debt securities  and/or preferred stock, which may be auction rate  securities,  to provide us with  additional  funds to invest.  The  borrowing of money and the  issuance of  preferred  stock and debt
securities  represent  the  leveraging  of  our  common  stock.   Currently,  we
anticipate  using leverage to represent  approximately  33% of our total assets, including the proceeds from such leverage.  However, we reserve the right at any time, if we believe that market  conditions  are  appropriate,  to use financial leverage to the extent  permitted by the 1940 Act (50% for  preferred  stock and
33.33% for debt  securities).  Our use of  financial  leverage  will require the approval of our Board of Directors.  We generally  will not use leverage  unless our Board of Directors  believes that leverage will serve the best  interests of our  stockholders.  The principal  factor used in making this  determination  is whether the potential return is likely to exceed the cost of leverage. We do not anticipate  using leverage where the estimated  costs of using such leverage and the on-going cost of servicing the payment  obligations on such leverage  exceed the estimated  return on the proceeds of such leverage.  However,  in making the determination  whether to use  leverage,  we must rely on  estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest  rates and other  factors,  and actual  returns vary  depending on many factors.  Our Board of Directors  will also consider  other  factors,  including whether the current investment opportunities will help us achieve our investment objectives and strategies.

     Leverage  creates a greater  risk of loss,  as well as  potential  for more gain, for our common shares than if leverage is not used. Leverage capital would have complete priority upon distribution of assets over common shares. We expect to invest the net proceeds  derived from any use or issuance of leverage capital according  to  the  investment  objectives  and  strategies  described  in  this prospectus.  If shares of preferred stock are issued,  they would pay adjustable rate  dividends  based on  shorter-term  interest  rates,  which  would be reset periodically by an auction  process.  The adjustment  period for preferred stock dividends  could be as short as one day or as long as a year or more. As long as our  portfolio  is invested in  securities  that provide a higher rate of return than the dividend rate or interest rate of the leverage capital after taking its related  expenses  into  consideration,  the  leverage  will  cause  our  common stockholders  to receive a higher rate of income than if we were not  leveraged.
Conversely,  if the return derived from such securities is less than the cost of leverage  (including  increased  expenses to us),  our total return will be less than if leverage had not been used,  and,  therefore,  the amount  available for distribution to our common stockholders will be reduced. In the latter case, our
Advisor  in its  best  judgment  nevertheless  may  determine  to  maintain  our leveraged  position  if it  expects  that the long term  benefits  to our common stockholders of so doing will outweigh the current  reduced return.  There is no assurance  that we will  utilize  leverage  capital or, if  leverage  capital is utilized,  that those  instruments  will be successful in enhancing the level of our total  return.  The NAV of our common shares will be reduced by the fees and issuance costs of any leverage capital. We do not intend to use leverage capital until the proceeds of this  offering are  substantially  invested in  accordance with our investment  objectives.  We anticipate that we will invest the majority of the  net  proceeds  of the  offering  within  three  to six  months,  and may thereafter use leverage capital.

     There is no assurance that outstanding  amounts we borrow may be prepayable by us prior to final maturity without significant  penalty, but we do not expect any sinking fund or mandatory retirement  provisions.  Outstanding amounts would be payable at maturity or such earlier times as we may agree. We may be required to prepay  outstanding  amounts or incur a penalty rate of interest in the event of the occurrence of certain events of default.  We may be expected to indemnify our lenders,  particularly any banks, against liabilities they may incur related to their loan to us. We may also be required to secure any amounts borrowed from a bank by pledging our investments as collateral.

     Leverage  creates  risk for  holders of our common  shares,  including  the likelihood of greater volatility of our NAV and the value of our shares, and the risk of fluctuations in interest rates on leverage capital, which may affect the return  to the  holders  of our  common  shares  or  cause  fluctuations  in the dividends  paid on our  common  shares.  The fee  paid  to our  Advisor  will be calculated on the basis of our Managed Assets,  including proceeds from leverage capital. During periods in which we use leverage, the fee payable to our Advisor will be higher than if we did not use leverage. Consequently, we and our Advisor may have differing  interests in determining whether to leverage our assets. Our
Board of Directors will monitor our use of leverage and this potential conflict.

     Under the 1940 Act, we are not  permitted to issue  preferred  stock unless immediately  after such issuance,  the value of our total assets  (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior  securities  is at least  equal to 200% of the total of the  aggregate amount  of  senior  securities  representing  indebtedness  plus  the  aggregate liquidation value of the outstanding preferred stock. Stated another way, we may not issue preferred stock that,  together with  outstanding  preferred stock and debt  securities,  has a  total  aggregate  liquidation  value  and  outstanding principal  amount of more than 50% of the amount of our total assets,  including the proceeds of such issuance, less liabilities and indebtedness not represented by senior  securities.  In  addition,  we are not  permitted to declare any cash dividend or other  distribution  on our common  stock,  or  purchase  any of our shares of common

                                       40

stock (through  tender offers or  otherwise),  unless we would satisfy this 200%
asset coverage  after  deducting the amount of such  dividend,  distribution  or share  purchase  price,  as the  case may be.  We may,  as a  result  of  market conditions or otherwise,  be required to purchase or redeem  preferred stock, or sell a portion of our investments  when it may be  disadvantageous  to do so, in order to maintain the required asset coverage.  Common  stockholders  would bear the costs of issuing  preferred stock,  which may include offering  expenses and the  ongoing  payment of  dividends.  Under the 1940 Act,  we may only issue one class of preferred stock.

     Under the 1940 Act, we are not permitted to issue debt  securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness)  less all liabilities  and  indebtedness  not  represented by senior  securities is at least  equal  to 300% of the  amount  of the  outstanding  indebtedness.  Stated another way, we may not issue debt securities in a principal amount of more than
33.33% of the amount of our total assets,  including the amount  borrowed,  less all liabilities and indebtedness not represented by senior  securities.  We also must  maintain  this 300%  asset  coverage  for as long as the  indebtedness  is outstanding.  The 1940 Act provides that we may not declare any cash dividend or other  distribution on common or preferred  stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300%
asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market  fluctuations or otherwise,  we may be required to redeem debt securities,  or sell a portion of our investments when it may be  disadvantageous  to do so. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.

Effects of Leverage

     The following table is designed to illustrate the effect of leverage on the return to a holder of our common  shares in the amount of  approximately  33% of our total assets, assuming hypothetical annual returns of our portfolio of minus
10% to plus 10%. As the table shows,  leverage generally increases the return to holders of common shares when portfolio  return is positive and greater than the cost of leverage and decreases the return when the portfolio  return is negative or less  than the cost of  leverage.  The  figures  appearing  in the  table are hypothetical  and actual returns may be greater or less than those  appearing in the table. See "Risks - Risks Related to Our Operations - Leverage."

                                                Assumed Portfolio Return (net of expenses)
                                             -----------------------------------------------
                                               (10)%       (5)%       0%       5%       10%
                                             ---------  ---------  -------  -------  --------
Corresponding Common Shares Return.........    (  )%      (  )%    (   )%       %         %

Hedging Transactions

     In an attempt to reduce the interest rate risk arising from our anticipated leveraged  capital  structure,  we may use interest  rate  transactions  such as swaps,  caps and  floors.  The use of  interest  rate  transactions  is a highly specialized  activity that involves  investment  techniques and risks  different from those  associated  with ordinary  portfolio  security  transactions.  In an interest  rate swap,  we would agree to pay to the other  party to the  interest rate swap (known as the "counterparty") a fixed rate payment in exchange for the counterparty  agreeing  to  pay  to  us a  variable  rate  payment  intended  to
approximate   our  variable  rate  payment   obligation  on  any  variable  rate
borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the  counterparty up to the interest  rate cap and, to the extent that a specified  variable  rate index exceeds  a  predetermined  fixed  rate  of  interest,  would  receive  from  the counterparty  payments equal to the difference  based on the notional  amount of such cap. In an interest  rate  floor,  we would be entitled to receive,  to the extent  that a  specified  index  falls  below a  predetermined  interest  rate, payments of interest on a notional  principal  amount from the party selling the interest rate floor.  Depending on the state of interest  rates in general,  our use of interest  rate  transactions  could  affect our ability to make  required interest  payments on any outstanding debt securities or preferred stock. To the extent  there is a decline in interest  rates,  the value of the  interest  rate transactions could decline.  If the counterparty to an interest rate transaction defaults,  we would not be able to use the  anticipated  net receipts  under the interest rate transaction to offset our cost of financial leverage. See "Risks -
Risks Related to Our Operations-Hedging Strategy Risk."

                                       41

                            MANAGEMENT OF THE COMPANY

Directors and Executive Officers

     Our  business and affairs are managed  under the  direction of our Board of
Directors.  Accordingly,  our Board of Directors provides broad supervision over our  affairs,  including  supervision  of the duties  performed  by our Advisor.
Certain employees of our Advisor are responsible for our day-to-day  operations.
The names and ages of our directors and executive officers,  together with their principal occupations and other affiliations during the past five years, are set forth below.  Each director and executive  officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law.  Unless  otherwise indicated,  the address of each director and  executive  officer is 10801 Mastin
Boulevard,  Suite 222,  Overland  Park,  Kansas  66210.  Our Board of  Directors
consists of a majority of directors who are not "interested persons" (as defined in the 1940 Act) of our Advisor or its affiliates ("Independent Directors"). The directors who are "interested persons" (as defined in the 1940 Act) are referred
to  as  "Interested   Directors."  Under  our  Articles  of  Incorporation  (the
"Charter"),  the Board of Directors is divided into three classes. Each class of directors will hold office for a three-year term.  However,  the initial members of  the  three  classes  have  initial  terms  of  one,  two  and  three  years, respectively. At each annual meeting of our stockholders,  the successors to the class of  directors  whose terms  expire at such meeting will be elected to hold office for a term  expiring at the annual  meeting of  stockholders  held in the third year following the year of their  election and until their  successors are duly elected and qualify.

                               Position(s) Held                                                  Number of
                                with Company,                                                  Portfolios in
                                Term of Office                                                  Fund Complex     Other Board
                                and Length of              Principal Occupation                 Overseen by       Positions
Name and Age                     Time Served              During Past Five Years                Director(1)    Held by Director
----------------------           -----------    ---------------------------------------------- --------------  ----------------

Independent Directors

Conrad S. Ciccotello, 47.... Class I Director   Tenured Associate Professor of Risk                   7        None
                             since 2007         Management and Insurance, Robinson College
                                                of Business, Georgia State University (faculty
                                                member since 1999); Director of Graduate
                                                Personal Financial Planning Programs; Editor,
                                                "Financial Services Review," (an academic
                                                journal dedicated to the study of individual
                                                financial management); formerly, faculty
                                                member, Pennsylvania State University (1997-
                                                (1997-1999).

John R. Graham, 61.......... Class III Director Executive-in-Residence and Professor of               7        Kansas State
                             since 2007         Finance, College of Business Administration,                   Bank
                                                Kansas State University (has served as a
                                                professor or adjunct professor since 1970);
                                                Chairman of the Board, President and CEO,
                                                Graham Capital Management, Inc., primarily a
                                                real estate development and investment
                                                company and a venture capital company;
                                                Owner of Graham Ventures, a business
                                                services and venture capital firm; formerly,
                                                CEO, Kansas Farm Bureau Financial Services,
                                                including seven affiliated insurance or
                                                financial service companies (1979-2000).

Charles E. Heath, 65........ Class II Director  Retired in 1999. Formerly, Chief Investment           7        None
                             since 2007         Officer, GE Capital's Employers Reinsurance
                                                Corporation (1989-1999); Chartered Financial
                                                Analyst ("CFA") designation since 1974.

Interested Directors and
 Officers(2)

H. Kevin Birzer, 47......... Class III Director Managing Director of the Advisor since 2002;          7        None
                             and Chairman of    Partner, Fountain Capital Management
                             the Board since    ("Fountain Capital")(1990-present); Vice
                             2007               President, Corporate Finance Department,
                                                Drexel Burnham Lambert (1986-1989);

                                       42

                               Position(s) Held                                                  Number of
                                with Company,                                                  Portfolios in
                                Term of Office                                                  Fund Complex     Other Board
                                and Length of              Principal Occupation                 Overseen by       Positions
Name and Age                     Time Served              During Past Five Years                Director(1)    Held by Director
----------------------           -----------    ---------------------------------------------- --------------  ----------------
                                                formerly, Vice President, F. Martin Koenig &
                                                Co., an investment management firm (1983-
                                                1986); CFA designation since 1988.

Terry C. Matlack, 51........ Class II Director  Managing Director of the Advisor since 2002;          7        None
                             and Chief          Full-time Managing Director, Kansas City
                             Financial Officer  Equity Partners, L.C. ("KCEP") (2001-2002);
                             and Assistant      formerly, President, GreenStreet Capital, a
                             Treasurer since    private investment firm (1998-2001); CFA
                             2007               designation since 1985.

David J. Schulte, 46........ President and      Managing Director of the Advisor since 2002;         N/A       None
                             Chief Executive    Full-time Managing Director, KCEP (1993-
                             Officer since      2002); CFA designation since 1992.
                             2007

Zachary A. Hamel, 41........ Senior Vice        Managing Director of the Advisor since 2002;         N/A       None
                             President since    Partner, Fountain Capital (1997-present); CFA
                             2007               CFA designation since 1998.

Kenneth P. Malvey, 42....... Senior Vice        Managing Director of the Advisor since 2002;         N/A       None
                             President and      Partner, Fountain Capital (2002-present);
                             Treasurer since    formerly, Investment Risk Manager and
                             2007               member of the Global Office of Investments,
                                                GE Capital's Employers Reinsurance
                                                Corporation (1996-2002); CFA designation
                                                since 1996.

----------

(1)  This number includes TYG, TYY, TYN, TTO, two  privately-held  funds and the
     Company.  Our Advisor also serves as the  investment  advisor to TYG,  TYY,
     TYN, TTO, and two privately-held funds.

(2)  As a result of their  respective  positions  held with the  Advisor  or its affiliates,  these individuals are considered  "interested  persons" within the meaning of the 1940 Act.

Audit and Valuation Committee

     Our Board of Directors has a standing  Audit and Valuation  Committee  that
consists  of  three  Independent   Directors  of  the  Company:  Mr.  Ciccotello
(Chairman),  Mr.  Graham,  and Mr. Heath.  The Audit and  Valuation  Committee's
function  is to select  an  independent  registered  public  accounting  firm to
conduct  the  annual  audit  of  our  financial  statements,   review  with  the
independent  registered public accounting firm the outline, scope and results of this annual audit,  review the investment  valuations  proposed by our Advisor's investment committee and review the performance and approval of all fees charged by the independent  registered public  accounting firm for audit,  audit-related and other professional  services. In addition, the Audit and Valuation Committee meets with the independent registered public accounting firm and representatives of management to review accounting  activities and areas of financial  reporting and control.  The Audit and  Valuation  Committee has at least one member who is deemed to be a financial expert and operates under a written charter approved by the Board of Directors. The Audit and Valuation Committee meets periodically, as necessary.

Nominating and Governance Committee

     We have a Nominating and Governance  Committee that consists exclusively of our three Independent Directors: Conrad S. Ciccotello, John R. Graham (Chairman)
and Charles E. Heath. The Nominating and Governance  Committee's function is to:
(1) identify  individuals  qualified to become Board  members,  consistent  with criteria  approved by our Board of  Directors,  and to recommend to the Board of
Directors the director  nominees for the next annual meeting of stockholders and to fill any  vacancies;  (2)  monitor  the  structure  and  membership  of Board committees;  (3) review issues and developments  related to corporate governance issues and develop and recommend to the Board of Directors corporate  governance guidelines and procedures to the extent necessary or desirable; (4) evaluate and make recommendations to the Board of Directors regarding director  compensation;
and (5) oversee the

                                       43

evaluation of the Board of Directors.  The Nominating  and Governance  Committee
will consider  stockholder  recommendations  for nominees for  membership to the
Board of Directors so long as such  recommendations  are made in accordance with our Bylaws.

Compliance Committee

     We have a  Compliance  Committee  that  consists  exclusively  of our three
Independent Directors: Conrad S. Ciccotello, John R. Graham and Charles E. Heath
(Chairman).  The  Compliance  Committee's  function  is  to  review  and  assess management's  compliance with applicable securities laws, rules and regulations, monitor  compliance  with our Code of Ethics,  and handle  other  matters as the
Board of Directors or committee chair deems appropriate.

Board Compensation

     Our  directors  and  officers  who are  interested  persons will receive no salary or fees from us. Each Independent  Director will receive from us a fee of
$2,000 (and reimbursement for related expenses) for each meeting of the Board of
Directors  or Audit and  Valuation  Committee  he or she  attends  in person (or
$1,000 for each Board of  Directors  or Audit and  Valuation  Committee  meeting attended  telephonically,  or for each  Audit and  Valuation  Committee  meeting attended  in  person  that is  held on the  same  day as a  Board  of  Directors meeting).  Independent  Directors also receive  $1,000 for each other  committee meeting  attended in person or  telephonically  (other than Audit and  Valuation
Committee  meetings).  The annual retainer of each Independent  Director and for the chairman of the Audit and  Valuation  Committee  will be  determined  by the
Board of Directors after completion of this offering.

     We do not  compensate  our officers.  No director or officer is entitled to receive  pension or  retirement  benefits  from us and no director  received any compensation from us other than in cash.

Our Advisor

     We have entered into an investment advisory agreement with Tortoise Capital
Advisors,  L.L.C., a registered  investment  advisor,  pursuant to which it will serve as our investment advisor.  Our Advisor was formed in October 2002 and has been managing  assets in portfolios of MLP securities in the energy sector since that time.  Our Advisor also manages the  investments of TYG, TYY, TYN, TTO, and
two  privately-held   funds,  all  of  which  are  non-diversified,   closed-end
management  investment  companies  and one of  which,  TTO,  has  elected  to be regulated as a BDC under the 1940 Act. As of May 31, 2007,  our Advisor  managed the assets of the following  publicly  traded closed end  management  investment companies:

                                    NYSE    Inception                  Targeted                  Total Assets
         Company Name              Ticker     Date                    Investments               ($ in millions)
-------------------------------  ---------- ---------   --------------------------------------  ---------------

Tortoise Energy Infrastructure              Feb. 2004   U.S. Energy Infrastructure,
 Corporation ....................TYG                    Primarily in Midstream MLPs              $    1,393.6
Tortoise Energy Capital                     May 2005    U.S. Energy Infrastructure,
 Corporation ....................TYY                    Primarily in Midstream MLPs              $      985.5
Tortoise North American Energy              Oct. 2005   Canadian and U.S. Energy,
 Corporation ....................TYN                    Upstream, Midstream and Downstream
                                                        Companies                                $      194.5
Tortoise Capital Resources                  Dec. 2005   Privately held and Micro-Cap
 Corporation ....................TTO                    U.S. Energy -- Upstream, Midstream and
                                                        Downstream Companies                     $      130.9

     Our  Advisor is  controlled  equally by KCEP and an  affiliate  of Fountain
Capital.

     •    KCEP was formed in 1993 and until recently,  managed KCEP Ventures II,
          L.P. ("KCEP II"), a private equity fund with committed  capital of $55 million invested in a variety of companies in diverse industries. KCEP
          II wound up its  operations in late 2006,  has no remaining  portfolio investments and has distributed proceeds to its partners. KCEP I, L.P.
          ("KCEP I"), a start-up and  early-stage  venture capital fund launched in 1994 and previously  managed by KCEP,  also recently  completed the process of winding  down.  As a part of that  process,  KCEP I entered into a consensual order of receivership,  which was necessary to allow
          KCEP I to distribute its remaining $1.3 million of assets to creditors and the Small Business  Administration  ("SBA").  The consensual order
          acknowledged  a  capital   impairment   condition  and  the

                                       44

          resulting nonperformance by KCEP I of its agreement with the SBA, both of which were  violations  of the  provisions  requiring  repayment of capital  under  the  Small  Business  Investment  Act of 1958  and the
          regulations thereunder.

     •    Fountain Capital was formed in 1990 and focuses primarily on providing investment  advisory services to institutional  investors with respect to below  investment grade debt.  Fountain  Capital had  approximately
          $2.0 billion of client assets under management as of June 30, 2007, of which approximately $267 million was invested in 19 energy companies.

     •    Our Advisor was formed in 2002 by KCEP and Fountain Capital to provide portfolio management services in the energy  infrastructure  sector in advance of an investment of client funds in MarkWest Energy  Partners,
          L.P., a micro-cap  public natural gas processing and pipeline  company in the midstream segment of the energy infrastructure sector.

     Our Advisor has 25 full-time  employees,  including the five members of the investment committee of our Advisor.

Investment Committee

     Management of our portfolio is the  responsibility of our Advisor.  Each of our Advisor's  investment  decisions will be reviewed and approved for us by its investment committee,  which also acts as the investment committee for TYG, TYY,
TYN, TTO, and two privately-held  funds. Our Advisor's  investment  committee is comprised of its five Managing  Directors:  H. Kevin  Birzer,  Zachary A. Hamel,
Kenneth P.  Malvey,  Terry C. Matlack and David J.  Schulte.  The members of our
Advisor's  investment  committee  have an average of over 20 years of  financial investment  experience.  All decisions to invest in a portfolio  company must be approved by the unanimous decision of our Advisor's  investment  committee,  and any one member of our Advisor's  investment committee can require our Advisor to sell a security.  Biographical  information  about each member of our  Advisor's investment committee is set forth below.

Kevin Birzer

     Kevin  Birzer has been a Managing  Director of TCA since 2002 and is also a
Partner with Fountain Capital.  Mr. Birzer is Chairman of the Board and Director
of TYG, TYY, TYN, TTO and two privately-held funds each managed by our Advisor.

     Mr. Birzer, who joined Fountain Capital in 1990, has 23 years of investment experience  including 20 years in  high-yield  securities.  Mr. Birzer began his career with Peat Marwick. His subsequent experience includes three years working as a Vice  President for F. Martin  Koenig & Co.,  focusing on equity and option investments,  and three  years at Drexel  Burnham  Lambert,  where he was a Vice
President in the  Corporate  Finance  Department.  Mr. Birzer  graduated  with a
Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business  Administration  degree from New York University.  He earned his CFA designation in 1988.

Zachary Hamel

     Zachary Hamel has been a Managing Director of our Advisor since 2002 and is also a Partner  with  Fountain  Capital.  Mr.  Hamel also  serves as Senior Vice
President of TYG, TYY, TYN,  TTO, and two  privately-held  funds each managed by our Advisor.

     Mr. Hamel joined Fountain Capital in 1997 and covered the energy, chemicals and utilities sectors. He earned his CFA designation in 1998.

Ken Malvey

     Ken  Malvey  has been a  Managing  Director  of TCA since  2002 and is also
Partner with Fountain  Capital.  Mr. Malvey also serves as Senior Vice President and Treasurer of TYG, TYY, TYN, TTO and two privately held funds each managed by our Advisor.

     Prior to  joining  Fountain  Capital in 2002,  Mr.  Malvey was one of three members  of  the  Global  Office  of  Investments  for  GE  Capital's  Employers
Reinsurance Corporation. Most recently, he was the Global Investment Risk Manger for a portfolio of approximately $24 billion of fixed-income,  public equity and alternative  investment assets. Before joining GE Capital in 1996, he was a Bank
Examiner and Regional  Capital Markets  Specialist with the FDIC for nine years.
Mr. Malvey  graduated  with a Bachelor of Science  degree in Finance from Winona
State University, Winona, Minn. He earned his CFA designation in 1996.

                                       45

Terry Matlack

     Terry  Matlack has been a Managing  Director of our Advisor  since 2002 and serves as Chief Financial Officer, Director and Assistant Treasurer of TYG, TYY,
TYN, TTO, and two privately-held funds each managed by our Advsior.

     From 2001 to 2002, Mr. Matlack was a full-time  Managing  Director at KCEP.
Prior to joining KCEP, Mr. Matlack was President of GreenStreet  Capital and its
affiliates in the  telecommunications  service  industry.  Mr.  Matlack has also
served  as  the   Executive   Vice   President   and  a  board  member  of  W.K.
Communications,   Inc.,  a  cable  television  acquisition  company,  and  Chief
Operating Officer of W.K. Cellular,  a cellular rural service area operator.  He earned his CFA designation in 1985.

David Schulte

     David  Schulte has been a Managing  Director of our Advisor  since 2002 and serves as Chief  Executive  Officer and  President  of TYG,  TYY,  TYN,  and two
privately-held  funds each managed by our Advisor and Chief Executive Officer of
TTO.

     Previously, Mr. Schulte was a full-time Managing Director at KCEP from 1993 to 2002, where he led private  financing for two growth MLPs. Mr. Schulte served on the Board of Directors of Inergy,  LP, a propane gas MLP,  from 2001 to 2004.
Before  joining  KCEP,  he spent  five  years  as an  investment  banker  at the predecessor  of  Oppenheimer  & Co.,  Inc. He is a certified  public  accountant
("CPA") and also earned his CFA designation in 1992.

    The following table provides information about the other accounts managed on a day-to-day  basis by each member of our Advisor's  investment  committee as of
May 31, 2007:

                                                                              Number of    Total Assets
                                                                              Accounts      of Accounts
                                                                 Total        Paying a       Paying a
                                                Number of      Assets of     Performance    Performance
                                                Accounts       Accounts          Fee            Fee
                                               ----------- ---------------- ------------ ----------------
H. Kevin Birzer
 Registered investment companies..............      3      $  2,573,548,763       0
 Other pooled investment vehicles.............      5      $    313,624,987       1       $  130,900,833
 Other accounts...............................    195      $  2,109,189,577       0

Zachary A. Hamel
 Registered investment companies..............      3      $  2,573,548,763       0
 Other pooled investment vehicles.............      5      $    313,624,987       1       $  130,900,833
 Other accounts...............................    195      $  2,109,189,577       0

Kenneth P. Malvey
 Registered investment companies..............      3      $  2,573,548,763       0
 Other pooled investment vehicles.............      5      $    313,624,987       1       $  130,900,833
 Other accounts...............................    195      $  2,109,189,577       0

Terry C. Matlack
 Registered investment companies..............      3      $  2,573,548,763       0
 Other pooled investment vehicles.............      1      $    130,900,833       1       $  130,900,833
 Other accounts...............................    175      $    243,122,513       0

David J. Schulte
 Registered investment companies..............      3      $  2,573,548,763       0
 Other pooled investment vehicles.............      1      $    130,900,833       1       $  130,900,833
 Other accounts...............................    175      $    243,122,513       0

     Messrs.  Birzer,  Hamel,  Malvey,  Matlack and Schulte will not receive any direct  compensation  from us or any other of the managed accounts  reflected in the table  above.  All such  accounts  are  managed by our  Advisor or  Fountain
Capital.  All  members  of our  Advisor's  investment  committee  are  full-time employees  of our  Advisor  and  receive a fixed  salary for the  services  they provide.  Each of Messrs.  Birzer,  Hamel,  Malvey,  Matlack  and Schulte own an
equity  interest in either  KCEP or  Fountain  Capital,  the two  entities  that control our Advisor,  and each thus benefits from increases in the net income of our Advisor.

                                       46

Conflicts of Interests

     Our  Advisor has a conflict of  interest  in  allocating  potentially  more favorable  investment  opportunities  to other  funds and  clients  that pay our
Advisor an incentive or  performance  fee.  Performance  and incentive fees also create the incentive to allocate  potentially  riskier,  but potentially  better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Advisor may also have an incentive to make investments in one fund,  having the effect of  increasing  the value of a security in the same issuer held by another fund,  which in turn may result in an incentive fee being paid to our  Advisor by that other fund.  Our  Advisor  has  written  allocation policies and procedures  that it will follow in addressing  any conflicts.  When two or more clients advised by our Advisor or its affiliates seek to purchase or sell the same  securities,  the  securities  actually  purchased or sold will be allocated  among the clients on a good faith  equitable  basis by our Advisor in its discretion and in accordance  with each client's  investment  objectives and our Advisor's  procedures.  In some cases,  this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in large volume transactions may produce better execution for us.

     Our Advisor  will  evaluate a variety of factors in  determining  whether a particular investment  opportunity or strategy is appropriate and feasible for a relevant client account at a particular time, including, but not limited to, the following:  (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account;  (iii) the availability of the opportunity  (i.e.,  size of obtainable  position);  (iv) the transaction  costs involved;  and (v) the  investment or regulatory  limitations  applicable to the particular  entity or  account.  Because  these  considerations  may differ when applied  to us  and  other  relevant  client  accounts  in  the  context  of any
particular  investment   opportunity,   our  investment  activities  may  differ
considerably from those of other clients of our Advisor.

     Situations  may  occur  when  we  could  be  disadvantaged  because  of the investment  activities  conducted  by our Advisor and its  affiliates  for their other  accounts.  Such  situations  may be based on,  among  other  things,  the following:  (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our or their position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position;
or (3) limits on co-investing  in private  placement  securities  under the 1940
Act. Our investment  opportunities may be limited by affiliations of our Advisor or its affiliates with power and energy companies.

     Under the 1940 Act, we and our affiliated companies are generally precluded from  co-investing  in negotiated  private  placements of securities.  Except as permitted by law, our Advisor will not  co-invest its other  clients'  assets in negotiated  private  transactions  in  which we  invest.  To the  extent  we are precluded  from  co-investing,  our Advisor  will  allocate  private  investment opportunities  among  its  clients,  including  but  not  limited  to us and our affiliated  companies,  based on  allocation  policies  that take  into  account several suitability factors,  including the size of the investment  opportunity, the amount each client has available for investment and the client's  investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

Investment Advisory Agreement

Management Services

     Pursuant to an investment advisory  agreement,  our Advisor will be subject to the overall supervision and review of our Board of Directors, will provide us
with   investment   research,   advice  and  supervision  and  will  furnish  us
continuously  with  an  investment  program,   consistent  with  our  investment
objectives  and  strategies.  Our Advisor also will  determine from time to time what  securities we purchase,  what  securities  will be held or sold,  and what portions  of  our  assets  will  be  held  uninvested  as  cash,  short-duration securities  or in other  liquid  assets,  will  maintain  books and records with respect to all of our transactions, and will report to our Board of Directors on our investments and performance.

     Our Advisor's  services to us under the investment  advisory agreement will not be  exclusive,  and our  Advisor  is free to  furnish  the  same or  similar services to other entities, including businesses that may directly or indirectly compete with us, so long as our Advisor's services to us are not impaired by the provision of such services to others.

Management Fee

     For the services,  payments and  facilities to be furnished by our Advisor, we will pay our Advisor annual compensation in an amount determined by reference to the average monthly value of our "Managed Assets." "Managed Assets" means our total assets  (including  any assets  attributable  to any leverage  that may be outstanding) minus the sum of accrued  liabilities (other than debt

                                       47

representing  financial leverage and the aggregate liquidation preference of any outstanding preferred shares).  Accrued liabilities are expenses incurred in the normal course of our operations.  The compensation owed to our Advisor following each calendar  quarter will be determined by  multiplying  the Managed Assets by
0.25% (to provide an annualized fee of 1%). Such compensation will be calculated and  accrued  daily and paid  quarterly  within five (5) days of the end of each calendar quarter.

     If the investment  advisory agreement is initiated or terminated during any month,  the fee for that month will be reduced  proportionately  on the basis of the number of calendar  days during which the agreement is in effect and the fee will be computed  based on the average  Managed Assets for the business days the agreement is in effect for that month.

Payment of Our Expenses

     We will bear all  expenses  not  specifically  assumed by our  Advisor  and incurred  in our  operations,  and we will  bear  the  expenses  related  to our formation and this offering.  The  compensation  and allocable  routine overhead expenses of all investment  professionals of our Advisor and its staff, when and to the extent  engaged in providing us  investment  advisory  services,  will be provided and paid for by our Advisor and not us. The  compensation  and expenses borne by us include, but are not limited to, the following:

     •    other than as provided in the paragraph above, expenses of maintaining and continuing our existence and related overhead,  including,  to the extent such  services  are provided by personnel of our Advisor or its affiliates,  office space and facilities  and personnel  compensation, training and benefits,

     •    commissions,  spreads,  fees and  other  expenses  connected  with the
          acquisition,   holding  and   disposition   of  securities  and  other
          investments,  including  placement and similar fees in connection with direct placements entered into on our behalf,

     •    auditing, accounting, tax and legal services expenses,

     •    taxes and interest,

     •    governmental fees,

     •    expenses of listing our shares with a stock exchange,  and expenses of the issue, sale, repurchase and redemption (if any) of our securities,

     •    expenses of registering  and  qualifying us and our  securities  under federal  and  state  securities  laws  and  of  preparing  and  filing registration statements and amendments for such purposes,

     •    expenses  of  communicating  with   stockholders,   including  website
          expenses and the  expenses of  preparing,  printing and mailing  press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor,

     •    expenses of reports to governmental officers and commissions,

     •    insurance expenses,

     •    association membership dues,

     •    fees,  expenses and  disbursements of custodians and subcustodians for all services to us  (including,  without  limitation.  safekeeping  of funds,  securities and other investments,  keeping of books,  accounts and records, and determination of net asset values),

     •    fees,  expenses and  disbursements  of transfer  agents,  dividend and interest paying agents,  stockholder servicing agents,  registrars and administrator for all services to us,

     •    compensation  and expenses of our directors who are not members of our
          Advisor's organization,

     •    pricing,   valuation  and  other  consulting  or  analytical  services
          employed  in  considering   and  valuing  our  actual  or  prospective
          investments,

                                       48

     •    all  expenses  incurred  in  leveraging  our assets  through a line of credit or other  indebtedness  or issuing  and  maintaining  preferred shares or notes,

     •    all expenses  incurred in  connection  with our  organization  and the offering of our common shares, including this offering, and

     •    such non-recurring items as may arise,  including expenses incurred in litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

Duration and Termination

     The investment advisory agreement was approved by our Board of Directors on
July 9, 2007. The investment  advisory agreement will become effective as of the close of this  offering,  or such  later  date as  stockholder  approval  of the agreement is obtained.  Unless  terminated  earlier as described  below, it will continue  in effect for a period of two years from the  effective  date and will remain in effect from year to year thereafter if approved  annually by our Board of  Directors  or by the  affirmative  vote of the  holders of a majority of our outstanding voting securities,  and, in either case, upon approval by a majority of our directors  who are not  interested  persons or parties to the  investment
advisory  agreement.   The  investment  advisory  agreement  will  automatically
terminate in the event of its assignment.  The investment advisory agreement may be terminated by us without  penalty upon not more than 60 days' written  notice to our Advisor.  The investment advisory agreement may also be terminated by our
Advisor without penalty upon not less than 60 days' written notice to us.

Liability of Advisor

     The  investment  advisory  agreement  provides that our Advisor will not be liable  to us in any  way for  any  default,  failure  or  defect  in any of the securities  comprising  our  portfolio  if it has  satisfied  the duties and the standard  of care,  diligence  and skill set  forth in the  investment  advisory agreement.  However,  our  Advisor  will be liable  to us for any loss,  damage, claim, cost, charge,  expense or liability  resulting from our Advisor's willful misconduct,  bad faith or gross  negligence  or  disregard by our Advisor of its duties or  standard  of care,  diligence  and skill set forth in the  investment advisory agreement or a material breach or default of our Advisor's  obligations under that agreement.

Board Approval of the Investment Advisory Agreement

     Our Board of Directors,  including a majority of the Independent Directors, reviewed and  approved the  investment  advisory  agreement on July 9, 2007.  In considering  the approval of the  investment  advisory  agreement,  our Board of
Directors  evaluated  information  provided by our Advisor and its legal counsel and considered various factors, including the following:

     •    Services.  Our Board of  Directors  reviewed  the  nature,  extent and
          quality  of  the  investment  advisory  and  administrative   services
          proposed to be provided to us by our Advisor and found them sufficient to encompass the range of services necessary for our operation.

     •    Comparison  of Management  Fee to Other Firms.  Our Board of Directors
          reviewed  and  considered,  to  the  extent  publicly  available,  the management  fee  arrangements  of  various  groups of  companies  with
          business  models  that  are  similar  to  different   aspects  of  our
          investment strategy.

     •    Experience of Management  Team and  Personnel.  Our Board of Directors
          considered  the  extensive  experience of the members of our Advisor's investment committee with respect to the specific types of investments we propose to make and their past  experience  with  similar  kinds of investments.  Our Board of Directors discussed numerous aspects of our investment strategy with members of our Advisor's investment committee and also  considered  the potential  flow of investment  opportunities resulting from the numerous  relationships of our Advisor's investment
          committee  and   investment   professionals   within  the   investment
          community.

     •    Provisions of Investment  Advisory  Agreement.  Our Board of Directors
          considered  the  extent  to which  the  provisions  of the  investment
          advisory   agreement  were  comparable  to  the  investment   advisory
          agreements of various  groups of companies  with business  models that are similar to different aspects of our investment strategy, including peer group companies,  and concluded that its terms were  satisfactory and in line with market  norms.  In  addition,  our Board of

                                       49

          Directors  concluded  that  the  services  to be  provided  under  the investment  advisory  agreement  were  reasonably  necessary  for  our operations,  the  services to be  provided  were at least equal to the nature and quality of those provided by others,  and the payment terms were fair and reasonable in light of usual and customary charges.

     •    Payment of Expenses.  Our Board of Directors  considered the manner in which our Advisor would be reimbursed for its expenses at cost and the other  expenses for which it would be reimbursed  under the investment
          advisory  agreement.   Our  Board  of  Directors  discussed  how  this
          structure was  comparable to that of various  groups of companies with
          business  models  that  are  similar  to  different   aspects  of  our
          investment strategy.

     Based on the information  reviewed and the discussions among the members of our Board of Directors, our Board of Directors, including all of our Independent
Directors,  approved the  investment  advisory  agreement and concluded that the management  fee to be paid to our  Advisor  was  reasonable  in  relation to the services to be provided.

License Agreement

     Pursuant to the investment advisory agreement, our Advisor has consented to our use on a  non-exclusive,  royalty-free  basis, of the name "Tortoise" in our name. We will have the right to use the  "Tortoise"  name so long as our Advisor or one of its approved  affiliates  remains our investment  advisor.  Other than with  respect  to this  limited  right,  we  will  have no  legal  right  to the
"Tortoise"  name. This right will remain in effect for so long as the investment advisory  agreement  with  our  Advisor  is in  effect  and  will  automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.

                                       50

                                 NET ASSET VALUE

     We will  determine  the NAV of our common  shares on a monthly basis and at such other times as our Board of Directors may  determine.  We will make our NAV available  for  publication  monthly.  The NAV per common  share  equals our NAV divided by the number of outstanding  common shares. Our NAV equals the value of our total assets (the value of the  securities  held plus cash or other  assets, including  interest  accrued  but  not  yet  received)  less:  (i)  all  of  our
liabilities   (including  accrued  expenses  and  current  income  taxes);  (ii)
accumulated and unpaid dividends on any outstanding  preferred stock;  (iii) the aggregate  liquidation  preference  of any  outstanding  preferred  stock;  (iv)
accrued and unpaid interest  payments on any outstanding  indebtedness;  (v) the aggregate  principal  amount  of any  outstanding  indebtedness;  and  (vi)  any distributions payable on our common stock.

Valuation Methodology -- Public Finance

     Our  process  for  determining  the  market  price  of  a  publicly  traded investment will be as follows. For equity securities,  we will first use readily available  market  quotations  and  will  obtain  direct  written  broker-dealer quotations  if a security  is not traded on an exchange  or  quotations  are not available from an approved pricing service. For fixed-income securities, we will use readily  available market  quotations based upon the last updated sale price or  market  value  from a  pricing  service  or by  obtaining  a direct  written broker-dealer  quotation from a dealer who has made a market in the security. If no sales are reported on any national  securities  exchange or  over-the-counter market,  we will use the calculated  mean based on bid and asked prices obtained from the primary national securities exchange or over-the-counter  market. Other assets will be valued at market value pursuant to written  valuation  procedures adopted by our Board of Directors.

Valuation Methodology -- Private Finance

     We may invest a substantial  portion of our assets in securities  for which there generally will not be a readily  available  market price.  Therefore,  our
Board of  Directors  may value  these  investments  at fair value in good faith.
There is no single  standard  for  determining  fair value in good  faith.  As a result, determining fair value requires that judgment be applied to the specific facts and  circumstances  of each  investment  while  employing  a  consistently applied valuation  process.  Many of our investments may generally be subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we will make and the nature of our business, our valuation  process will require an analysis of various  factors.  Our fair value methodology  includes the  examination  of, among other things,  the  underlying investment  performance,  financial  condition,  and market changing events that impact  valuation.  We intend to determine fair value to be the amount for which an  investment  could be exchanged in an orderly  disposition  over a reasonable period of time between  willing  parties  other than in a forced or  liquidation sale.

     The process we will follow in valuing an investment is set forth below:

     •    Investment Team Valuation. Each investment will initially be valued by the  investment  professionals  of our  Advisor  responsible  for  the investment.  As a part of this  process,  materials  will be  prepared containing their supporting analysis.

     •    Investment  Committee  Valuation.  The  investment  committee  of  our
          Advisor will review the investment team valuation report and determine valuations to be considered by our Board of Directors.

     •    Independent Valuation Firm Activity. Our Board of Directors intends to retain an independent valuation firm to review, as requested from time to time by the independent directors, the valuation report provided by our Advisor's investment committee and to provide valuation assistance to our Board in our Board's determination as to whether the valuations are unreasonable.  The independent  valuation firm will only assess if our Advisor's investment  committee's  determination of the fair value of the  investments  does not appear to be  unreasonable.  The limited procedures that our Board of Directors  intends to ask the independent valuation firm to perform do not involve an audit, review, compilation or any  other  form of  examination  or  attestation  under  generally accepted auditing standards.

     •    Final  Valuation  Determination.  Our Board of Directors will consider
          the   investment    committee    valuations,    including   supporting
          documentation,  and the analysis of the independent valuation firm, if applicable,  and a number of other factors in making its determination as to the  fair  value of each  investment  in our  portfolio  in good faith.

     Our  Board  of  Directors,  and  not the  independent  valuation  firm,  is ultimately responsible for determining the fair value of the investments in good faith.  The  independent  valuation firm will not be responsible for determining the fair value of any  individual  investment or portfolio of  investments.  The limited  procedures  performed  by  the  independent  valuation  firm,  will  be supplementary  to

                                       51

the  inquiries  and  procedures  that our  Board of  Directors  is  required  to undertake in determining the fair value of the investments in good faith.

     Because  of the  inherent  uncertainty  in  determining  the fair  value of investments that do not have a readily available market value, the fair value of our  investments  determined  in good  faith by our  Board of  Directors  may be materially  different  from the  values  that  would  have been used had a ready market  existed  for  the  investments.  Determination  of fair  value  involves subjective judgments and estimates not susceptible to substantiation by auditing procedures.  Accordingly,  under current  auditing  standards,  the notes to our financial  statements will refer to the uncertainty with respect to the possible effect of such valuations,  and any change in such valuations,  on our financial statements.

                                       52

                                  DISTRIBUTIONS

     Commencing  with our initial  dividend,  we intend to make regular  monthly cash  distributions of all or a portion of our investment company taxable income to common stockholders.  Investment company taxable income includes, among other items,  dividends,  interest and the excess of any net short-term  capital gain, reduced by deductible expenses. For federal income tax purposes, we are required to distribute  substantially  all of our net investment income each year both to reduce our federal income tax liability and to avoid a potential  excise tax. If our  ability  to make  distributions  on our  common  shares  is  limited,  such limitations could, under certain  circumstances,  impair our ability to maintain our qualification  for taxation as a RIC, which would have adverse  consequences for our stockholders.  See "Certain U.S. Federal Income Tax  Considerations." We
intend to pay common  stockholders at least annually all or substantially all of our investment company taxable income.

     Various factors will affect the level of our income,  such as our asset mix and our use of hedging. To permit us to maintain a more stable distribution,  we may from time to time distribute less than the entire amount of income earned in a particular period.  The undistributed  income would be available to supplement future  distributions.  As a  result,  the  distributions  paid  by us  for  any particular  period may be more or less than the amount of income actually earned by us  during  that  period.  Undistributed  income  will  add to our  NAV  and, correspondingly,  distributions from  undistributed  income will deduct from our
NAV. If a stockholder's  common shares are registered directly with us or with a brokerage firm that participates in our Automatic  Dividend  Reinvestment  Plan, distributions will be automatically  reinvested in additional common stock under the Automatic Dividend  Reinvestment Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. See "Dividend Reinvestment Plan."

                                       53

                           DIVIDEND REINVESTMENT PLAN

     If a  stockholder's  shares  are  registered  directly  with  us or  with a brokerage firm that  participates in our Automatic  Dividend  Reinvestment  Plan
("Plan") through the facilities of the Depository Trust Company ("DTC") and such stockholder's account is coded dividend reinvestment by such brokerage firm, all distributions are  automatically  reinvested for stockholders by the Plan Agent, in  additional  common  shares  (unless a  stockholder  is  ineligible or elects otherwise).  If a stockholder's shares are registered with a brokerage firm that participates  in the Plan through the facilities of DTC, but such  stockholder's account  is not  coded  dividend  reinvestment  by such  brokerage  firm or if a stockholder's  shares  are  registered  with a  brokerage  firm  that  does  not participate in the Plan through the  facilities of DTC, a stockholder  will need to ask their investment  executive to determine what arrangements can be made to set up their  account to  participate  in the Plan.  In either case,  until such arrangements are made, a stockholder will receive distributions in cash.

     Stockholders  who elect not to  participate  in the Plan will  receive  all distributions  payable in cash paid by check mailed  directly to the stockholder of record (or, if the shares are held in street or other nominee  name,  then to such  nominee)  by , as  dividend  paying  agent.  Participation  in the Plan is completely  voluntary  and may be  terminated  or  resumed  at any time  without penalty by giving  notice in writing  to, or by calling,  the Plan  Agent;  such termination  will be  effective  with respect to a  particular  distribution  if notice is received prior to the record date for the next dividend.

     Whenever we declare a  distribution  payable  either in common shares or in cash,  non-participants  in the Plan will receive cash, and  participants in the
Plan will receive the equivalent in common shares.

     We will use  primarily  newly-issued  common  shares to implement the Plan, whether our shares are trading at a premium or at a discount to net asset value.
However,  we reserve the right to instruct the Plan Agent to purchase  shares in the open-market in connection with its obligations under the Plan. The number of shares to be issued to a  stockholder  shall be determined by dividing the total dollar  amount of the  distribution  payable to such  stockholder  by the market price per share of our common  stock at the close of regular  trading on the New
York Stock Exchange ("NYSE") on the distribution  payment date. Market price per share on that date shall be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices.  If distributions are reinvested in shares purchased on the open market, then the number of shares  received  by a  stockholder  shall be  determined  by dividing the total dollar amount of the distribution payable to such stockholder by the weighted  average price per share  (including  brokerage  commissions and other  related  costs)  for  all  shares  purchased  by the  Plan  Agent  on the open-market in connection with such distribution.

     The  Plan  Agent  maintains  all  stockholders'  accounts  in the  Plan and furnishes  written  confirmation of each acquisition made for the  participant's account  as soon as  practicable,  but in no event  later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the
Plan  Agent in  non-certificated  form in the Plan  Agent's  name or that of its nominee,  and each  stockholder's  proxy will include those shares  purchased or
received   pursuant  to  the  Plan.  The  Plan  Agent  will  forward  all  proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the  participants  then with  respect to any  proxies  not  returned  by such  participant,  in the same proportion as the Plan Agent votes the proxies returned by the participants.

     There will be no brokerage  charges with respect to shares issued  directly by us as a result of distributions payable either in shares or in cash. However, each  participant  will pay a pro rata share of brokerage  commissions  incurred with respect to the Plan Agent's  open-market  purchases in connection  with the reinvestment of distributions.  If the participant elects to have the Plan Agent sell  part or all of his or her  common  shares  and remit  the  proceeds,  such participant  will be charged his or her pro rate share of brokerage  commissions on the shares sold plus a $15.00 transaction fee. The automatic  reinvestment of distributions  will not  relieve  participants  of any  federal,  state or local
income  tax  that  may  be  payable  (or   required  to  be  withheld)  on  such
distributions. See "Certain U.S. Federal Income Tax Considerations."

     Experience  under  the  Plan  may  indicate  that  changes  are  desirable.
Accordingly,  we  reserve  the  right to amend or  terminate  the Plan if in the judgment of the Board of Directors  such a change is warranted.  The Plan may be terminated  by the Plan  Agent  or us upon  notice  in  writing  mailed  to each participant  at least 60 days prior to the  effective  date of the  termination.
Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each  participant  under the Plan and cash adjustment  for any fraction of a common share at the then current  market value of the common shares to be delivered to him or her. If preferred,  a participant may request  the sale of all of the common  shares held by the Plan Agent in his or her Plan account in order to  terminate  participation  in the Plan.  If such participant  elects in advance of such  termination  to have the Plan Agent sell part or all of his or her shares,  the Plan Agent is  authorized  to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for

                                       54

the transaction. If a participant has terminated his or her participation in the
Plan but  continues to have common  shares  registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the
Plan Agent or us at any time,  except when  necessary or  appropriate  to comply with applicable law or the rules or policies of the SEC or any other  regulatory authority,  only by mailing to each  participant  appropriate  written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless,  prior to the effective date thereof, the Plan Agent receives notice of the termination of the  participant's  account under the Plan.  Any such amendment may include an appointment by the Plan Agent of a  successor  Plan  Agent,  subject  to the  prior  written  approval  of the successor Plan Agent by us.

     All correspondence concerning the Plan should be directed to      .

                                       55

                          DESCRIPTION OF CAPITAL STOCK

     We are authorized to issue up to 100,000,000 shares of common stock, $0.001 par value per share, and up to 10,000,000 shares of preferred stock,  $0.001 par value per share.  Upon  completion of this offering,  we will have of our common shares issued and outstanding. Our Board of Directors may, without any action by our  stockholders,  amend our Charter  from time to time to increase or decrease the aggregate  number of shares of stock or the number of shares of stock of any class or series  that we have  authority  to issue.  In  addition,  our  Charter authorizes our Board of Directors,  without any action by our  stockholders,  to classify and  reclassify  any unissued  common shares and preferred  shares into other  classes or series of stock from time to time by setting or  changing  the
preferences,   conversion  or  other  rights,   voting   powers,   restrictions,
limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series.  Although there is no present intention  of doing so, we could  issue a class or  series of stock  that  could delay,  defer or  prevent  a  transaction  or a change  in  control  that  might otherwise  be in our  stockholders'  best  interests.  Under  Maryland  law, our stockholders are generally not liable for our debts or obligations.

     The following  table provides  information  about our  outstanding  capital stock upon completion of this offering (assuming the underwriter's overallotment option is not exercised):

                                                Number of Shares
                                Number of          Held by the        Number of
                                 Shares          Company or for        Shares
Title of Class                 Authorized          its Account       Outstanding
--------------                ------------      ----------------     -----------

Common Stock.................  100,000,000             0
Preferred Stock..............   10,000,000             0                  0

Common Shares

     All common shares offered by this prospectus will be duly authorized, fully paid and nonassessable.  Our stockholders are entitled to receive  distributions if and when  authorized  by our Board of  Directors  and  declared  by us out of assets legally available for the payment of distributions.  Our stockholders are also entitled to share ratably in the assets legally  available for distribution to our  stockholders  in the event of  liquidation,  dissolution  or winding up, after  payment of or adequate  provision  for all known  debts and  liabilities.
These rights are subject to the preferential rights of any other class or series of our capital stock.

     In the event that we have preferred shares  outstanding,  and so long as we remain  subject  to the 1940  Act,  holders  of our  common  shares  will not be entitled to receive any net income of, or other  distributions  from,  us unless all  accumulated  dividends  on  preferred  shares  have been paid and the asset coverage (as defined in the 1940 Act) with  respect to preferred  shares and any outstanding debt is at least 200% after giving effect to such distributions.

     Each  outstanding  common  share  entitles  the  holder  to one vote on all matters  submitted  to a vote of our  stockholders,  including  the  election of directors. The presence of the holders of shares of our stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of our stockholders.  Our Charter provides that, except as otherwise provided in our  Bylaws,  each  director  shall be  elected by the  affirmative  vote of the holders of a majority of the shares of stock  outstanding  and  entitled to vote thereon.  Our Bylaws  provide that each director shall be elected by a plurality of all the votes cast at a meeting of  stockholders  duly  called and at which a quorum is present.  There is no cumulative  voting in the election of directors.
Consequently,  at each  annual  meeting of our  stockholders,  the  holders of a majority of the  outstanding  shares of capital  stock  entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting.  Pursuant to our Charter and Bylaws, our Board of Directors may
amend the Bylaws to alter the vote required to elect directors.

     Holders of our common  shares  have no  preference,  conversion,  exchange, sinking fund,  redemption or appraisal  rights and have no preemptive  rights to subscribe  for any of our  securities.  All of our common shares will have equal dividend, liquidation and other rights.

Preferred Shares

     We may,  but are not required to,  issue  preferred  shares.  As long as we remain  subject to the 1940 Act at the time of a preferred  share  offering,  we will be subject to the 1940 Act restriction  that currently limits the aggregate liquidation preference of all outstanding preferred stock to 50% of the value of our total  assets less our  liabilities  and  indebtedness.  We also believe the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

                                       56

     As long as we are  subject to the 1940 Act,  the  holders of any  preferred shares,  voting  separately as a single  class,  will have the right to elect at least  two  members  of our  Board of  Directors  at all  times.  The  remaining directors  will be  elected by holders  of common  shares and  preferred  stock, voting together as a single class. In addition,  subject to the prior rights, if any,  of the holders of any other class of senior  securities  outstanding,  the holders of any  preferred  stock will have the right to elect a majority  of the directors at any time accumulated dividends on any preferred stock have not been paid for at least two years. The 1940 Act also requires that, in addition to any approval by stockholders  that might otherwise be required,  the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class,  would  be  required  to  adopt  any plan of  reorganization  that  would adversely affect the preferred stock. See "Certain Provisions of Our Charter and
Bylaws and the Maryland  General  Corporation  Law." As a result of these voting rights,  our ability to take any such  actions may be impeded to the extent that any of our preferred shares are outstanding.

     The  affirmative  vote of the  holders  of a  majority  of the  outstanding preferred shares,  voting as a separate class, will be required to amend,  alter or repeal  any of the  preferences,  rights or powers of  holders  of  preferred shares so as to affect  materially  and adversely  such  preferences,  rights or powers.  The class vote of holders of preferred  shares  described above will in each case be in addition to any other vote  required to authorize  the action in question.

     The terms of the preferred shares, if issued,  are expected to provide that
(i) they are  redeemable in whole or in part at the original  purchase price per share plus accrued dividends per share, (ii) we may tender for or repurchase our preferred shares and (iii) we may subsequently resell any shares so tendered for or repurchased  by us. Any  redemption or purchase of our preferred  shares will reduce the leverage  applicable  to our common  shares,  while any resale of our preferred shares will increase that leverage.

     The  discussion  above  describes  the possible  offering of our  preferred shares.  If our Board of Directors  determines to proceed with such an offering, the terms of our  preferred  shares may be the same as, or different  from,  the terms described above,  subject to applicable law and our Charter.  Our Board of
Directors,  without  the  approval  of the  holders  of our common  shares,  may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of our preferred shares to be offered.

     The  information  contained under this heading is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

                                       57

                CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS AND
                      THE MARYLAND GENERAL CORPORATION LAW

     The following  description of certain  provisions of our Charter and Bylaws is only a summary. For a complete  description,  please refer to our Charter and
Bylaws that have been filed as exhibits to our registration statement.

     Our  Charter  and Bylaws  include  provisions  that could  delay,  defer or prevent other  entities or persons from  acquiring  control of us, causing us to engage in certain transactions or modifying our structure. These provisions, all of which are summarized  below, may be regarded as  "anti-takeover"  provisions.
Such provisions could limit the ability of our stockholders to sell their shares at a premium over the  then-current  market prices by discouraging a third party from seeking to obtain  control of us. In addition to these  provisions,  we are incorporated  in Maryland  and  therefore  expect to be subject to the  Maryland
Control  Share  Acquisition  Act and the Maryland  General  Corporation  Law. In
addition,  certain  provisions  of the 1940 Act may serve to  discourage a third party from seeking to obtain control of us.

Number and Classification of our Board of Directors; Election of Directors

     Our  Charter  and  Bylaws  provide  that the  number  of  directors  may be established only by our Board of Directors  pursuant to the Bylaws,  but may not be less than one. Our Bylaws  provide  that the number of  directors  may not be greater than nine.  Pursuant to our  Charter,  our Board of Directors is divided into three  classes:  Class I, Class II and Class III. The term of each class of directors  expires in a different  successive year. Upon the expiration of their term,  directors  of each class are  elected to serve for  three-year  terms and until their successors are duly elected and qualified. Each year, only one class of directors  will be elected by the  stockholders.  The  classification  of our
Board of Directors  should help to assure the  continuity  and  stability of our strategies and policies as determined by our Board of Directors.

     Our  classified  board could have the effect of making the  replacement  of incumbent  directors  more  time-consuming  and  difficult.  At least two annual meetings of our  stockholders,  instead of one,  will  generally  be required to
effect  a  change  in  a  majority  of  our  Board  of  Directors.   Thus,   the
classification  of our Board of Directors  could  increase the  likelihood  that incumbent  directors will retain their positions and may delay, defer or prevent a change in control of our Board of  Directors,  even though a change in control might be in the best interests of our stockholders.

Vacancies on Board of Directors; Removal of Directors

     Our Charter provides that we have elected to be subject to the provision of
Subtitle 8 of Title 3 of the Maryland  General  Corporation  Law  regarding  the filling of vacancies on our Board of  Directors.  Accordingly,  except as may be provided by our Board of  Directors  in setting the terms of any class or series of preferred  shares,  any and all  vacancies  on our Board of Directors  may be filled only by the affirmative vote of a majority of the remaining  directors in office,  even if the  remaining  directors do not  constitute a quorum,  and any director  elected to fill a vacancy  shall serve for the  remainder  of the full term of the  directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

     The Charter provides that,  subject to the rights of holders of one or more classes of our  preferred  stock,  a director  may be removed only for cause and only by the affirmative  vote of at least two-thirds of the votes entitled to be cast in the election of our  directors.  This  provision,  when coupled with the provisions  in our Charter and Bylaws  regarding the filling of vacancies on our
Board  of  Directors,   precludes  our  stockholders  from  removing   incumbent
directors,  except for cause and by a substantial  affirmative vote, and filling the vacancies created by the removal with nominees of our stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

     Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter,  merge,  sell all or substantially  all of its assets,  engage in a share exchange or engage in similar  transactions outside the ordinary course of business,  unless approved by the affirmative  vote of stockholders  entitled to cast at  least  two-thirds  of the  votes  entitled  to be  cast on the  matter.
However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.  Our Charter generally  provides for approval of  Charter  amendments  and  extraordinary  transactions  by  the  stockholders entitled  to cast at least a majority  of the votes  entitled  to be cast on the matter.

     Our Charter and Bylaws  provide that the Board of  Directors  will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

                                       58

Advance Notice of Director Nominations and New Business

     Our  Bylaws  provide  that  with  respect  to  an  annual  meeting  of  our stockholders,  nominations of persons for election to our Board of Directors and the proposal of business to be considered by our  stockholders  may be made only
(i)  pursuant to our notice of the meeting,  (ii) by or at the  direction of our
Board of  Directors  or (iii) by a  stockholder  who is  entitled to vote at the meeting and who has complied with the advance  notice  procedures of our Bylaws.
With  respect  to  special  meetings  of our  stockholders,  only  the  business specified  in our  notice of the  meeting  may be brought  before  the  meeting.
Nominations  of persons  for  election  to our Board of  Directors  at a special meeting may be made only (i) pursuant to our notice of the  meeting,  (ii) by or at the  direction of our Board of Directors,  or (iii) by a  stockholder  who is entitled  to vote at the meeting and who has  complied  with the advance  notice provisions of our Bylaws,  provided  that our Board of Directors has  determined that directors will be elected at such special meeting.

Limitation of Liability of Directors and Officers; Indemnification and
Advancement of Expenses

     Maryland  law  permits a Maryland  corporation  to include in its charter a
provision   limiting  the  liability  of  its  directors  and  officers  to  the corporation  and  its  stockholders  for  money  damages  except  for  liability resulting  from (i) actual  receipt of an  improper  benefit or profit in money, property or services or (ii) active and deliberate  dishonesty  established by a final  judgment as being material to the cause of action.  Our Charter  contains such a provision  which  eliminates  directors'  and officers'  liability to the maximum extent  permitted by Maryland law,  subject to the  requirements  of the
1940 Act.

     Our  Charter  authorizes  us, and our Bylaws  obligate  us, to the  maximum extent  permitted  by Maryland law and subject to the  requirements  of the 1940
Act, to indemnify  any present or former  director or officer or any  individual who,  while a  director  or  officer  and at our  request,  serves or has served another corporation,  real estate investment trust, partnership,  joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the  proceeding by reason of his or her service in any such  capacity from and against any claim or  liability  to which that person may become  subject or which that person may incur  by  reason  of his or her  service  in any  such  capacity  and to pay or reimburse  their  reasonable  expenses  in  advance  of final  disposition  of a
proceeding.   Our  obligation  to  indemnify  any  director,  officer  or  other individual,  however,  is limited  by the 1940 Act and  Investment  Company  Act
Release No. 11330, which, among other things,  prohibit us from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless  disregard of applicable  obligations  and duties of the  directors, officers or other  individuals  and require us to set forth  reasonable and fair means for determining whether indemnification shall be made.

     Maryland law requires a corporation (unless its charter provides otherwise, which our  Charter  does not) to  indemnify  a director  or officer who has been successful  in the  defense  of any  proceeding  to which he or she is made,  or threatened to be made, a party by reason of his or her service in that capacity.
Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable  expenses actually incurred by them in connection with any proceeding to which they may be made,  or threatened to be made, a party by reason of their service in those or other  capacities  unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the  proceeding  and (1) was  committed  in bad  faith or (2) was the  result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any  criminal  proceeding,  the director or officer had  reasonable  cause to believe that the act or omission was unlawful.  However,  under  Maryland law, a
Maryland  corporation may not indemnify for an adverse  judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation  to advance  reasonable  expenses to a director or officer  upon the corporation's receipt of (i) a written affirmation by the director or officer of his or her good  faith  belief  that he or she has met the  standard  of conduct necessary for  indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or  reimbursed by the corporation if it is ultimately  determined that the standard of conduct was not met.

     These  provisions do not limit or eliminate our rights or the rights of any of our  stockholders  to  seek  nonmonetary  relief  such  as an  injunction  or rescission  in the event any of our  directors  or officers  breaches his or her duties.  These  provisions  will not alter the  liability  of our  directors  or officers under federal securities laws.

Control Share Acquisitions

     We are covered by the Maryland Control Share  Acquisition Act (the "Control
Share  Act"),  which  provides  that  control  shares of a Maryland  corporation acquired in a control  share  acquisition  have no voting  rights  except to the extent  approved by a vote of two-

                                       59

thirds of the  votes  entitled  to be cast on the  matter.  Shares  owned by the acquirer,  and by officers or by directors who are employees of the  corporation are  excluded  from shares  entitled to vote on the matter.  Control  shares are voting shares of stock that, if aggregated  with all other shares of stock owned by the  acquirer  or in respect of which the  acquirer  is able to  exercise  or direct the  exercise  of voting  power  (except  solely by virtue of a revocable proxy),  would  entitle  the  acquirer  to  exercise  voting  power in  electing directors within one of the following ranges of voting power:

     •    one-tenth or more but less than one-third;

     •    one-third or more but less than a majority; or

     •    a majority or more of all voting power.

     The requisite  stockholder  approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring  person is then entitled to vote as a result of having previously  obtained  stockholder  approval.  A control share acquisition means the acquisition of control shares, subject to certain exceptions.

     A person who has made or proposes to make a control share  acquisition  may compel the board of directors of the  corporation  to call a special  meeting of stockholders  to be held within 50 days of demand to consider the voting  rights of the shares.  The right to compel the calling of a special  meeting is subject to the satisfaction of certain  conditions,  including an undertaking to pay the expenses of the meeting.  If no request for a meeting is made,  the  corporation may present the question at any stockholders meeting.

     If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute,  then the  corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right to repurchase control shares is subject to certain conditions and limitations. Fair value is  determined,  without  regard to the  absence of voting  rights for the control  shares,  as of the date of the last control  share  acquisition  by the acquirer or of any  meeting of  stockholders  at which the voting  rights of the shares are considered and not approved.  If voting rights for control shares are approved at a stockholders  meeting and the acquirer  becomes entitled to vote a majority of the shares  entitled to vote,  all other  stockholders  may exercise appraisal  rights.  The fair value of the shares as  determined  for purposes of appraisal  rights may not be less than the  highest  price per share paid by the acquirer in the control share acquisition.

     The  Control  Share Act does not apply (i) to shares  acquired in a merger, consolidation  or share exchange if we are a party to the transaction or (ii) to acquisitions approved or exempted by our Charter or Bylaws.

     Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision  will not be otherwise  amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share
Act  only if our  Board  of  Directors  determines  that it would be in our best interests and if the staff of the SEC does not object to our determination  that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

     We are covered by the  Maryland  Business  Combination  Act (the  "Business
Combination  Act"),  which  provides  that  "business  combinations"  between  a
Maryland  corporation  and  an  interested  stockholder  or an  affiliate  of an interested  stockholder are prohibited for five years after the most recent date on which the interested  stockholder  becomes an interested  stockholder.  These business  combinations  include a merger,  consolidation,  share exchange or, in circumstances  specified  in the  statute,  an asset  transfer  or  issuance  or reclassification of equity securities. An interested stockholder is defined as:

     •    any person who  beneficially  owns 10% or more of the voting  power of the corporation's shares; or

     •    an affiliate or associate of the  corporation  who, at any time within the two-year period prior to the date in question,  was the beneficial owner  of 10% or  more of the  voting  power  of the  then-outstanding voting stock of the corporation.

     A person is not an interested  stockholder  under this statute if the board of  directors  approved in advance  the  transaction  by which such  stockholder otherwise would have become an interested  stockholder.  However, in approving a transaction,  the board of directors may provide that its approval is subject to compliance,  at or after the time of  approval,  with any  terms and  conditions determined by the board of directors.

                                       60

     After the  five-year  prohibition,  any  business  combination  between the
Maryland corporation and an interested stockholder generally must be recommended by the board of directors  of the  corporation  and approved by the  affirmative vote of at least:

     •    80% of the votes entitled to be cast by holders of outstanding  shares of voting stock of the corporation; and

     •    two-thirds of the votes entitled to be cast by holders of voting stock
          of  the   corporation   other  than  shares  held  by  the  interested
          stockholder with whom or with whose affiliate the business combination is to be  effected  or  held  by an  affiliate  or  associate  of  the interested stockholder.

     These  super-majority  vote  requirements do not apply if the corporation's common stockholders  receive a minimum price, as defined under Maryland law, for their  shares  in the form of cash or other  consideration  in the same  form as previously paid by the interested stockholder for its shares.

     The  Business   Combination  Act  permits   various   exemptions  from  its
provisions,  including  business  combinations that are exempted by the board of directors before the time that the interested  stockholder becomes an interested stockholder.  Our Board of  Directors  has adopted a  resolution  exempting  any business  combination between us and any other person from the provisions of the
Business  Combination  Act,  provided  that the  business  combination  is first approved by our Board of  Directors,  including a majority of the  directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time.  If this  resolution is repealed,  or our Board of Directors  does not  otherwise  approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

                                       61

                 CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

     The following  discussion is a summary of certain U.S.  federal  income tax considerations  affecting  the  Company  and its  stockholders.  The  discussion reflects  applicable U.S.  federal income tax laws of the U.S. as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the  courts or the  Internal  Revenue  Service  (the  "IRS"),  possibly  with retroactive effect. No attempt is made to present a detailed  explanation of all
U.S. federal,  state,  local and foreign tax concerns  affecting the Company and its stockholders (including stockholders owning large positions in the Company).
The discussion  set forth herein does not  constitute tax advice.  Investors are urged to consult  their own tax advisors to determine  the tax  consequences  to them of investing in the Company.

     In addition,  no attempt is made to address tax concerns  applicable  to an investor  with a special  tax  status  such as a  financial  institution,  REIT, insurance company, RIC, individual retirement account,  other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect  possible  application of the alternative  minimum tax. Unless otherwise noted,  this discussion  assumes the common shares are held by U.S.  persons and that such shares are held as capital assets.

     The Company intends to elect to be treated as, and to qualify each year for special tax treatment afforded, a RIC under Subchapter M of the Code. As long as the Company  meets  certain  requirements  that govern the  Company's  source of income,  diversification of assets and distribution of earnings to stockholders, the Company will not be subject to U.S. federal income tax on income distributed
(or  treated  as  distributed,  as  described  below) in a timely  manner to its stockholders. With respect to the source of income requirement, the Company must derive  in each  taxable  year  at  least  90% of its  gross  income  (including tax-exempt  interest)  from (i)  dividends,  interest,  payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies,  or other income (including but not limited to gains from options,  futures and forward  contracts) derived with respect to its business of investing  in such shares,  securities  or  currencies  and (ii) net income derived from an interest in a qualified publicly traded partnership.

     A qualified  publicly traded partnership is generally defined as a publicly traded partnership under Code ss. 7704. However, for these purposes, a qualified publicly traded  partnership  does not include a publicly traded  partnership if
90% or more of its income is described in (i) above.

     With respect to the diversification of assets requirement, the Company must diversify  its holdings so that, at the end of each quarter of each taxable year
(i) at least 50% of the value of the Company's  total assets is  represented  by cash and cash items, U.S.  Government  securities,  the securities of other RICs and other  securities,  with such other securities  limited for purposes of such calculation,  in respect of any one issuer,  to an amount not greater than 5% of the value of the Company's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the
Company's  total assets is invested in the  securities  of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities
(other than the  securities  of other RICs) of any two or more  issuers that the
Company  controls and that are determined to be engaged in the same,  similar or related  trades  or  businesses,  or the  securities  of one or  more  qualified publicly traded partnerships.

     If the Company  qualifies as a RIC and  distributes to its  stockholders at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things,  dividends,  taxable interest,  the excess of any net  short-term  capital  gains over net  long-term capital  losses and  certain net  foreign  exchange  gains as reduced by certain deductible  expenses)  without  regard to the deduction for dividends  paid, and
(ii)  the  excess  of its  gross  tax-exempt  interest,  if  any,  over  certain deductions  attributable  to such interest that are  otherwise  disallowed,  the
Company  will be  relieved  of U.S.  federal  income  tax on any  income  of the
Company,   including  long-term  capital  gains,  distributed  to  stockholders.
However,  if the Company  retains any investment  company taxable income or "net capital  gain"  (i.e.,  the  excess  of net  long-term  capital  gain  over  net short-term  capital  loss),  it will be  subject to U.S.  federal  income tax at regular  corporate federal income tax rates (currently at a maximum rate of 35%)
on the amount  retained.  The Company  intends to distribute  at least  annually substantially  all of its  investment  company  taxable  income,  net tax-exempt interest,  and net capital gain.  Under the Code,  the Company will generally be subject  to a  nondeductible  4%  federal  excise  tax  on  the  portion  of its undistributed  ordinary  income and  capital  gains if it fails to meet  certain distribution  requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum  distribution is generally equal to the sum of 98% of the Company's  ordinary income (computed on a calendar year basis),  plus 98% of the Company's capital gain net income  (generally  computed for the one-year period ending on October 31). The Company  generally intends to make  distributions  in a timely  manner  in an  amount  at  least  equal to the required  minimum  distribution and therefore,  under normal market  conditions, does not expect to be subject to this excise tax.

                                       62

     If the Company is unable to satisfy  the 90%  distribution  requirement  or otherwise  fails to qualify  as a RIC in any year,  it will be taxed in the same
manner  as  an  ordinary   corporation  and   distributions   to  the  Company's
stockholders  will not be  deductible  by the Company in  computing  its taxable income. In such event, the Company's  distributions,  to the extent derived from the Company's  current or  accumulated  earnings and profits,  would  constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate  stockholders,  and non-corporate  stockholders would  generally  be able to treat such  distributions  as  "qualified  dividend income"  eligible for reduced rates of U.S.  federal income  taxation in taxable years  beginning  on or before  December  31,  2010,  provided in each case that certain holding period and other requirements are satisfied.

     The Company  intends to invest a portion of its assets in MLPs.  Net income derived  from an interest  in a qualified  publicly  traded  partnership,  which generally  includes  MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income.  However, not more than 25% of the value of the RIC's total assets can be invested in the  securities of qualified  publicly traded  partnerships.  The  Company  intends  to  invest  only in MLPs that will constitute  qualified publicly traded partnerships for purposes of the RIC rules and not  more  than 25% of the  value  of the  Company's  total  assets  will be invested in the securities of publicly traded partnerships.

     Distributions  paid  to you by the  Company  from  its  investment  company taxable income are generally  taxable to you as ordinary income to the extent of the Company's  earning and profits.  Such  distributions  (if  designated by the
Company) may qualify (provided holding period and certain other requirements are met)  (i)  for  the  dividends  received  deduction  in the  case  of  corporate stockholders  under  Section  243 of the Code to the extent  that the  Company's
income   consists  of  dividend   income  from  U.S.   corporations,   excluding
distributions  from Code section 501 tax-exempt  organizations,  exempt farmers'
cooperatives or REITs or (ii) in the case of individual stockholders for taxable years  beginning on or prior to December 31, 2010, as qualified  dividend income eligible to be taxed at reduced rates under Section  1(h)(11) of the Code (which provided  for a  minimum  15%  vote) to the  extent  that the  Company  receives qualified  dividend income, and provided in each case certain holding period and other requirements are met.  Qualified dividend income is, in general,  dividend income from taxable  domestic  corporations and qualified  foreign  corporations
(e.g.,  generally,  foreign  corporations  incorporated  in a possession  of the
United States or in certain countries with a qualified  comprehensive income tax treaty with the United States,  or the stock with respect to which such dividend is paid is readily  tradable on an established  securities  market in the United
States).  A  qualified  foreign  corporation   generally  excludes  any  foreign
corporation, which for the taxable year of the corporation in which the dividend was  paid,  or the  preceding  taxable  year,  is a passive  foreign  investment company.  Distributions made to you from an excess of net long-term capital gain over net short-term capital losses ("capital gain dividends"), including capital gain dividends  credited to you but retained by the Company,  are taxable to you as long-term capital gain if they have been properly  designated by the Company, regardless of the length of time you have owned our common  shares.  The maximum tax rate on capital gain dividends  received by individuals is generally 15% (5%
for  individuals  in lower  brackets) for such gain realized  before  January 1,
2011.  Distributions  in excess of the  Company's  earnings  and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of your shares and,  after such  adjusted tax basis is reduced to zero, will constitute  capital gain to you (assuming the shares are held as a capital asset). Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010;  beginning in 2011, the maximum rate on long-term  capital gains is scheduled to revert to 20%, and all ordinary dividends  (including  amounts  treated  as  qualified  dividends  under the law currently in effect)  would be taxed as ordinary  income.  Generally,  not later than 60 days after the close of its taxable  year,  the Company will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

     Sales and other  dispositions of the Company's  common shares generally are taxable  events.  You should consult your own tax advisor with reference to your individual  circumstances to determine whether any particular transaction in the
Company's  common  shares is properly  treated as a sale or exchange for federal income tax purposes,  as the following discussion assumes, and the tax treatment of any  gains  or  losses  recognized  in such  transactions.  The sale or other disposition  of shares of the Company will  generally  result in capital gain or loss to you  equal  to the  difference  between  the  amount  realized  and your adjusted tax basis in the common shares sold or exchanged, and will be long-term capital  gain or loss if the shares have been held for more than one year at the time of sale.  Any loss upon the sale or exchange of common  shares held for six months or less will be treated as  long-term  capital  loss to the extent of any capital gain dividends received  (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares.  A loss realized on a sale or exchange of shares of the Company  generally will be disallowed if other substantially  identical  common  shares  are  acquired  within a 61-day  period beginning  30 days  before and ending 30 days after the date that the shares are disposed.  In such case,  the basis of the shares  acquired  will be adjusted to reflect the  disallowed  loss.  Present law taxes both  long-term and short-term capital  gain of  corporations  at the rates  applicable  to ordinary  income of
corporations.   For  non-corporate  taxpayers,   short-term  capital  gain  will
currently  be taxed at the rate  applicable  to  ordinary  income,  currently  a maximum  of 35%,  while  long-term  capital  gain  generally  will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

                                       63

     Dividends  and other taxable  distributions  are taxable to you even though they are reinvested in additional shares of the Company. If the Company pays you a dividend in January  that was declared in the  previous  October,  November or
December to  stockholders  of record on a specified  date in one of such months, then such dividend will be treated for tax purposes as being paid by the Company and  received  by you on  December  31 of the year in  which  the  dividend  was declared.

     A  stockholder  may  elect  not to have  all  dividends  and  distributions automatically  reinvested in shares of common shares of the Company  pursuant to the  Plan.  If a  stockholder  elects  not  to  participate  in the  Plan,  such stockholder will receive  distributions  in cash. For taxpayers  subject to U.S.
federal income tax, all dividends will generally be taxable, as discussed above, regardless  of whether a stockholder  takes them in cash or they are  reinvested pursuant to the Plan in additional shares of the Company.

     If a stockholder's  distributions are automatically  reinvested pursuant to the Plan and the Plan Agent  invests  the  distribution  in shares  acquired  on behalf of the stockholder in open-market purchases,  for U.S. federal income tax purposes,  the  stockholder  will  be  treated  as  having  received  a  taxable distribution in the amount of the cash dividend that the stockholder  would have received if the  stockholder  had elected to receive  cash.  If a  stockholder's distributions  are  automatically  reinvested  pursuant to the Plan and the Plan
Agent  invests the  distribution  in newly  issued  shares of the  Company,  the stockholder  will be treated as  receiving a taxable  distribution  equal to the fair market value of the stock the stockholder receives.

     The Company  intends to distribute all realized  capital gains,  if any, at least annually.  If,  however,  the Company were to retain any net capital gain, the Company may designate the retained amount as undistributed  capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital  gains,  (i) will be required to include in income as long-term  capital gain, their proportionate shares of such undistributed  amount, and (ii) will be entitled to credit their proportionate  shares of the federal income tax paid by the Company on the  undistributed  amount against their U.S.  federal income tax liabilities,  if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an  event  occurs,  the tax  basis  of  shares  owned by a stockholder of the Company will, for U.S. federal income tax purposes, generally be increased by the difference  between the amount of undistributed  net capital gain included in the  stockholder's  gross income and the tax deemed paid by the stockholders.

     The Company is required in certain  circumstances  to backup  withhold at a current rate of 28% on taxable  dividends  and certain  other  payments  paid to non-corporate  holders of the  Company's  shares who do not  furnish the Company with their correct taxpayer  identification  number (in the case of individuals, their social security number) and certain  certifications,  or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax. Any amounts  withheld from payments made to you may be refunded or credited  against your U.S.  federal  income tax  liability,  if any,  provided  that the required information is furnished to the IRS.

     The foregoing is a general and abbreviated summary of the provisions of the
Code and the treasury regulations in effect as they directly govern the taxation of the Company and its  stockholders.  These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. A more  complete  discussion  of the tax rules  applicable  to the Company and its stockholders  can be found in the  Statement of Additional  Information  that is incorporated  by  reference  into  this  prospectus.  Stockholders  are urged to consult  their tax advisors  regarding  specific  questions as to U.S.  federal, foreign, state, local income or other taxes.

                                       64

                          CLOSED-END COMPANY STRUCTURE

     We are registered as a non-diversified,  closed-end  management  investment company  (commonly  referred  to as a  closed-end  fund)  under  the  1940  Act.
Closed-end funds differ from open-end funds (which are generally  referred to as mutual funds) in that  closed-end  funds generally list their shares for trading on a stock  exchange  and do not  redeem  their  shares  at the  request  of the stockholder.  This means that if a  stockholder  wishes to sell shares of such a closed-end fund, he or she must trade them on the market like any other stock at the prevailing  market price at that time. In a mutual fund, if the  stockholder wishes to sell  shares of the  company,  the mutual fund will redeem or buy back the shares at net asset value. Mutual funds also generally offer new shares on a continuous basis to new investors and closed-end companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to  manage  the  company's  investments.  By  comparison,  closed-end  funds are generally  able to stay more fully  invested in securities  that are  consistent with their  investment  objectives  and also have  greater  flexibility  to make certain types of investments and to use certain investment  strategies,  such as financial leverage and investments in illiquid securities.

     When shares of  closed-end  funds are traded,  they  frequently  trade at a discount to their NAV. This  characteristic  of shares of closed-end  funds is a risk  separate and distinct from the risk that the  closed-end  fund's net asset value may decrease as a result of investment  activities.  Our  conversion to an open-end  mutual fund would  require an amendment to our Charter.  Our shares of common stock are expected to be listed on the NYSE under the trading or "ticker"
symbol "   ."

     We generally  may not issue  additional  common shares at a price below our
NAV (net of any sales load) without first obtaining approval of our stockholders and Board of Directors.

                                       65

                                  UNDERWRITING

     Wachovia  Capital  Markets,  LLC is  acting  as the  representative  of the underwriters  named  below.  Subject to the terms and  conditions  stated in the underwriting agreement dated the date of the final prospectus,  each underwriter named below has agreed to  purchase,  and the Company has agreed to sell to that underwriter,  the  number of  common  shares of  beneficial  interest  set forth opposite the underwriter's name.

           Underwriter                              Number of Common Shares
     Wachovia Capital Markets, LLC.............

          Total

     The   underwriting   agreement   provides  that  the   obligations  of  the
underwriters to purchase the common shares included in this offering are subject
to  approval  of  legal  matters  by  counsel  and  to  other  conditions.   The
underwriters  are  obligated to purchase all the common shares (other than those covered by the  over-allotment  option described below) shown in the table above if any of the common shares are purchased.

     The underwriters propose to offer some of the common shares directly to the public  at the  public  offering  price  set  forth  on the  cover  page of this prospectus and some of the common shares to dealers at the public offering price less a concession not to exceed $ per share. The sales load we will pay of $ per share is equal to of the initial public offering  price.  The  underwriters  may allow, and dealers may reallow,  a concession not to exceed $ per share on sales to other dealers. If all of the common shares are not sold at the initial public offering  price,  the  representative  may change the public  offering price and other selling terms.  Investors  must pay for any common shares  purchased on or before , 2007. The  representative  has advised us that the  underwriters do not
intend  to  confirm  any  sales  to  any  accounts   over  which  they  exercise
discretionary authority.

     Additional  Compensation.  The  Advisor  (and not us) has  agreed to pay to
Wachovia Capital Markets, LLC, from its own assets, a structuring fee for advice relating to our  structure,  design and  organization  of the Company as well as services related to the sale and distribution of our common shares in the amount of $ . The structuring fee paid to Wachovia Capital Markets, LLC will not exceed
% of the total public offering price of the common shares sold in this offering.

     The sum total of all  compensation  to the  underwriters in connection with this public  offering of common  shares,  including  sales load and all forms of additional  compensation  or structuring  fee payments to the  underwriters  and other expenses,  will be limited to not more than % of the total public offering price of the common shares sold in this offering.

     We granted to the underwriters an option,  exercisable for 45 days from the date of this  prospectus,  to purchase  up to  additional  common  shares at the public  offering  price less the sales load. The  underwriters  may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this  offering.  To the extent such option is exercised,  each  underwriter must purchase a number of additional common shares  approximately  proportionate to that underwriter's initial purchase commitment.

     We agreed that, for a period of 180 days from the date of this  prospectus, we will not, without the prior written consent of Wachovia Capital Markets, LLC, on behalf of the  underwriters,  dispose  of or hedge any  common  shares or any securities convertible into or exchangeable for common shares.  Wachovia Capital
Markets, LLC, in its sole discretion,  may release any of the securities subject to these agreements at any time without notice.

     The  underwriters  have  undertaken  to sell common  shares to a minimum of
2,000 beneficial owners in lots of 100 or more shares to meet the New York Stock
Exchange  distribution  requirements for trading. The common shares are expected to be listed on the New York Stock Exchange under the symbol " ".

     The  following  table  shows  the  sales  load  that  we  will  pay  to the underwriters in connection with this offering.  These amounts are shown assuming both no  exercise  and full  exercise  of the  underwriters'  option to purchase additional common shares.

                                       66

                                                          Paid by Fund
                                                --------------------------------
                                                  No Exercise     Full Exercise
                                                --------------------------------
Per Share                                        $               $
Total                                            $               $

     We and our  Advisor  have  agreed to  indemnify  the  underwriters  against certain liabilities,  including liabilities under the Securities Act of 1933, or to  contribute to payments the  underwriters  may be required to make because of any of those liabilities.

     Certain  underwriters  may make a market in the common shares after trading in the  common  shares  has  commenced  on  the  New  York  Stock  Exchange.  No underwriter,  however, is obligated to conduct market-making  activities and any such  activities may be  discontinued  at any time without  notice,  at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading  market for, the common  shares as a result of any  market-making activities  undertaken by any underwriter.  This prospectus is to be used by any underwriter  in connection  with the offering and,  during the period in which a prospectus  must be  delivered,  with  offers and sales of the common  shares in market-making  transactions in the over-the-counter  market at negotiated prices related to prevailing market prices at the time of the sale.

     In connection with the offering,  Wachovia Capital Markets,  LLC, on behalf of itself and the other underwriters, may purchase and sell common shares in the open market.  These  transactions  may include short sales,  syndicate  covering transactions and stabilizing  transactions.  Short sales involve syndicate sales of common shares in excess of the number of common shares to be purchased by the underwriters  in  the  offering,  which  creates  a  syndicate  short  position.
"Covered"  short  sales are sales of common  shares  made in an amount up to the number of common shares represented by the underwriters'  over-allotment option.
In  determining  the source of common shares to close out the covered  syndicate short position, the underwriters will consider, among other things, the price of common shares available for purchase in the open market as compared to the price at which they may purchase common shares through the over-allotment option.

     Transactions  to close out the covered  syndicate  short  position  involve either  purchases of common shares in the open market after the distribution has been completed or the exercise of the  over-allotment  option.  The underwriters
may  also  make  "naked"   short  sales  of  common  shares  in  excess  of  the
over-allotment  option. The underwriters must close out any naked short position by purchasing  common shares in the open market.  A naked short position is more likely  to be  created  if the  underwriters  are  concerned  that  there may be downward pressure on the price of common shares in the open market after pricing that could adversely affect investors who purchase in the offering.  Stabilizing transactions  consist  of bids for or  purchases  of  common  shares in the open market while the offering is in progress.

     The  underwriters  may  impose  a  penalty  bid.  Penalty  bids  allow  the underwriting  syndicate to reclaim selling concessions allowed to an underwriter or a dealer for  distributing  common  shares in this  offering if the syndicate repurchases common shares to cover syndicate short positions or to stabilize the purchase price of the common shares.

     Any of these  activities  may have the effect of  preventing or retarding a decline in the market price of common  shares.  They may also cause the price of common shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions.  The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters  commence any of these  transactions,  they may discontinue them at any time.

     A prospectus  in  electronic  format may be made  available on the websites maintained  by one or more of the  underwriters.  Other than the  prospectus  in electronic format, the information on any such underwriter's website is not part of this prospectus.  The representative may agree to allocate a number of common shares to underwriters for sale to their online brokerage  account holders.  The representative  will  allocate  common  shares  to  underwriters  that  may make
Internet  distributions  on the same basis as other  allocations.  In  addition, common shares may be sold by the  underwriters to securities  dealers who resell common shares to online brokerage account holders.

     Prior to this offering,  there has been no public or private market for our common shares or any other of our securities.  Consequently,  the offering price for the common shares was  determined by  negotiation  among us, our Advisor and the representative.  There can be no assurance, however, that the price at which the common  shares trade after this offering will not be lower than the price at which they are sold by the  underwriters or that an active trading market in the common shares will develop and continue after this offering.

                                       67

     We anticipate  that,  from time to time,  certain  underwriters  may act as
brokers  or  dealers  in   connection   with  the  execution  of  our  portfolio
transactions  after they have ceased to be underwriters  and, subject to certain restrictions, may act as brokers while they are underwriters.

     Certain underwriters may, from time to time, engage in transactions with or perform  services for the Advisor and its  affiliates in the ordinary  course of business.

     Prior to the initial public  offering of common shares,  common shares from the Company were purchased in an amount satisfying the net worth requirements of
Section 14(a) of the 1940 Act.

     The principal business address of Wachovia Capital Markets, LLC is 375 Park
Avenue, New York, New York 10152.

                              SELLING RESTRICTIONS

     No action has been taken in any jurisdiction  (except in the United States)
that would permit a public  offering of the common  shares,  or the  possession, circulation or distribution of this Prospectus or any other material relating us or our  common  shares in any  jurisdiction  where  action  for that  purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly,  and neither  this  Prospectus  nor any other  offering  material or advertisements  in  connection  with the  common  shares may be  distributed  or published,  in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

     The  common  shares  offered  pursuant  to this  Prospectus  are not  being registered under the Securities Act of 1933 for the purpose of sales outside the
United States.

     Argentina.  THE COMMON  SHARES WILL NOT BE PUBLICLY  OFFERED IN  ARGENTINA.
THEREFORE,  THIS  PROSPECTUS HAS NOT BEEN, AND WILL NOT BE,  REGISTERED WITH THE
COMISION  NACIONAL DE VALORES.  THIS OFFER DOES NOT CONSTITUTE A PUBLIC OFFERING
OF COMMON  SHARES  WITHIN THE SCOPE OF THE  ARGENTINE  SECURITIES  LAW N(degree)
17.811.  THIS PROSPECTUS AND OTHER OFFERING  MATERIALS  RELATING TO THE OFFER OF
THE COMMON SHARES ARE BEING SUPPLIED ONLY TO THOSE  INVESTORS WHO HAVE EXPRESSLY
REQUESTED IT. THEY ARE STRICTLY  CONFIDENTIAL  AND MAY NOT BE DISTRIBUTED TO ANY
PERSON OR ENTITY OTHER THAN THE RECIPIENTS HEREOF.

     Australia.  THIS  PROSPECTUS  HAS NOT BEEN AND WILL NOT BE LODGED  WITH THE
AUSTRALIAN  SECURITIES  AND  INVESTMENTS  COMMISSION.  THE OFFER IS MADE ONLY TO
THOSE PERSONS TO WHOM  DISCLOSURE IS NOT REQUIRED  UNDER DIVISION 2 PART 6D.2 OF
THE  CORPORATIONS  ACT 2001 AND DOES NOT PURPORT TO BE AN OFFER OF COMMON SHARES
FOR WHICH DISCLOSURE IS REQUIRED.

     Bahamas.  The offer is not open to the public.  The offering of each common share  directly or  indirectly in or from within The Bahamas may only be made by an  entity or  person  who is  licensed  as a Broker  Dealer  by the  Securities
Commission of The Bahamas.  Persons deemed "resident" of The Bahamas pursuant to the  Exchange  Control  Regulations,  1956 of The Bahamas must receive the prior approval  of The  Central  Bank of The  Bahamas  before  accepting  an  offer to purchase the common shares.

     Brazil.  The  common  shares  may not be  offered  or sold to the public in
Brazil. Accordingly, the offering of the common shares has not been submitted to the Brazilian Securities Commission (Comissao de Valores Mobiliarios -- CVM) for
approval.  Documents  relating  to such  offering,  as  well as the  information contained  herein  and  therein  may not be  supplied  to the public as a public offering in Brazil or be used in connection  with any offer for  subscription or sale to the public in Brazil.

     British Virgin Islands. THE COMPANY,  THIS PROSPECTUS AND THE COMMON SHARES
OFFERED  HEREIN HAVE NOT BEEN, AND WILL NOT BE,  RECOGNIZED OR REGISTERED  UNDER
THE LAWS AND  REGULATIONS OF THE BRITISH VIRGIN  ISLANDS.  THE COMMON SHARES MAY
NOT BE OFFERED OR SOLD IN THE BRITISH VIRGIN ISLANDS EXCEPT IN  CIRCUMSTANCES IN
WHICH  THE  COMPANY,  THIS  PROSPECTUS  AND THE  COMMON  SHARES  DO NOT  REQUIRE
RECOGNITION  BY OR  REGISTRATION  WITH THE  AUTHORITIES  OF THE  BRITISH  VIRGIN
ISLANDS.  THIS PROSPECTUS IS NOT A SOLICITATION  OF INDIVIDUALS  SITUATED IN THE
BRITISH VIRGIN ISLANDS TO PURCHASE INTERESTS IN THE COMPANY.

     Chile.  (1) Neither the Company nor the common  shares of the Company  have been  registered in the Republic of Chile under Law 18,045 of Securities  Market
("Chilean  Securities  Act"),  and no filing  related to the Company  and/or the common shares has been presented before the Chilean  regulatory  agency ("SVS").
Subsequently  the common  shares have not been offered or sold,  and will not

                                       68

be offered or sold to the public within  Chile,  except in  circumstances  which have not  resulted  and will not result in a "public  offering"  as such term is defined in Article 4 of the Chilean Securities Act.

     (2) Wachovia Capital  Markets,  LLC is neither a bank nor a licensed broker in  Chile,  and  therefore  has not and will  not  conduct  transactions  or any business operations in any of such qualities, including the marketing, offer and sale of the common shares,  except in circumstances  which have not resulted and will not result in a "public  offering"  as such term is defined in Article 4 of the Chilean  Securities Act, and/or have not resulted and will not result in the intermediation  of  securities  in Chile within the meaning of Article 24 of the
Chilean Securities Act and/or the breach of the brokerage restrictions set forth in Article 39 of Decree with Force of Law No. 3 of 1997.

     (3) The common shares will be sold only to specific buyers,  every of which will be deemed upon purchase:

          (i) To be a financial  institution and/or institutional  investor or a qualified  investor  with such  knowledge  and  experience in financial and business  matters as to be capable of evaluating the risks and merits of an investment in the common shares;

          (ii) To  agree  that it will  not  resell  the  common  shares  in the
     Republic of Chile in a transaction subject to the registration requirements of the Chilean  Securities Act, and that it will comply with all applicable laws and  regulations  of the  Republic  of Chile or any  other  applicable jurisdiction;  and it will deliver to each person to whom the common shares are  transferred  a notice  substantially  to the  effect  of this  selling restriction;

          (iii) To acknowledge receipt of the sufficient information required to make an informed  decision  whether or not to invest in the common  shares;
     and,

          (iv) To  acknowledge  that it has not relied upon advice from Wachovia
     Capital  Markets,  LLC and/or the  Company of the common  shares,  or their respective  affiliates,  regarding the  determination of the convenience or suitability  of units as an  investment  for the buyer or any other person;
     and has  taken and  relied  upon  independent  legal,  regulatory,  tax and accounting advice.

     Colombia.  The common  shares may not be offered or sold in the Republic of
Colombia.

     Costa Rica. The common shares  described in this  Prospectus  have not been registered with the  Superintendencia  General de Valores de Costa Rica, nor any
other  regulatory body of Costa Rica. This Prospectus is intended to be for your personal use only, and is not intended to be a Public Offering of Securities, as defined under Costa Rican law.

     Israel. NOTICE TO RESIDENTS OF ISRAEL

     The Company has undertaken  that it will not offer common shares (1) to the public in Israel within the meaning of Israel's  Securities Law,  5728-1968;  or
(2) to more than 35  offerees  resident  in  Israel.  The  Company  will  obtain representations  from each offeree that it is  purchasing  the common shares for investment  purposes only and not for the purpose of resale.  Israeli purchasers of common shares should consult their own legal and tax advisers with respect to the tax  consequences of an investment in the common shares in their  particular circumstances  and with  respect to the  eligibility  of the  common  shares for investment by the purchaser under relevant Israeli legislation.

     Mexico.  The common shares have not been and will not been  registered with the National  Registry of  Securities  maintained  by the  National  Banking and
Securities Commission and may not be publicly offered in Mexico, except pursuant to a private  placement  exemption set forth under  article 8 of the  Securities
Market Law.

     Panama.  The  common  shares  have not been  registered  with the  National
Securities  Commission,  nor has the offer,  sale or  transactions  thereof been registered.  The exemption from  registration is made based on numeral 2 (in the case of non-institutional  investors) or numeral 3 (in the case of institutional investors)  of  Article  83 of  Decree  Law 1 of  July  8,  1999  (Institutional
Investors).  Consequently,  the tax treatment established in Articles 269 to 271 of Decree Law 1 of July 8, 1999, is not  applicable  thereto.  The common shares are not under the supervision of the National Securities Commission.

     Paraguay.  This is a private  and  personal  offering.  The  common  shares offered have not been  approved by or  registered  with the National  Securities
Commission  (Comision Nacional de Valores) and are not part of a public offering as defined by the Paraguayan Securities Law. The information contained herein is for  informational  and  marketing  purposes  only and should not be taken as an investment advice.

                                       69

     Peru.  This  offering  of  common  shares  is made  only  to  institutional investors  (as  defined by the  Peruvian  Securities  Market Law) and not to the
public in  general or a segment of it.  Therefore,  within 12 months  from their acquisition  the common shares can only be  transferred  to other  institutional investors,  unless they are  previously  recorded in the Public  Registry of the
Securities Market.

     Switzerland.  THE  COMPANY  HAS NOT BEEN  AUTHORIZED  BY THE SWISS  FEDERAL
BANKING  COMMISSION AS A FOREIGN  INVESTMENT  FUND UNDER ARTICLE 45 OF THE SWISS
FEDERAL LAW ON INVESTMENT  FUNDS OF MARCH 18, 1994.  ACCORDINGLY,  COMMON SHARES
MAY  NOT  BE  OFFERED  OR  DISTRIBUTED  ON  A  PROFESSIONAL  BASIS  IN  OR  FROM
SWITZERLAND,  UNLESS THE OFFER OR DISTRIBUTION IS EXCLUSIVELY ADDRESSED TO SWISS
INSTITUTIONAL INVESTORS, WITHOUT ANY PUBLIC OFFERING.

     Uruguay. This is a private offering. None of Wachovia Capital Markets, LLC, the Company or the common shares have been  registered  with the Central Bank of
Uruguay.  The common shares offered hereunder do not qualify as investment funds under Uruguayan law 16,774 of September 27, 1996.

     Venezuela.  The offering of this U.S. closed-end fund has not been and will not be  registered  with  the  Venezuelan  Comision  Nacional  de  Valores  and, accordingly,  the Company  (or its common  shares) may not be offered or sold in any  manner  that  may  be  construed  as a  public  offering  under  Venezuelan securities laws.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     , serves as our independent registered public accounting firm. will provide audit and  audit-related  services,  tax return  preparation  and assistance and consultation  in  connection  with  review  of our  filings  with the  SEC.  Our financial statements as of , 2007 and for the period from July 5, 2007 (the date of our  incorporation)  through , 2007  included  herein have been  audited by .
Their report on these financial statements is included herein.

   ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     Serves as our administrator. We pay the administrator a fee computed at .

     serves as our custodian. We pay the custodian a fee computed at .

     The transfer  agent and registrar for our common shares is . also serves as our dividend paying agent.

                                  LEGAL MATTERS

     The validity of the common shares offered hereby will be passed upon for us by  Blackwell  Sanders LLP,  Kansas City,  Missouri.  Certain  legal  matters in connection  with the offering will be passed upon for the  underwriters by Davis
Polk & Wardell, New York, New York.

                                       70

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                                              Page
                                                                                              ----

Report of Independent Registered Public Accounting Firm.....................................  F-
Financial Statements........................................................................  F-

                                       71

                         INDEX TO FINANCIAL STATEMENTS

                                      F-1

================================================================================

                    Tortoise Power and Energy Income Company

                                  Common Shares

                                 ---------------

                                   PROSPECTUS
                                        , 2007
                                 ---------------

                               Wachovia Securities

================================================================================

                    TORTOISE POWER AND ENERGY INCOME COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                     •, 2007

    Tortoise  Power and  Energy  Income  Company,  a Maryland  corporation  (the
"Company"),  is  a  newly  organized,   nondiversified,   closed-end  management
investment company.

    This Statement of Additional  Information,  relating to the Company's common shares, does not constitute a prospectus, but should be read in conjunction with the  Company's  prospectus  relating  thereto dated •, 2007.  This  Statement of
Additional  Information  does not include  all  information  that a  prospective investor should consider before purchasing  common shares,  and investors should obtain and read the Company's  prospectus  prior to purchasing  common shares. A copy of the  prospectus  may be  obtained  without  charge  from the  Company by calling  1-866-362-9331.  You also may obtain a copy of the Company's prospectus on the  Securities  and  Exchange  Commission's  web site  (http://www.sec.gov).
Capitalized  terms  used  but  not  defined  in  this  Statement  of  Additional
Information have the meanings ascribed to them in the prospectus. This Statement of Additional Information is dated •, 2007.

    No  person  has  been  authorized  to give  any  information  or to make any representations  not  contained  in  the  prospectus  or in  this  Statement  of
Additional  Information in connection  with the offering made by the prospectus, and, if given or made, such  information or  representations  must not be relied upon as having been authorized by the Company. The prospectus and this Statement of Additional  Information  do not  constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.  Capitalized terms not defined herein are used as defined in the prospectus.

                              SUBJECT TO COMPLETION
                       PRELIMINARY STATEMENT OF ADDITIONAL
                        INFORMATION DATED AUGUST 3, 2007

                                TABLE OF CONTENTS

Certain Provisions of our Charter and Bylaws and the Maryland General Corporation Law.S-20

Report of Independent Registered Public Accounting Firm...............................F-
Financial Statements..................................................................F-

                                 USE OF PROCEEDS

     The net proceeds of this offering will be  approximately  $           after
deducting  both the sales load  (underwriting  discount) and estimated  offering
expenses  of  approximately  $            paid by us.  We  expect to use the net
proceeds  from  this  offering  to  invest  in  accordance  with our  investment objectives and strategies and for working capital  purposes.  We anticipate that it may take three to six months to invest  substantially all of the net proceeds of this  offering in  securities  meeting  our  investment  objectives.  Pending investment as described in the  prospectus  under the heading "The  Company," we expect  the net  proceeds  of this  offering  will be  invested  in  cash,  cash equivalents,  securities  issued or  guaranteed  by the U.S.  government  or its instrumentalities or agencies, high-quality short-term money market instruments, short-term debt securities,  certificates of deposit,  bankers'  acceptances and
other  bank   obligations,   commercial  paper  or  other  liquid  fixed  income
securities.  Until we are fully  invested,  the return on our  common  shares is expected to be lower than that realized after full investment in accordance with our investment objectives.

                       INVESTMENT POLICIES AND TECHNIQUES

     The Company's  primary  investment  objective is to provide a high level of current income  consistent with a secondary  objective of capital  appreciation.
The  Company  seeks to provide  its  stockholders  with a vehicle to invest in a portfolio  consisting  primarily  of  securities  issued  by  power  and  energy companies.

     Under normal conditions,  the Company will invest at least 80% of its total assets  (including  assets obtained through leverage) in securities of companies that derive a majority of their revenue from power or energy  operations.  Power companies  include  companies  that  derive a  majority  of their  revenue  from generating and/or  transmitting and distributing  electricity  through a grid of interconnected  infrastructure  assets.  Energy companies include companies that derive a majority of their revenues from  energy-related  activities,  including owning infrastructure assets and which transport,  process, store, distribute or market natural gas, natural gas liquids  (including  propane),  coal, crude oil, refined petroleum  products or renewable  energy, or develop,  manage or produce such commodities.

     The  following  information  supplements  the  discussion  of the Company's investment  objectives,  policies  and  techniques  that  are  described  in the prospectus and contains more detailed information about the types of instruments in which the Company may invest, strategies the Advisor may employ in pursuit of the Company's investment objectives and a discussion of related risks.

Principal Investment Strategies

     As a nonfundamental  investment policy,  under normal circumstances we plan to invest at least 80% of our total assets  (including  assets obtained  through anticipated  leverage) in the  securities of companies that derive a majority of their revenue from power or energy operations.

    We have adopted the following additional nonfundamental investment policies:

     •    We may invest up to 100% of our total assets in restricted  securities purchased  directly  from  issuers,  all  of  which  may  be  illiquid securities.

     •    We may invest up to 50% of our total assets in subordinated, mezzanine or debt securities of private companies, all of which will be illiquid securities.

     •    We will not invest more than 25% of our total assets in  securities of
          MLPs and of other "qualified publicly traded partnership" as that term is defined in Section 7704 of the Code.

     •    We may  invest  up to  25% of our  total  assets  in  non-U.S.  dollar denominated securities.

     •    We may invest up to 25% of our total assets in covered call options.

     •    We will not invest more than 20% of our total assets in the securities of any single issuer.

     •    We will not engage in short sales.

     As used for the purpose of each nonfundamental investment policy above, the term "total assets" includes assets obtained through anticipated  leverage.  Our
Board of Directors may change our  nonfundamental  investment  policies  without stockholder approval and will provide notice to stockholders of material changes
(including  notice  through  stockholder  reports).  However,  any change in the

                                      S-1

policy of investing at least 80% of our total assets  (including assets obtained through  anticipated  leverage) in the  securities  of  companies  that derive a majority of their revenues from power or energy operations  requires at least 60 days' prior written  notice to  stockholders.  Unless  otherwise  stated,  these investment  restrictions  apply  at the  time of  purchase,  and we will  not be required to reduce a position due solely to market value fluctuations.

Leverage

     Once the  proceeds of this  offering  have been  substantially  invested in securities  that meet our  investment  objectives,  we expect to fund  continued
investment  activities  through  the  borrowing  of money  and the  issuance  of preferred stock and debt securities which represent the leveraging of our common shares.  The issuance of additional common shares will enable us to increase the aggregate amount of our leverage.  Currently, we anticipate using leverage in an amount that will represent approximately 33% of our total assets,  including the proceeds of such  leverage.  However,  we reserve  the right at any time,  if we believe that market  conditions are  appropriate,  to use leverage to the extent permitted  by the  Investment  Company Act of 1940,  as amended (the "1940 Act")
(50% of total assets for preferred stock and 33.33% of our total assets for debt securities).

     The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may  adversely  affect  common  stockholders.  Because our Advisor's fee is based upon a  percentage  of our "Managed  Assets",  our  Advisor's  fee will be higher  when we are  leveraged.  Managed  Assets is defined as our total  assets
(including  any assets  attributable  to any leverage  that may be  outstanding)
minus the sum of accrued  liabilities  (other than debt  representing  financial leverage and the aggregate  liquidation  preference of any outstanding preferred shares). Therefore, our Advisor has a financial incentive to use leverage, which will  create  a  conflict  of  interest  between  our  Advisor  and  our  common stockholders, who will bear the costs and risks of our leverage. There can be no assurance  that a leveraging  strategy will be  successful  during any period in which it is used. The use of leverage involves risks, which can be significant.

     We may in the future use interest rate  transactions  for hedging  purposes only,  in an  attempt  to  reduce  the  interest  rate  risk  arising  from  our anticipated leveraged capital structure.  Interest rate transactions that we may use for  hedging  purposes  may expose us to certain  risks that differ from the risks associated with our portfolio holdings.

Targeted Investment Characteristics

     Our  investment  strategy  will be  anchored in our  Advisor's  fundamental principles  of yield,  growth  and  quality.  We  anticipate  that our  targeted investments will generally have the following characteristics:

     •    Inelastic  Demand Profile - Companies that provide a critical  product or service to the economy and, as a result, face relatively  inelastic demand.

     •    Long-Life  Assets -  Companies  that  operate  real  assets  with long economic useful lives.

     •    High  Barriers to Entry -  Companies  with  operating  assets that are difficult to replicate due to regulation,  natural barriers,  planning or environmental restrictions,  availability of land, or high costs of new development.

     •    Predictable Revenues - Companies with a stable and predictable revenue stream, often linked to demographic growth.

     •    Stable Cost Structures - Companies with low  maintenance  expenditures and economies of scale due to operating leverage.

     •    Current  Yield Plus  Growth  Potential  -  Companies  that  generate a current  cash  return  at the  time of  investment  and  possess  good prospects for growth. We do not intend to invest in start-up companies or companies having speculative business plans.

     •    Experienced,  Operations-Focused  Management  Teams -  Companies  with management  teams  possessing  successful  track  records and who have substantial  knowledge,  experience,  and  focus in  their  particular segments of the power and energy sector.

Portfolio Securities

    We will seek to  achieve  our  investment  objectives  by  investing  in the following categories of securities:

                                      S-2

     Income  Securities.  We may  invest in a wide  range of Income  Securities, including,  but not limited to, bonds,  debentures,  notes,  securities of MLPs, mezzanine  investments,  dividend-paying  equity  securities  such as  preferred securities,  second lien loans and loan participations,  convertible securities, enhanced income securities and structured finance  investments.  Our investments in Income Securities may have fixed or variable principal payments and all types of interest  rate and dividend  payment and reset terms,  including  fixed rate, floating rate, adjustable rate, zero coupon,  contingent,  deferred,  payment in kind and auction rate features.  The Company's  investments may have extended or no  maturities,  may be  secured  or  unsecured  and  may be  senior  or  junior subordinated.  Income  Securities  also  may be  subject  to call  features  and redemption provisions. The Company may invest in Income Securities of any credit quality, including securities rated below investment grade (commonly referred to as "junk bonds"), that are considered speculative as to the issuer's capacity to pay interest and repay principal.

     Income  Securities in which we may invest include,  but are not limited to, the following types of securities:

     •    Debt  Securities.  We may invest in debt securities  including  bonds, debentures  or other debt  instruments  anticipated  to provide a high level of  current  income.  These  securities  may be senior or junior positions in the capital  structure  of a borrower,  may be secured or unsecured  with  specific  collateral  or have a claim  on the  assets and/or  stock  of  the  borrower  that  is  senior  to  that  held  by subordinated  debt holders and stockholders of the borrower and may be used  to  finance  leveraged  buy  outs,  recapitalizations,  mergers, acquisitions,  stock  repurchases or internal  growth of the borrower.
          These loans may have fixed  rates of  interest  or  variable  rates of
          interest   that  are  reset  either  daily,   monthly,   quarterly  or
          semi-annually by reference to a base lending rate, plus a premium. The base lending rate may be the London  Inter-Bank  Offer Rate ("LIBOR"), the prime rate  offered by one or more major  United  States  banks or some other base rate varying over time.  Certain of the bonds in which we may invest may have no an  extended  or no  maturity or may be zero coupon bonds.  We may invest in debt  securities that are not rated or
          securities  that  are  below  investment   grade.   Certain  of  these
          securities may be securities issued by MLPs.

          We may invest up to 100% of our total assets in securities rated below investment  grade  securities.  Below  investment grade securities are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), BB+
          or lower by Standard & Poor's Ratings Group ("S&P"),  similarly  rated by other  NRSROs or, if  unrated,  determined  by the Advisor to be of comparable  quality.  The ratings of Moody's and S&P  represent  their opinions as to the quality of the obligations  which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating  the safety of interest and  principal  payments, they do not  evaluate  the  market  value  risk  of such  obligations.
          Although  these  ratings may be an initial  criterion for selection of portfolio  investments,  the Advisor also will independently  evaluate these  securities and the ability of the issuers of such securities to pay interest and principal.

          Securities  rated  below  investment  grade  are  regarded  as  having predominately speculative characteristics with respect to the issuer's capacity  to pay  interest  and  repay  principal,  and  are  commonly referred to as "junk bonds" or "high yield bonds." The credit  quality
          of   most   below    investment    grade    securities    reflects   a
          greater-than-average possibility that adverse changes in the financial condition of an issuer,  or in general economic  conditions,  or both, may impair the ability of the issuer to make  payments of interest and principal.  The inability (or perceived  inability) of issuers to make timely payments of interest and principal would likely make the values of below  investment  grade  securities  held by us more  volatile and could limit our ability to sell such  securities at favorable  prices.
          In the absence of a liquid trading market for below  investment  grade securities, we may have difficulties determining the fair market value of such  investments.  To the extent we invest in unrated  lower grade securities,  our ability to achieve our investment  objectives will be more dependent on our Advisor's credit analysis than would be the case when we invest in rated securities.

          Because  the risk of  default  is higher  for below  investment  grade securities than investment grade  securities,  our Advisor's  research and  credit  analysis  is an  especially  important  part of  managing securities  of this type.  Our Advisor will attempt to identify  those issuers of below investment grade securities whose financial condition our Advisor  believes are adequate to meet future  obligations or have improved  or are  expected  to improve in the  future.  Our  Advisor's analysis  will  focus on  relative  values  based on such  factors  as interest or dividend coverage, asset coverage,  earnings prospects and the experience and managerial strength of the issuer.

          We  may  invest  in a wide  variety  of  Income  Securities  rated  or determined  by the Advisor to be  investment  grade  quality  that are
          issued  by  corporations  and  other  non-governmental   entities  and
          issuers.  Investment grade Income Securities are subject to market and credit risk. Investment grade Income Securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality.  In general,  bond prices rise when interest  rates fall, and fall when interest  rates rise.  Credit risk relates to the ability of the issuer to make payments of principal  and interest.  The values of investment  grade Income  Securities may be affected by changes in the credit rating or financial condition of an issuer.

                                      S-3

•    Securities of MLPs. In addition to Income Securities issued by MLPs, we may invest in a wide  range of  equity  securities  issued  by MLPs,  including common units,  convertible  subordinated units, equity securities issued by affiliates of MLPs,  I-Shares and limited  liability company ("LLC") common units. The following is a more detailed description of each such security.

     o    MLP Common  Units.  MLP common  units  represent  an equity  ownership interest  in  a  partnership,  providing  limited  voting  rights  and entitling  the  holder  to a share of the  company's  success  through distributions  and/or capital  appreciation.  Unlike stockholders of a corporation,  common  unitholders do not elect directors  annually and generally have the right to vote only on certain  significant  events, such as a merger, a sale of substantially  all of the assets,  removal of the  general  partner or  material  amendments  to the  partnership agreement.  MLPs are  required  by  their  partnership  agreements  to distribute a large  percentage  of their current  operating  earnings.
          Common  unitholders  generally have first right to a minimum quarterly
          distribution   ("MQD")  prior  to  distributions  to  the  convertible
          subordinated  unitholders or the general partner (including  incentive distributions).  Common unitholders typically have arrearage rights if the  MQD  is  not  met.  In  the  event  of  liquidation,  MLP  common unitholders  have first rights to the  partnership's  remaining assets after bondholders,  other debt holders, and preferred unitholders have been paid in full.  MLP common  units  trade on a national  securities exchange or  over-the-counter.  Also, like common stock, prices of MLP common units are  sensitive  to general  movements in the stock market and a drop in the stock  market  may  depress  the price of MLP common units to which we have exposure.

     o    MLP Subordinated Units. MLP subordinated units are typically issued by
          MLPs to founders,  corporate  general partners of MLPs,  entities that sell assets to the MLP, and  institutional  investors.  The purpose of the  subordinated  units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common  unitholders.  Subordinated units generally are not entitled to distributions  until holders of common units have  received  specified
          MQD, plus any arrearages,  and may receive less in distributions  upon liquidation.  Subordinated  unitholders  generally are entitled to MQD prior  to the  payment  of  incentive  distributions  to  the  general partner,  but are not entitled to arrearage  rights.  Therefore,  they generally  entail  greater  risk  than  MLP  common  units.  They  are generally  convertible  automatically  into the senior common units of the same issuer at a one-to-one  ratio upon the passage of time and/or the satisfaction of certain financial tests.  These units generally do not trade on a national exchange or over-the-counter,  and there is no active  market  for  subordinated  units.  The value of a  convertible security is a function of its worth if converted  into the  underlying common units.  Subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind.

     o    Equity Securities of MLP Affiliates.  In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates, by purchasing  securities of publicly traded limited  liability  entities that own general partner interests of MLPs.  General partner interests of MLPs are typically retained by an MLP's original sponsors,  such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase  general partner interests.  An entity holding general partner  interests,  but not its  investors,  can be liable  under  certain  circumstances  for amounts  greater  than the amount of the  entity's  investment  in the general  partner  interest.  General  partner  interests  often confer direct  board  participation  rights  and  in  many  cases,  operating control,  over the MLP. These  interests  themselves are generally not publicly  traded,  although  they  may be  owned  by  publicly  traded
          entities.   General  partner  interests  receive  cash  distributions, typically  2% of the MLP's  aggregate  cash  distributions,  which are contractually  defined  in the  partnership  agreement.  In  addition,
          holders  of  general  partner   interests   typically  hold  incentive
          distribution  rights,  which  provide  them with a larger share of the aggregate  MLP cash  distributions  as the  distributions  to  limited partner  unitholders  are  increased  to  prescribed  levels.  General partner interests generally cannot be converted into common units. The general  partner  interest  can  be  redeemed  by the  MLP if the  MLP unitholders  choose to remove the general  partner,  typically  with a supermajority vote by limited partner unitholders.

     o    MLP  I-Shares.  I-Shares  represent  an  indirect  investment  in  MLP
          I-units.  I-units are equity  securities  issued to an affiliate of an
          MLP,  typically an LLC,  that owns an interest in and manages the MLP.
          The  I-Shares  issuer has  management  rights but is not  entitled  to
          incentive   distributions.   The  I-Share   issuer's   assets  consist
          exclusively of MLP I-units. Distributions by MLPs to I-unitholders are made in the form of additional  I-units,  generally equal in amount to the cash  received by common  unitholders  of MLPs.  Distributions  to
          I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units  received by the  I-Share  issuer.  The issuer of the  I-Shares is taxed as a  corporation,  however,  the MLP does not allocate income or loss to the I-Share  issuer.  Accordingly, investors  receive a Form 1099, are not allocated their  proportionate share  of  income  of the  MLPs and are not  subject  to state  filing obligations.

                                      S-4

     o    Limited Liability Company Units. Some energy infrastructure  companies in which we may invest have been  organized as LLCs and are  generally characterized as MLPs in the marketplace. Such LLCs are treated in the same manner as MLPs for federal income tax purposes.  Consistent  with our investment  objectives and policies, we may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership  interest in an LLC,  entitling the holder to a share of the
          LLC's  success  through  distributions  and/or  capital  appreciation.
          Similar to MLPs,  LLCs  typically do not pay federal income tax at the entity  level  and are  required  by  their  operating  agreements  to
          distribute  a  large   percentage  of  their   earnings.   LLC  common
          unitholders   generally   have   first   rights  to  a  MQD  prior  to
          distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation,  LLC common unitholders have first rights to the LLC's remaining assets after bond holders,  other debt holders and preferred  unitholders,  if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

•    Mezzanine Investments.  We may invest in certain debt securities,  known as
     "Mezzanine  Investments,"  that typically are  unsecured,  and usually rank subordinate  in  priority  of payment to senior  debt,  such as senior bank debt,  but are  senior to common  and  preferred  equity,  in a  borrower's capital structure. Due to the relatively higher risk profile and often less restrictive  covenants (as compared to senior debt),  Mezzanine Investments generally earn a higher return than senior loans.

     Mezzanine  Investments are generally issued in private placements  together with  an  equity  security  (e.g.,  with  an  attached  warrant)  or may be convertible  into equity  securities,  which equity  securities  provide an opportunity to participate in the capital  appreciation of a borrower.  The warrants associated with mezzanine loans are typically detachable, allowing lenders to receive  repayment of  principal  while  retaining  their equity interest in the  borrower.  In some cases,  we  anticipate  that  Mezzanine
     Investments may be  collateralized by a subordinated lien on some or all of the assets of the borrower.

•    Dividend-Paying  Equity Securities.  We may invest in other dividend-paying equity  investments  that is expected to pay dividends on a current  basis.
     Equity investments may include common and preferred stock,  limited partner
     interests,   LLC  interests,   general   partner   interests,   convertible
     securities,   warrants  and  depository  receipts  of  companies  that  are organized as  corporations,  limited  partnerships or LLCs. When we acquire
     these  securities  in  unregistered   transactions,   we  also  may  obtain
     registration  rights that may include demand and  "piggyback"  registration rights.  We may  receive  warrants  or other  non-income  producing  equity securities. We may retain such securities, including equity shares received upon  conversion  of  convertible  securities,  until  we  determine  it is appropriate in light of current  market  conditions to effect a disposition of such securities.

     Equity investments  generally  represent an equity ownership interest in an issuer.  An adverse event,  such as an  unfavorable  earnings  report,  may depress the value of a particular  equity  investment we hold. Also, prices of equity  investments  are  sensitive  to general  movements  in the stock market  and a drop in the  stock  market  may  depress  the price of equity investments we own. Equity investment prices fluctuate for several reasons, including changes in investors'  perceptions of the financial  condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital.

     Preferred   equity  generally  has  a  preference  over  common  equity  in liquidation  proceedings  and for dividends.  As such,  preferred  stock is inherently  more  risky  than the bonds and loans of the  issuer,  but less risky than its common stock. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call.  Preferred stocks may not provide any voting rights,  except in cases when dividends are in arrears beyond a certain time period.

•    Second  Lien  Loans.  We may  invest in loans  that are  secured  by second
     priority  liens  on  the  borrower's   assets.  We  anticipate  that  these
     investments  will  consist of  secured  loans  that will bear  interest  at floating  rates and that may be  subordinated  to a first lien term loan or other senior debt in right of payment.  Generally, we expect these loans to be collateralized  by a second priority or other  subordinated lien on some or all of the assets of the borrower,  or in some cases,  a first  priority lien  on  assets  not  otherwise  securing  senior  debt  of the  borrower.
     Additionally, these loans may have indirect asset coverage through a series of covenants that prohibit additional liens senior to ours on the company's assets,  limit  additional  debt senior to ours or require  maintenance  of minimum asset coverage ratios.

     Restricted  Securities.  We may  invest up to 100% of our  total  assets in restricted  securities of the types described above.  Restricted  securities are less liquid than  securities  traded in the open market because of statutory and contractual restrictions on resale. Such securities are not readily tradeable in the open market.  This lack of liquidity  creates special risks for us. However, we could sell such securities in private  transactions  with a limited number of purchasers  or in public  offerings  under the 1933 Act if we have

                                      S-5

registration  rights  for the  resale  of such  securities.  Certain  restricted securities  generally  also  convert to publicly  traded  common  units upon the passage of time and/or satisfaction of certain financial tests.

     Restricted  securities  generally  can be  sold  in  private  transactions, pursuant  to  an  exemption  from  registration  under  the  1933  Act,  or in a registered  public offering.  If the issuer of the restricted  securities has an effective  registration  statement on file with the SEC covering the  restricted securities, our Advisor has the ability to deem restricted securities as liquid.
To enable us to sell our holdings of a restricted  security not registered under the 1933 Act, we may have to cause those  securities to be  registered.  When we must arrange  registration  because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the  security is  registered  so that we can sell it. We would bear the risks of any downward price fluctuation during that period.

     In recent  years,  a large  institutional  market has developed for certain securities  that are not  registered  under  the  1933  Act,  including  private placements,  repurchase  agreements,  commercial paper,  foreign  securities and corporate bonds and notes.  These  instruments are often  restricted  securities because the securities are either  themselves  exempt from  registration or were sold in transactions not requiring registration, such as Rule 144A transactions.
Institutional investors generally will not seek to sell these instruments to the general  public,  but instead will often  depend on an  efficient  institutional market in which such  unregistered  securities  can be resold or on an  issuer's ability  to honor a demand  for  repayment.  Therefore,  the fact that there are contractual  or legal  restrictions  on resale to the general  public or certain institutions is not dispositive of the liquidity of such investments.

     Rule  144A  under  the  1933  Act  establishes  a "safe  harbor"  from  the registration  requirements of the 1933 Act for resales of certain  securities to qualified institutional buyers.  Institutional markets for restricted securities that exist or may  develop  as a result of Rule 144A may  provide  both  readily ascertainable  values for restricted  securities and the ability to liquidate an investment.  An insufficient number of qualified institutional buyers interested in purchasing Rule  144A-eligible  securities held by us, however,  could affect adversely the marketability of such portfolio  securities and we might be unable to dispose of such securities promptly or at reasonable prices.

     We may  also  invest  in  securities  that may not be  restricted,  but are thinly-traded.  Although  securities of certain MLPs trade on the New York Stock
Exchange  ("NYSE"),  the American Stock Exchange  ("AMEX"),  the NASDAQ National
Market or other  securities  exchanges or markets,  such  securities  may have a lower trading volume less than those of larger companies due to their relatively smaller  capitalizations.  Such  securities  may be difficult to dispose of at a fair price during times when we believe it is desirable to do so.  Thinly-traded securities  are also more  difficult to value and our  Advisor's  judgment as to value will often be given greater weight than market  quotations,  if any exist.
If market quotations are not available,  thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of capital in thinly-traded  securities  may restrict our ability to take  advantage of market opportunities.  The  risks  associated  with  thinly-traded  securities  may  be particularly  acute in situations in which our operations require cash and could result in us borrowing  to meet our short term needs or incurring  losses on the sale of thinly-traded securities

     Securities of Other Investment  Companies.  We may invest in the securities of  other  investment  companies,  including  registered  investment  companies, business  development  companies  and  exchange  traded  funds that have current income as an  investment  objective,  to the extent  that such  investments  are consistent with our investment objectives and policies and permissible under the
1940 Act. We will not invest in any investment  company  managed by our Advisor.
Under the 1940 Act,  we may not  acquire  the  securities  of other  domestic or
non-U.S.  investment companies,  if, as a result, (1) more than 10% of our total assets would be invested in securities of such  investment  companies,  (2) such purchase would result in more than 3% of the total outstanding voting securities of any one registered  investment  company being held by us, or (3) more than 5%
of our total assets would be invested in any one registered  investment company.
These  limitations  do not apply to the  purchase  of  shares of any  investment company as part of a merger,  consolidation,  reorganization  or  acquisition of substantially all the assets of another investment  company.  Investments in the securities of other investment  companies involve operating expenses and fees at the investment company level that are in addition to the expenses and fees borne by us and are borne indirectly by holders of our common shares.

     Covered  Call  Options.  We may also seek to  generate  income  from option premiums by writing  (selling)  covered call options on  securities,  indices or certain  ETFs that trade like common  stocks but seek to  replicate  such market indices.  Our ability to sell such call  options may be limited by  restrictions
imposed  on  our   operations   because  we  expect  to  seek  to  maintain  our
qualification as a RIC under the Code. A call option, upon payment of a premium, gives  the  purchaser  of the  option  the  right  to buy,  and the  seller  the obligation to sell, the underlying  security,  index or other  instrument at the exercise  price.  We may purchase or sell exchange  listed and  over-the-counter call options.

     We will write call options only if they are "covered." For example,  a call option written by us will require us to hold the securities  subject to the call or to segregate  cash or liquid  assets  sufficient  to purchase and deliver the securities if the call is  exercised.  A call

                                      S-6

option sold by us on an index will require us to own portfolio  securities  that correlate  with the index or to  segregate  cash or liquid  assets  equal to the excess of the index value over the exercise price on a current basis.

     The Company may sell call options on indices of securities. Call options on an index differ from call options on  securities  because (i) the exercise of an index  call  option  requires  cash  payments  and does not  involve  the actual purchase or sale of securities,  (ii) the holder of an index call option has the right to receive cash upon exercise of the call option if the level of the index upon which the option is based is greater  than the  exercise  price of the call option and (iii) index call  options  reflect  price-fluctuations  in a group of securities or segments of the securities  market rather than price  fluctuations in a single security.

     Non-U.S.  Dollar  Denominated  Securities.  We may  invest up to 50% of our total assets in non-U.S. dollar denominated securities.  These securities may be issued by  companies  organized  and  having  securities  traded on an  exchange outside the U.S. or may be securities of U.S.  companies that are denominated in the  currency of a different  country.  To the extent  possible,  we may seek to hedge against certain of the risks created by such investments.

     Temporary Investments and Defensive Investments.  Pending investment of the proceeds  of this  offering  (which we  anticipate  may take three to six months following the closing of this offering),  we expect to invest  substantially all of the net offering  proceeds in cash, cash  equivalents,  securities  issued or guaranteed by the U.S.  government or its  instrumentalities  or agencies,  high
quality  short-term  money  market  instruments,   short-term  debt  securities,
certificates  of  deposit,  bankers'  acceptances  and other  bank  obligations, commercial paper or other liquid fixed income securities.  We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not  limited  to,  holding a reserve  pending  payment of  distributions  or facilitating the payment of expenses and settlement of trades.

     In addition,  and although  inconsistent  with our  investment  objectives, under  adverse  market or economic  conditions,  we may invest 100% of our total assets in these securities.  The yield on these securities may be lower than the returns  on the  securities  in which we will  otherwise  invest  or  yields  on
lower-rated,   fixed-income  securities.  To  the  extent  we  invest  in  these securities on a temporary  basis or for defensive  purposes,  we may not achieve our investment objectives.

Investment Process and Due Diligence

     Our  Advisor's  securities  selection  process  includes  a  comparison  of quantitative,  qualitative,  and  relative  value  factors.  In  conducting  due diligence,  our  Advisor  uses  available  public  information  and  information obtained from its relationships with management teams,  vendors and suppliers to companies in which it might invest,  investment  bankers,  consultants and other advisors.  Although our Advisor  uses  research  provided by third  parties when available,  primary  emphasis is placed on  proprietary  analysis and  valuation
models   conducted  and   maintained  by  our  Advisor's   in-house   investment
professionals.

    The due diligence process followed by our Advisor's investment professionals is highly detailed and structured. Our Advisor seeks to exercise discipline with respect to company valuations and institute appropriate  structural  protections in our  investment  agreements.  After our  Advisor's  investment  professionals undertake  initial due  diligence of a  prospective  investment,  our  Advisor's investment  committee will  determine  whether to approve the initiation of more extensive  due  diligence  by  our  Advisor's  investment  professionals  if the potential  investment  is worth  pursuing.  At the  conclusion  of the diligence process, our Advisor's investment committee is informed of critical findings and conclusions. The due diligence process typically includes:

     •    review of historical and prospective financial information;

     •    review and analysis of financial models and projections;

     •    on-site visits;

     •    legal  reviews of the status of the potential  company's  title to any assets serving as collateral and liens on such assets;

     •    environmental diligence and assessments;

     •    interviews with  management,  employees,  customers and vendors of the prospective company;

     •    research relating to the prospective  company's  industry,  regulatory environment, products and services and competitors;

     •    review of financial, accounting and operating systems;

                                      S-7

     •    review of relevant  corporate,  partnership,  loan and other  material agreements;

     •    review of contingent liabilities; and

     •    research relating to the prospective company's  management,  including background and reference  checks using our Advisor's  industry contact base, commercial databases and other investigative sources.

     Additional due diligence with respect to any investment may be conducted on our behalf by our legal  counsel and  accountants,  as well as by other  outside advisors  and  consultants,  as  appropriate.  Upon  the  conclusion  of the due diligence process,  our Advisor's  investment  professionals  present a detailed investment proposal to our Advisor's  investment  committee.  The members of our
Advisor's  investment  committee  have an average of over 20 years of  financial investment experience.  All decisions to invest in a company must be approved by the unanimous decision of our Advisor's investment committee.

Investment Structure and Types of Investments

    Once our Advisor's  investment  committee has determined  that a prospective company is suitable for investment,  for those  transactions in which we may buy securities  in a  privately  negotiated  transaction,  we  will  work  with  the management of that company and its other capital providers, including senior and junior  debtholders  and equity  capital  providers,  if any,  to  structure  an investment.  We may negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio  company's capital structure.  The different types of securities in which we may invest are described above under "The Company - Portfolio Securities."

Monitoring Mezzanine Investments

     The  investment   professionals  of  our  Advisor  monitor  each  mezzanine
investment to determine progress relative to meeting the company's business plan and to assess the appropriate  strategic and tactical  courses of action for the company. This monitoring may be accomplished by attendance at Board of Directors meetings,  the review of  periodic  operating  reports  and  financial  reports, capital expenditure plans and periodic consultations with engineers, geologists, and  other  experts.  The  performance  of  each  mezzanine  investment  is also periodically  compared to the  performance  of similarly  sized  companies  with comparable  assets and  businesses.  Our  Advisor's  monitoring  activities  are expected  to provide it with the  necessary  access to monitor  compliance  with existing covenants, to enhance its ability to make qualified valuation decisions and to  assist  its  evaluation  of the  nature of the  risks  involved  in each individual  investment.  In addition,  these monitoring activities should permit our Advisor to diagnose and manage the common risks held by our total portfolio, such  as  sector  concentration,  exposure  to a  single  financial  sponsor  or sensitivity to a particular geographic market.

     As part of the monitoring  process,  our Advisor  continually  assesses the risk profile of each of our private company mezzanine investments and rates them on a scale of 1 to 3 based on the following categories:

     (1) The company is performing at or above  expectations  and the trends and risks are generally favorable to neutral.

     (2) The company is performing below  expectations and the investment's risk has increased materially since origination.  The company may generally be out of compliance  with  various  covenants  with its  lenders;  however,  payments are generally not more than 120 days past due.

     (3)  The  company  is  performing  materially  below  expectations  and the investment risk has substantially  increased since  origination.  Most or all of the company's  covenants are out of compliance,  and payments are  substantially delinquent.  The  investment is not expected to provide a full  repayment of the amount invested.

     These  ratings are used to guide our strategy for  adjusting  our portfolio and as valuable input in assessing the value of our investments.

Valuation Process

    We value our portfolio in accordance with U.S. generally accepted accounting principles  and  will  rely on  multiple  valuation  techniques,  reviewed  on a quarterly basis by our Board of Directors. Our Board of Directors is responsible for, and in executing its responsibility,  will undertake a multi-step valuation process each quarter, as described below:

                                      S-8

     •    Investment Team Valuation.  Each portfolio  company or investment will initially  be valued by the  investment  professionals  of our Advisor responsible for the portfolio  investment.  As a part of this process, materials will be prepared containing their supporting analysis.

     •    Investment  Committee  Valuation.  The  investment  committee  of  our
          Advisor will review the investment team valuation report and determine valuations to be considered by our Board of Directors.

     •    Independent Valuation Firm Activity. Our Board of Directors intends to retain an independent valuation firm to review, as requested from time to time by the independent directors, the valuation report provided by our Advisor's investment committee and to provide valuation assistance to our Board in our Board's determination as to whether the valuations are unreasonable.  The independent  valuation firm will only assess if our Advisor's investment  committee's  determination of the fair value of the  investments  does not appear to be  unreasonable.  The limited procedures that our Board of Directors  intends to ask the independent
          valuation  firm  to  perform  will  not  involve  an  audit,   review,
          compilation  or any other form of  examination  or  attestation  under generally accepted auditing standards.

     •    Final  Valuation  Determination.  Our Board of Directors will consider
          the   investment    committee    valuations,    including   supporting
          documentation  and the analysis of the  independent  valuation firm if applicable,  and a number of other factors in making its determination as to the  fair  value of each  investment  in our  portfolio  in good faith.

     Our  Board  of  Directors,  and  not the  independent  valuation  firm,  is ultimately responsible for determining the fair value of the investments in good faith.  The  independent  valuation firm will not be responsible for determining the fair value of any  individual  investment or portfolio of  investments.  The limited  procedures  performed  by  the  independent  valuation  firm,  will  be supplementary  to the  inquiries and  procedures  that our Board of Directors is required to undertake in determining  the fair value of the  investments in good faith.

Investment Policies

     We  seek  to  achieve   our   investment   objectives   by   investing   in
income-producing  debt and  equity  securities  of  companies  that our  Advisor believes offer attractive distribution rates.

     The following are our fundamental investment limitations set forth in their entirety. We may not:

     •    issue senior  securities,  except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

     •    borrow  money,  except as  permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

     •    make loans,  except by the purchase of debt  obligations,  by entering into  repurchase  agreements  or  through  the  lending  of  portfolio securities  and as  otherwise  permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

     •    invest  25% or more of our total  assets in any  particular  industry, except that we will  concentrate our assets in the group of industries constituting the power and energy sector;

     •    underwrite  securities issued by others,  except to the extent that we may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities held in our portfolio;

     •    purchase or sell real estate unless  acquired as a result of ownership of  securities  or other  instruments,  except  that we may  invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

     •    purchase or sell physical  commodities  unless acquired as a result of ownership  of  securities  or other  instruments,  except  that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

    We also have adopted the following nonfundamental policies:

                                      S-9

     •   Under normal circumstances, we plan to invest at least 80% of our total assets (including assets obtained through anticipated  leverage) in the securities  of companies  that derive a majority of their  revenue from power or energy operations;

     •   We may invest up to 100% of our total assets in  restricted  securities
         purchased  directly  from  issuers,   all  of  which  may  be  illiquid
         securities.

     •   We may invest up to 50% of our total assets in subordinated,  mezzanine or debt securities of private companies,  all of which will be illiquid securities.

     •    We will not invest more than 25% of our total assets in  securities of
          MLPs.

     •    We may  invest  up to  25% of our  total  assets  in  non-U.S.  dollar denominated securities.

     •    We may invest up to 25% of our total assets in covered call options.

     •    We will not invest more than 20% of our total assets in the securities of any single issuer.

     •    We will not engage in short sales.

     As used for the purpose of each nonfundamental investment policy above, the term "total assets"  includes assets  obtained  through  leverage.  Our Board of
Directors may change our nonfundamental  investment policies without stockholder approval and will provide notice to stockholders of material changes  (including notice  through  stockholder  reports).  However,  any  change in the  policy of investing at least 80% of our total assets  (including  assets obtained  through anticipated  leverage) in the  securities of companies that derive a majority of their revenue from power or energy  operations  requires at least 60 days' prior written  notice to  stockholders.  Unless  otherwise  stated,  these  investment restrictions  apply at the time of  purchase,  and we will  not be  required  to reduce a position due solely to market value fluctuations.

Portfolio Turnover

    Our  annual  portfolio  turnover  rate may vary  greatly  from year to year.
Although we cannot accurately  predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal  circumstances.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for
us.  A  higher  turnover  rate  results  in  correspondingly  greater  brokerage commissions and other transactional expenses that we bear.

Brokerage Allocation and Other Practices

    Subject to policies  established by our Advisor and approved by our Board of
Directors,  we do not  expect to execute  transactions  through  any  particular broker or dealer, but we will seek to obtain the best net results for us, taking
into  account  such  factors  as  price  (including  the  applicable   brokerage
commission  or  dealer  spread),  size of order,  difficulty  of  execution  and operational  facilities of the firm and the firm's risk and skill in positioning blocks of securities.  While we will generally seek reasonably competitive trade execution  costs,  we will not  necessarily  pay the lowest spread or commission available.  Subject to  applicable  legal  requirements,  we may select a broker based  partly on brokerage  or research  services  provided to us. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor  determines  in good faith that such  commission  is  reasonable  in relation to the services provided.

                                      S-10

                            MANAGEMENT OF THE COMPANY

Directors and Executive Officers

     Our  business and affairs are managed  under the  direction of our Board of
Directors.  Accordingly,  our Board of Directors provides broad supervision over our  affairs,  including  supervision  of the duties  performed  by our Advisor.
Certain employees of our Advisor are responsible for our day-to-day  operations.
The names and ages of our directors and executive officers,  together with their principal occupations and other affiliations during the past five years, are set forth below.  Each director and executive  officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law.  Unless  otherwise indicated,  the address of each director and  executive  officer is 10801 Mastin
Boulevard,  Suite 222,  Overland  Park,  Kansas  66210.  Our Board of  Directors
consists of a majority of directors who are not "interested persons" (as defined in the 1940 Act) of our Advisor or its affiliates ("Independent Directors"). The directors who are "interested persons" (as defined in the 1940 Act) are referred
to  as  "Interested   Directors."  Under  our  Articles  of  Incorporation  (the
"Charter"),  the Board of Directors is divided into three classes. Each class of directors will hold office for a three-year term.  However,  the initial members of  the  three  classes  have  initial  terms  of  one,  two  and  three  years, respectively. At each annual meeting of our stockholders,  the successors to the class of  directors  whose terms  expire at such meeting will be elected to hold office for a term  expiring at the annual  meeting of  stockholders  held in the third year following the year of their  election and until their  successors are duly elected and qualify.

                               Position(s) Held                                               Number of
                                with Company,                                               Portfolios in
                                Term of Office                                              Fund Complex    Other Board
                                and Length of              Principal Occupation              Overseen by     Positions
Name and Age                     Time Served              During Past Five Years             Director(1) Held by Director
------------------------------   -----------    -------------------------------------------------------------------------

Independent Directors

Conrad S. Ciccotello, 47.....  Class I          Tenured Associate  Professor of                  7              None
                               Director since   Risk  Management and Insurance,
                               2007             Robinson  College of  Business,
                                                Georgia    State     University
                                                (faculty  member  since  1999);
                                                Director of  Graduate  Personal
                                                Financial   Planning  Programs;
                                                Editor,   "Financial   Services
                                                Review," (an  academic  journal
                                                dedicated   to  the   study  of
                                                individual            financial
                                                management);  formerly, faculty
                                                member,    Pennsylvania   State
                                                University (1997-1999).

John R. Graham, 61...........  Class III        Executive-in-Residence      and                 7               Kansas State
                               Director since   Professor  of Finance,  College                                 Bank
                               2007             of   Business   Administration,
                                                Kansas  State  University  (has
                                                served   as  a   professor   or
                                                adjunct  professor since 1970);
                                                Chairman    of    the    Board,
                                                President   and   CEO,   Graham
                                                Capital    Management,    Inc.,
                                                primarily    a   real    estate
                                                development    and   investment
                                                company  and a venture  capital
                                                company;    Owner   of   Graham
                                                Ventures,  a business  services
                                                and   venture   capital   firm;
                                                formerly,   CEO,   Kansas  Farm
                                                Bureau   Financial    Services,
                                                including   seven    affiliated
                                                insurance or financial  service
                                                companies (1979-2000).

Charles E. Heath, 65.........  Class II         Retired   in  1999.   Formerly,                 7               None
                               Director since   Chief  Investment  Officer,  GE
                               2007             Capital's Employers Reinsurance
                                                Corporation        (1989-1999);
                                                Chartered   Financial   Analyst
                                                ("CFA") designation since 1974.

 Interested    Directors   and
  Officers(2)

H. Kevin Birzer, 47..........  Class III        Managing    Director   of   the                 7               None
                               Director and     Advisor  since  2002;  Partner,
                               Chairman of the  Fountain   Capital   Management
                               Board since 2007 ("Fountain            Capital")
                                                (1990-present); Vice President,
                                                Corporate  Finance  Department,
                                                Drexel     Burnham      Lambert
                                                (1986-1989);   formerly,   Vice
                                                President,  F. Martin  Koenig &
                                                Co., an  investment  management
                                                firm      (1983-

                                      S-11

                               Position(s) Held                                               Number of
                                with Company,                                               Portfolios in
                                Term of Office                                              Fund Complex    Other Board
                                and Length of              Principal Occupation              Overseen by     Positions
Name and Age                     Time Served              During Past Five Years             Director(1) Held by Director
------------------------------   -----------    -------------------------------------------------------------------------
                                                 1986);  CFA  designation  since
                                                 1988.

Terry C. Matlack, 51.........  Class II         Managing    Director   of   the                 7               None
                               Director and     Advisor  since 2002;  Full-time
                               Chief  Financial Managing Director,  Kansas City
                               Officer and      Equity Partners,  L.C. ("KCEP")
                               Assistant        (2001-2002);          formerly,
                               Treasurer since  President, GreenStreet Capital,
                               2007             a   private   investment   firm
                                                (1998-2001);   CFA  designation
                                                since 1985.

David J. Schulte, 46.........  President and    Managing    Director   of   the                 N/A             None
                               Chief Executive  Advisor  since 2002;  Full-time
                               Officer since    Managing     Director,     KCEP
                               2007             (1993-2002);   CFA  designation
                                                since 1992.

Zachary A. Hamel, 41.........  Senior Vice      Managing    Director   of   the                 N/A             None
                               President since  Advisor  since  2002;  Partner,
                               2007             Fountain                Capital
                                                (1997-present); CFA designation
                                                since 1998.

Kenneth P. Malvey, 42 .......  Senior Vice      Managing    Director   of   the                 N/A             None
                               President and    Advisor  since  2002;  Partner,
                               Treasurer since  Fountain Capital 2002-present);
                               2007             formerly,    Investment    Risk
                                                Manager   and   member  of  the
                                                Global  Office of  Investments,
                                                GE     Capital's      Employers
                                                Reinsurance         Corporation
                                                (1996-2002);   CFA  designation
----------                                      since 1996.

(1)    This number includes Tortoise Energy Infrastructure  Corporation ("TYG"),
       Tortoise  Energy  Capital  Corporation  ("TYY"),  Tortoise North American
       Energy  Corporation  ("TYN"),   Tortoise  Capital  Resources  Corporation
       ("TTO"),  two  privately-held  funds and the  Company.  Our Advisor  also serves  as  the  investment  advisor  to  TYG,  TYY,  TYN,  TTO  and  two privately-held funds.

(2)    As a result of their  respective  positions  held with the Advisor or its affiliates,  these individuals are considered "interested persons" within the meaning of the 1940 Act.

Audit and Valuation Committee

     Our Board of Directors has a standing  Audit and Valuation  Committee  that
consists  of  three  Independent   Directors  of  the  Company:  Mr.  Ciccotello
(Chairman),  Mr.  Graham,  and Mr. Heath.  The Audit and  Valuation  Committee's
function  is to select  an  independent  registered  public  accounting  firm to
conduct  the  annual  audit  of  our  financial  statements,   review  with  the
independent  registered public accounting firm the outline, scope and results of this annual audit,  review the investment  valuations  proposed by our Advisor's investment committee and review the performance and approval of all fees charged by the independent  registered public  accounting firm for audit,  audit-related and other professional  services. In addition, the Audit and Valuation Committee meets with the independent registered public accounting firm and representatives of management to review accounting  activities and areas of financial  reporting and control.  The Audit and  Valuation  Committee has at least one member who is deemed to be a financial expert and operates under a written charter approved by the Board of Directors. The Audit and Valuation Committee meets periodically, as necessary.

Nominating and Governance Committee

     We have a Nominating and Governance  Committee that consists exclusively of our three Independent Directors: Conrad S. Ciccotello, John R. Graham (Chairman)
and Charles E. Heath. The Nominating and Governance  Committee's function is to:
(1) identify  individuals  qualified to become Board  members,  consistent  with criteria  approved by our Board of  Directors,  and to recommend to the Board of
Directors the director  nominees for the next annual meeting of stockholders and to fill any  vacancies;  (2)  monitor  the  structure  and  membership  of Board committees;  (3) review issues and developments  related to corporate governance issues and develop and recommend to the Board of Directors corporate  governance guidelines and procedures to the extent necessary or desirable; (4) evaluate and make recommendations to the Board of Directors regarding director  compensation;
and (5) oversee the  evaluation of the Board of Directors.  The  Nominating  and
Governance Committee will consider stockholder  recommendations for nominees for membership to the Board of Directors so long as such recommendations are made in accordance with our Bylaws.

                                      S-12

Compliance Committee

     We have a  Compliance  Committee  that  consists  exclusively  of our three
Independent Directors: Conrad S. Ciccotello, John R. Graham and Charles E. Heath
(Chairman).  The  Compliance  Committee's  function  is  to  review  and  assess management's  compliance with applicable securities laws, rules and regulations, monitor  compliance  with our Code of Ethics,  and handle  other  matters as the
Board of Directors or committee chair deems appropriate.

Board Compensation

     Our  directors  and  officers  who are  interested  persons will receive no salary or fees from us. Each Independent  Director will receive from us a fee of
$2,000 (and reimbursement for related expenses) for each meeting of the Board of
Directors  or Audit and  Valuation  Committee  he or she  attends  in person (or
$1,000 for each Board of  Directors  or Audit and  Valuation  Committee  meeting attended  telephonically,  or for each  Audit and  Valuation  Committee  meeting attended  in  person  that is  held on the  same  day as a  Board  of  Directors meeting).  Independent  Directors also receive  $1,000 for each other  committee meeting  attended in person or  telephonically  (other than Audit and  Valuation
Committee  meetings).  The annual retainer of each Independent  Director and for the chairman of the Audit and  Valuation  Committee  will be  determined  by the
Board of Directors after completion of this offering.

     We do not  compensate  our officers.  No director or officer is entitled to receive  pension or  retirement  benefits  from us and no director  received any compensation from us other than in cash.

Our Advisor

     We have entered into an investment advisory agreement with Tortoise Capital
Advisors,  L.L.C., a registered  investment  advisor,  pursuant to which it will serve as our investment advisor.  Our Advisor was formed in October 2002 and has been managing  assets in portfolios of MLP securities in the energy sector since that time.  Our Advisor also manages the  investments  of TYG, TYY, TYN, TTO and
two  privately-held   funds,  all  of  which  are  non-diversified,   closed-end
management  investment  companies  and one of  which,  TTO,  has  elected  to be regulated as a BDC under the 1940 Act. As of May 31, 2007,  our Advisor  managed the assets of the following  publicly  traded closed end  management  investment companies:

                                                           Inception Targeted                                   Total Assets
        Company Name                    NYSE Ticker       Date                                 Investments  ($ in millions)
        ------------                    ----------    ----------- ---------------------------------------------------------
        Name                              Ticker
        Tortoise Energy Infrastructure                Feb. 2004   U.S. Energy Infrastructure,
          Corporation ..................TYG                       Primarily in Midstream MLPs                 $  1,393.6
        Tortoise Energy Capital                       May 2005    U.S. Energy Infrastructure,
          Corporation ..................TYY                       Primarily in Midstream MLPs                 $    985.5
        Tortoise North American Energy                Oct. 2005   Canadian and U.S. Energy,
          Corporation ..................TYN                       Upstream, Midstream and Downstream
                                                                  Companies                                   $    194.5
        Tortoise Capital Resources                    Dec. 2005   Privately held and Micro-Cap
          Corporation ..................TTO                       U.S. Energy -- Upstream, Midstream and
                                                                     Downstream Companies                     $    130.9

Our Advisor is controlled equally by KCEP and an affiliate of Fountain Capital.

     •    KCEP was formed in 1993 and until recently,  managed KCEP Ventures II,
          L.P. ("KCEP II"), a private equity fund with committed  capital of $55 million invested in a variety of companies in diverse industries. KCEP
          II wound up its  operations in late 2006,  has no remaining  portfolio investments and has distributed proceeds to its partners. KCEP I, L.P.
          ("KCEP I"), a start-up and  early-stage  venture capital fund launched in 1994 and previously  managed by KCEP,  also recently  completed the process of winding  down.  As a part of that  process,  KCEP I entered into a consensual order of receivership,  which was necessary to allow
          KCEP I to distribute its remaining $1.3 million of assets to creditors and the Small Business  Administration  ("SBA").  The consensual order
          acknowledged  a  capital   impairment   condition  and  the  resulting
          nonperformance  by KCEP I of its agreement with the SBA, both of which were violations of the provisions requiring repayment of capital under the  Small  Business  Investment  Act  of  1958  and  the  regulations thereunder.

                                      S-13

     •    Fountain Capital was formed in 1990 and focuses primarily on providing investment  advisory services to institutional  investors with respect to below  investment grade debt.  Fountain  Capital had  approximately
          $2.0 billion of client assets under management as of June 30, 2007, of which approximately $267 million was invested in 19 energy companies.

     •    Our Advisor was formed in 2002 by KCEP and Fountain Capital to provide portfolio management services in the energy  infrastructure  sector in advance of an investment of client funds in MarkWest Energy  Partners,
          L.P., a micro-cap  public natural gas processing and pipeline  company in the midstream segment of the energy infrastructure sector.

     Our Advisor has 25 full-time  employees,  including the five members of the investment committee of our Advisor.

Investment Committee

     Management of our portfolio is the  responsibility of our Advisor.  Each of our Advisor's  investment  decisions will be reviewed and approved for us by its investment committee,  which also acts as the investment committee for TYG, TYY,
TYN, TTO, and two privately-held  funds. Our Advisor's  investment  committee is comprised of its five Managing  Directors:  H. Kevin  Birzer,  Zachary A. Hamel,
Kenneth P.  Malvey,  Terry C. Matlack and David J.  Schulte.  The members of our
Advisor's  investment  committee  have an average of over 20 years of  financial investment  experience.  All decisions to invest in a portfolio  company must be approved by the unanimous decision of our Advisor's  investment  committee,  and any one member of our Advisor's  investment committee can require our Advisor to sell a security.  Biographical  information  about each member of our  Advisor's investment committee is set forth below.

Kevin Birzer

     Kevin  Birzer has been a Managing  Director of TCA since 2002 and is also a
Partner with Fountain Capital.  Mr. Birzer is Chairman of the Board and Director
of TYG, TYY, TYN, TTO and two privately-held funds each managed by our Advisor.

     Mr. Birzer, who joined Fountain Capital in 1990, has 23 years of investment experience  including 20 years in  high-yield  securities.  Mr. Birzer began his career with Peat Marwick. His subsequent experience includes three years working as a Vice  President for F. Martin  Koenig & Co.,  focusing on equity and option investments,  and three  years at Drexel  Burnham  Lambert,  where he was a Vice
President in the  Corporate  Finance  Department.  Mr. Birzer  graduated  with a
Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business  Administration  degree from New York University.  He earned his CFA designation in 1988.

Zachary Hamel

     Zachary Hamel has been a Managing Director of our Advisor since 2002 and is also a Partner  with  Fountain  Capital.  Mr.  Hamel also  serves as Senior Vice
President of TYG, TYY, TYN, TTO and two privately-held funds each managed by our
Advisor.

     Mr. Hamel joined Fountain Capital in 1997 and covered the energy, chemicals and utilities sectors. He earned his CFA designation in 1998.

Ken Malvey

     Ken  Malvey has been a  Managing  Director  of TCA since 2002 and is also a
Partner with Fountain  Capital.  Mr. Malvey also serves as Senior Vice President and Treasurer of TYG, TYY, TYN, TTO and two privately  held funds managed by our
Advisor.

     Prior to  joining  Fountain  Capital in 2002,  Mr.  Malvey was one of three members  of  the  Global  Office  of  Investments  for  GE  Capital's  Employers
Reinsurance  Corporation.  Most  recently,  he was the  Global  Investment  Risk
Manager for a portfolio of  approximately  $24 billion of  fixed-income,  public equity and alternative  investment assets. Before joining GE Capital in 1996, he was a Bank Examiner and Regional  Capital  Markets  Specialist with the FDIC for nine years.  Mr. Malvey  graduated  with a Bachelor of Science degree in Finance from Winona State  University,  Winona,  Minn. He earned his CFA  designation in
1996.

Terry Matlack

     Terry  Matlack has been a Managing  Director of our Advisor  since 2002 and serves as Chief Financial Officer, Director and Assistant Treasurer of TYG, TYY,
TYN, TTO and two privately-held funds each managed by our Advisor.

     From 2001 to 2002, Mr. Matlack was a full-time  Managing  Director at KCEP.
Prior to joining KCEP, Mr. Matlack was President of GreenStreet  Capital and its
affiliates in the  telecommunications  service  industry.  Mr.  Matlack has also
served  as  the   Executive   Vice

                                      S-14

President and a board member of W.K.  Communications,  Inc., a cable  television acquisition  company,  and Chief Operating Officer of W.K. Cellular,  a cellular rural service area operator. He earned his CFA designation in 1985.

David Schulte

     David  Schulte has been a Managing  Director of our Advisor  since 2002 and serves as Chief  Executive  Officer and  President  of TYG,  TYY,  TYN,  and two
privately held funds each managed by our Advisor, and Chief Executive Officer of
TTO.

     Previously, Mr. Schulte was a full-time Managing Director at KCEP from 1993 to 2002, where he led private  financing for two growth MLPs. Mr. Schulte served on the Board of Directors of Inergy,  LP, a propane gas MLP,  from 2001 to 2004.
Before  joining  KCEP,  he spent  five  years  as an  investment  banker  at the predecessor  of  Oppenheimer  & Co.,  Inc. He is a certified  public  accountant
("CPA") and also earned his CFA designation in 1992.

     The following table provides  information  about the other accounts managed on a day-to-day basis by each member of our Advisor's investment committee as of
May 31, 2007:

                                                                       Number of   Total Assets
                                                                       Accounts     of Accounts
                                                          Total        Paying a      Paying a
                                         Number of      Assets of     Performance   Performance
                                         Accounts       Accounts          Fee           Fee
                                         ---------      ---------     -----------  -------------
H. Kevin Birzer
 Registered investment companies..............3    $   2,573,548,763       0
 Other pooled investment vehicles.............5    $     313,624,987       1     $    130,900,833
 Other accounts.............................195    $   2,109,189,577       0
Zachary A. Hamel
 Registered investment companies..............3    $   2,573,548,763       0
 Other pooled investment vehicles.............5    $     313,624,987       1     $    130,900,833
 Other accounts.............................195    $   2,109,189,577       0
Kenneth P. Malvey
 Registered investment companies..............3    $   2,573,548,763       0
 Other pooled investment vehicles.............5    $     313,624,987       1     $    130,900,833
 Other accounts.............................195    $   2,109,189,577       0
Terry C. Matlack
 Registered investment companies..............3    $   2,573,548,763       0
 Other pooled investment vehicles.............1    $     130,900,833       1     $    130,900,833
 Other accounts.............................175    $     243,122,513       0
David J. Schulte
 Registered investment companies..............3    $   2,573,548,763       0
 Other pooled investment vehicles.............1    $     130,900,833       1     $    130,900,833
 Other accounts.............................175    $     243,122,513       0

     None of Messrs.  Birzer,  Hamel,  Malvey,  Matlack and Schulte receives any direct  compensation  from us or any other of the managed accounts  reflected in the table  above.  All such  accounts  are  managed by our  Advisor or  Fountain
Capital.  All  members  of our  Advisor's  investment  committee  are  full-time employees  of our  Advisor  and  receive a fixed  salary for the  services  they provide.  Each of Messrs.  Birzer,  Hamel,  Malvey,  Matlack  and Schulte own an
equity  interest in either  KCEP or  Fountain  Capital,  the two  entities  that control our Advisor,  and each thus benefits from increases in the net income of our Advisor.

Conflicts of Interests

     Our  Advisor has a conflict of  interest  in  allocating  potentially  more favorable  investment  opportunities  to other  funds and  clients  that pay our
Advisor an incentive or  performance  fee.  Performance  and incentive fees also create the incentive to allocate  potentially  riskier,  but potentially  better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Advisor may also have an incentive to make investments in one fund,  having the effect of  increasing  the value of a security in the same issuer held by another fund,  which in turn may result in an incentive fee being paid to our  Advisor by that other fund.  Our  Advisor  has  written  allocation policies and procedures  that it will follow in addressing  any conflicts.  When two or more clients advised by our Advisor or its affiliates seek to purchase or sell the same  securities,  the  securities  actually  purchased or sold will be allocated  among the clients on a good faith  equitable  basis by our Advisor in its discretion and in accordance  with each client's

                                      S-15

investment objectives and our Advisor's  procedures.  In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in large volume transactions may produce better execution for us.

     Our Advisor  will  evaluate a variety of factors in  determining  whether a particular investment  opportunity or strategy is appropriate and feasible for a relevant client account at a particular time, including, but not limited to, the following:  (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account;  (iii) the availability of the opportunity  (i.e.,  size of obtainable  position);  (iv) the transaction  costs involved;  and (v) the  investment or regulatory  limitations  applicable to the particular  entity or  account.  Because  these  considerations  may differ when applied  to us  and  other  relevant  client  accounts  in  the  context  of any
particular  investment   opportunity,   our  investment  activities  may  differ
considerably from those of other clients of our Advisor.

     Situations  may  occur  when  we  could  be  disadvantaged  because  of the investment  activities  conducted  by our Advisor and its  affiliates  for their other  accounts.  Such  situations  may be based on,  among  other  things,  the following:  (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our or their position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position;
or (3) limits on co-investing  in private  placement  securities  under the 1940
Act. Our investment  opportunities may be limited by affiliations of our Advisor or its affiliates with power and energy companies.

     Under the 1940 Act, we and our affiliated companies are generally precluded from  co-investing  in negotiated  private  placements of securities.  Except as permitted by law, our Advisor will not  co-invest its other  clients'  assets in negotiated  private  transactions  in  which we  invest.  To the  extent  we are precluded  from  co-investing,  our Advisor  will  allocate  private  investment opportunities  among  its  clients,  including  but  not  limited  to us and our affiliated  companies,  based on  allocation  policies  that take  into  account several suitability factors,  including the size of the investment  opportunity, the amount each client has available for investment and the client's  investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

Indemnification of Directors and Officers

    Maryland  law  permits a Maryland  corporation  to include in its  charter a
provision   limiting  the  liability  of  its  directors  and  officers  to  the corporation  and  its  stockholders  for  money  damages  except  for  liability resulting  from (a) actual  receipt of an  improper  benefit or profit in money,
property  or  services  or  (b)  active  and  deliberate   dishonesty  which  is
established by a final  judgment as being  material to the cause of action.  The
Charter  contains such a provision  which  eliminates  directors'  and officers'
liability to the maximum extent permitted by Maryland law and the 1940 Act.

    The Charter  authorizes  the  Company,  to the maximum  extent  permitted by
Maryland law and the 1940 Act, to obligate  itself to  indemnify  any present or former director or officer or any individual who, while a director or officer of the  Company  and at the request of the  Company,  serves or has served  another corporation,  real estate investment trust,  partnership,  joint venture, trust, employee  benefit plan or other  enterprise as a director,  officer,  partner or trustee, from and against any claim or liability to which that person may become subject  or which that  person may incur by reason of his or her  service in any such capacity and to pay or reimburse his or her reasonable  expenses in advance of final  disposition of a proceeding.  The Bylaws obligate the Company,  to the maximum  extent  permitted by Maryland  law and the 1940 Act, to  indemnify  any present or former director or officer or any individual who, while a director of the  Company  and at the request of the  Company,  serves or has served  another corporation,  real estate investment trust,  partnership,  joint venture, trust, employee  benefit plan or other  enterprise as a director,  officer,  partner or trustee and who is made, or threatened to be made, a party to the  proceeding by reason of his or her  service in that  capacity  from and  against  any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the
Company and to pay or  reimburse  his or her  reasonable  expenses in advance of final  disposition  of a  proceeding.  The  Charter  and Bylaws  also permit the
Company to indemnify and advance expenses to any person who served a predecessor of the  Company in any of the  capacities  described  above and any  employee or agent of the Company or a predecessor of the Company.

    Maryland law requires a corporation  (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been  successful  in the  defense  of any  proceeding  to which  he is made,  or threatened  to be made,  a party by  reason  of his  service  in that  capacity.
Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable  expenses actually incurred by them in connection with any proceeding to which they may be made,  or threatened to be made, a party by reason of their service in those or other  capacities  unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the  proceeding  and (1) was  committed  in bad  faith or (2) was the  result of active and deliberate dishonesty,  (b) the director or officer actually received an improper  personal benefit in money,  property or services or (c) in the case of any  criminal  proceeding,  the director or officer had  reasonable  cause to believe that the act or omission was unlawful.  However,  under  Maryland law, a
Maryland  corporation may not indemnify for an

                                      S-16

adverse  judgment  in a suit  by or in the  right  of the  corporation  or for a judgment  of  liability  on the  basis  that  personal  benefit  was  improperly received, unless in either case a court orders indemnification and then only for expenses. In addition,  Maryland law permits a corporation to advance reasonable expenses  to a  director  or  officer  upon the  corporation's  receipt of (a) a written  affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written  undertaking  by him or on his behalf to repay the amount paid or  reimbursed  by the  corporation  if it is  ultimately  determined  that  the standard of conduct was not met.

Code of Ethics

    The Company and the Advisor  have each  adopted a Code of Ethics  under Rule
17j-1 of the 1940  Act,  which is  applicable  to the  officers,  directors  and designated employees of the Company and the Advisor (collectively, the "Codes").
Subject to certain limitations,  the Codes permit those officers,  directors and designated  employees of the Company and the Advisor (the "Covered  Persons") to
invest in securities,  including securities that may be purchased or held by the
Company. The Codes contain provisions and requirements  designed to identify and address certain conflicts of interest between personal investment  activities of
Covered  Persons and the  interests of investment  advisory  clients such as the
Company.  Among other things,  the Codes prohibit  certain types of transactions absent prior approval,  imposes time periods during which personal  transactions may not be made in certain  securities,  and  requires  submission  of duplicate broker  confirmations  and  statements  and  quarterly  reporting of  securities transactions.  Exceptions  to these  and  other  provisions  of the Codes may be granted in particular circumstances after review by appropriate personnel.

    The Codes can be reviewed and copied at the SEC's Public  Reference  Room in
Washington,  D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202)  942-8090.  The Codes are also available on the EDGAR  Database on the SEC's  Internet site at  http://www.sec.gov,  and, upon payment of a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov  or by writing the SEC's Public Reference  Section,
Washington, D.C. 20549-0102.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Advisor is responsible  for decisions to buy and sell securities for the
Company, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions.  When the Company purchases securities  listed on a stock  exchange,  those  transactions  will be  effected through brokers who charge a commission for their services. The Company also may invest in securities that are traded principally in the over-the-counter market.
In the over-the-counter market, securities generally are traded on a "net" basis with  dealers  acting  as  principal  for their  own  accounts  without a stated
commission,  although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s).  The  Company  will  also  purchase  securities  including  debt  and mezzanine  securities  directly from an issuer,  in which case no commissions or discounts will be paid.

    Payments of commissions to brokers who are affiliated persons of the Company
(or  affiliated  persons of such persons)  will be made in accordance  with Rule
17e-1  under  the  1940  Act.  Commissions  paid on such  transactions  would be commensurate  with the  rate of  commissions  paid on  similar  transactions  to brokers that are not so affiliated.

    The Advisor  may,  consistent  with the  interests  of the  Company,  select brokers on the basis of the  research,  statistical  and pricing  services  they provide  to  the  Company  and  the  Advisor's  other  clients.  Such  research, statistical and pricing services must provide lawful and appropriate  assistance to the Advisor's investment  decision-making process in order for such research, statistical and pricing  services to be considered by the Advisor in selecting a broker.  These research services may include  information on securities markets, the economy,  individual companies,  pricing information,  research products and services  and such  other  services  as may be  permitted  from  time to time by
Section 28(e) of the Exchange Act.  Information and research  received from such brokers will be in addition to, and not in lieu of, the services  required to be performed by the Advisor under its contract.  A commission  paid to such brokers may be higher than that which  another  qualified  broker would have charged for effecting the same  transaction,  provided  that the Advisor  determines in good faith that such  commission is reasonable in terms either of the  transaction or the overall  responsibility  of the Advisor to the Company and its other clients and that  the  total  commissions  paid by the  Company  will be  reasonable  in relation to the benefits to the Company over the  long-term.  The advisory  fees that the Company pays to the Advisor will not be reduced as a consequence of the
Advisor's  receipt of  brokerage  and  research  services.  To the  extent  that
portfolio   transactions  are  used  to  obtain  such  services,  the  brokerage commissions  paid by the Company will exceed those that might  otherwise be paid by an amount which cannot be presently  determined.  Such services generally may be  useful  and of value to the  Advisor  in  serving  one or more of its  other clients and,  conversely,  such services  obtained by the placement of brokerage business of other clients  generally  would be useful to the Advisor in carrying out its  obligations  to the  Company.  While such  services are not expected to reduce the  expenses  of the  Advisor,  the  Advisor  would,  through use of the services,  avoid the  additional  expenses  that would be  incurred if it should attempt to develop comparable information through their own staff.

                                      S-17

    One or more of the other  investment  companies or accounts that the Advisor manages may own from time to time some of the same  investments  as the Company.
Investment  decisions for the Company are made independently from those of other investment  companies  or  accounts;  however,  from  time  to  time,  the  same investment  decision may be made for more than one company or account.  When two or more companies or accounts seek to purchase or sell the same securities,  the securities  actually purchased or sold will be allocated among the companies and accounts on a good faith  equitable  basis by the Advisor in its  discretion  in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the
Company. In other cases,  however,  the ability of the Company to participate in volume  transactions  may produce  better  execution for the Company.  It is the opinion of the Company's Board of Directors that this  advantage,  when combined with the other benefits  available due to the Advisor's  organization,  outweigh any  disadvantages  that  may be said to exist  from  exposure  to  simultaneous transactions.

    It is not the Company's policy to engage in transactions  with the objective of seeking  profits  from  short-term  trading.  It is expected  that the annual portfolio  turnover  rate of the  Company  will be less than 30%.  Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased costs, including brokerage  commissions,  dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                          DESCRIPTION OF CAPITAL STOCK

     We are authorized to issue up to 100,000,000 shares of common stock, $0.001 par value per share, and up to 10,000,000 shares of preferred stock,  $0.001 par value per share.  Upon  completion of this offering,  we will have of our common shares issued and outstanding. Our Board of Directors may, without any action by our  stockholders,  amend our Charter  from time to time to increase or decrease the aggregate  number of shares of stock or the number of shares of stock of any class or series  that we have  authority  to issue.  In  addition,  our  Charter authorizes our Board of Directors,  without any action by our  stockholders,  to classify and  reclassify  any unissued  common shares and preferred  shares into other  classes or series of stock from time to time by setting or  changing  the
preferences,   conversion  or  other  rights,   voting   powers,   restrictions,
limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series.  Although there is no present intention  of doing so, we could  issue a class or  series of stock  that  could delay,  defer or  prevent  a  transaction  or a change  in  control  that  might otherwise  be in our  stockholders'  best  interests.  Under  Maryland  law, our stockholders are generally not liable for our debts or obligations.

     The following  table provides  information  about our  outstanding  capital stock upon completion of this offering (assuming the underwriter's overallotment option is not exercised):

                                              Number of Shares
                              Number of          Held by the        Number of
                               Shares          Company or for        Shares
Title of Class               Authorized          its Account       Outstanding
--------------               ----------       ----------------     -----------

Common Stock.................100,000,000             0
Preferred Stock...............10,000,000             0                  0

Common Shares

     All common shares offered by this prospectus will be duly authorized, fully paid and nonassessable.  Our stockholders are entitled to receive  distributions if and when  authorized  by our Board of  Directors  and  declared  by us out of assets legally available for the payment of distributions.  Our stockholders are also entitled to share ratably in the assets legally  available for distribution to our  stockholders  in the event of  liquidation,  dissolution  or winding up, after  payment of or adequate  provision  for all known  debts and  liabilities.
These rights are subject to the preferential rights of any other class or series of our capital stock.

     In the event that we have preferred shares  outstanding,  and so long as we remain  subject  to the 1940  Act,  holders  of our  common  shares  will not be entitled to receive any net income of, or other  distributions  from,  us unless all  accumulated  dividends  on  preferred  shares  have been paid and the asset coverage (as defined in the 1940 Act) with  respect to preferred  shares and any outstanding debt is at least 200% after giving effect to such distributions.

     Each  outstanding  common  share  entitles  the  holder  to one vote on all matters  submitted  to a vote of our  stockholders,  including  the  election of directors. The presence of the holders of shares of our stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of our stockholders.  Our Charter provides that, except as otherwise provided in our  Bylaws,  each  director  shall be  elected by the  affirmative  vote of the holders of a majority of the shares of stock  outstanding  and  entitled to vote thereon.  Our Bylaws  provide that each director shall be elected by a plurality of all the votes cast at a meeting of  stockholders  duly

                                      S-18

called and at which a quorum is present.  There is no  cumulative  voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a majority of the outstanding shares of capital stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting.  Pursuant to our Charter and Bylaws,  our Board of
Directors may amend the Bylaws to alter the vote required to elect directors.

     Holders of our common  shares  have no  preference,  conversion,  exchange, sinking fund,  redemption or appraisal  rights and have no preemptive  rights to subscribe  for any of our  securities.  All of our common shares will have equal dividend, liquidation and other rights. Holders of common shares are entitled to share ratably in the assets legally  available for  distribution to stockholders in the event of  liquidation,  dissolution  or winding up of the Company,  after payment of or  adequate  provision  for all known debts and  liabilities.  These rights are  subject to the  preferential  rights of any other class or series of the Company's capital stock.

     The Charter provides for approval of certain extraordinary  transactions by the  stockholders  entitled to cast at least a majority of the votes entitled to be cast on the matter.  The Charter also  provides  that any proposal to convert the Company  from a  closed-end  investment  company to an  open-end  investment company or any  proposal to  liquidate  or dissolve  the  Company  requires  the approval of the  stockholders  entitled to cast at least 80 percent of the votes entitled to be cast on such matter.  However,  if such a proposal is approved by at least two-thirds of the continuing  directors (in addition to approval by the full Board of  Directors),  such  proposal  may be approved by a majority of the votes entitled to be cast on such matter,  each voting as a separate class.  The
"continuing  directors"  are defined in the Charter as the current  directors as well as those  directors  whose  nomination for election by the  stockholders or whose  election by the directors to fill  vacancies is approved by a majority of continuing directors then on the Board of Directors.

      Under the rules of the NYSE  applicable to listed  companies,  the Company normally  will be required  to hold an annual  meeting of  stockholders  in each fiscal year.  If the Company is  converted to an open-end  company or if for any other reason the shares are no longer listed on the NYSE (or any other  national securities exchange the rules of which require annual meetings of stockholders), the Company may decide not to hold annual meetings of stockholders.

      The Company has no present intention of offering additional Common Shares, except as described herein and under the Dividend  Reinvestment Plan, as amended from time to time.

       Other offerings of common stock,  if made,  will require  approval of the
Board of Directors and will be subject to the  requirement  of the 1940 Act that common stock may not be sold at a price below the  then-current net asset value,
exclusive  of  underwriting   discounts  and  commissions,   except  in  limited
circumstances including in connection with an offering to existing stockholders.

Preferred Shares

     We may,  but are not required to,  issue  preferred  shares.  As long as we remain  subject to the 1940 Act at the time of a preferred  share  offering,  we will be subject to the 1940 Act restriction  that currently limits the aggregate liquidation preference of all outstanding preferred stock to 50% of the value of our total  assets less our  liabilities  and  indebtedness.  We also believe the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

     As long as we are  subject to the 1940 Act,  the  holders of any  preferred shares,  voting  separately as a single  class,  will have the right to elect at least  two  members  of our  Board of  Directors  at all  times.  The  remaining directors  will be  elected by holders  of common  shares and  preferred  stock, voting together as a single class. In addition,  subject to the prior rights, if any,  of the holders of any other class of senior  securities  outstanding,  the holders of any  preferred  stock will have the right to elect a majority  of the directors at any time accumulated dividends on any preferred stock have not been paid for at least two years. The 1940 Act also requires that, in addition to any approval by stockholders  that might otherwise be required,  the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class,  would  be  required  to  adopt  any plan of  reorganization  that  would adversely affect the preferred stock. See "Certain Provisions of Our Charter and
Bylaws and the Maryland  General  Corporation  Law." As a result of these voting rights,  our ability to take any such  actions may be impeded to the extent that any of our preferred shares are outstanding.

     The  affirmative  vote of the  holders  of a  majority  of the  outstanding preferred shares,  voting as a separate class, will be required to amend,  alter or repeal  any of the  preferences,  rights or powers of  holders  of  preferred shares so as to affect  materially  and adversely  such  preferences,  rights or powers.  The class vote of holders of preferred  shares  described above will in each case be in addition to any other vote  required to authorize  the action in question.

     The terms of the preferred shares, if issued,  are expected to provide that
(i) they are  redeemable in whole or in part at the original  purchase price per share plus accrued dividends per share, (ii) we may tender for or repurchase our preferred shares and (iii) we may subsequently resell any shares so tendered for or repurchased  by us. Any  redemption or purchase of our preferred  shares will reduce the leverage  applicable  to our common  shares,  while any resale of our preferred shares will increase that leverage.

                                      S-19

     The  discussion  above  describes  the possible  offering of our  preferred shares.  If our Board of Directors  determines to proceed with such an offering, the terms of our  preferred  shares may be the same as, or different  from,  the terms described above,  subject to applicable law and our Charter.  Our Board of
Directors,  without  the  approval  of the  holders  of our common  shares,  may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of our preferred shares to be offered.

     The  information  contained under this heading is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

                CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS AND
                      THE MARYLAND GENERAL CORPORATION LAW

     The following  description of certain  provisions of our Charter and Bylaws is only a summary. For a complete  description,  please refer to our Charter and
Bylaws that have been filed as exhibits to our registration statement.

     Our  Charter  and Bylaws  include  provisions  that could  delay,  defer or prevent other  entities or persons from  acquiring  control of us, causing us to engage in certain transactions or modifying our structure. These provisions, all of which are summarized  below, may be regarded as  "anti-takeover"  provisions.
Such provisions could limit the ability of our stockholders to sell their shares at a premium over the  then-current  market prices by discouraging a third party from seeking to obtain  control of us. In addition to these  provisions,  we are incorporated  in Maryland  and  therefore  expect to be subject to the  Maryland
Control  Share  Acquisition  Act and the Maryland  General  Corporation  Law. In
addition,  certain  provisions  of the 1940 Act may serve to  discourage a third party from seeking to obtain control of us.

Number and Classification of our Board of Directors; Election of Directors

     Our  Charter  and  Bylaws  provide  that the  number  of  directors  may be established only by our Board of Directors  pursuant to the Bylaws,  but may not be less than one. Our Bylaws  provide  that the number of  directors  may not be greater than nine.  Pursuant to our  Charter,  our Board of Directors is divided into three  classes:  Class I, Class II and Class III. The term of each class of directors  expires in a different  successive year. Upon the expiration of their term,  directors  of each class are  elected to serve for  three-year  terms and until their successors are duly elected and qualified. Each year, only one class of directors  will be elected by the  stockholders.  The  classification  of our
Board of Directors  should help to assure the  continuity  and  stability of our strategies and policies as determined by our Board of Directors.

     Our  classified  board could have the effect of making the  replacement  of incumbent  directors  more  time-consuming  and  difficult.  At least two annual meetings of our  stockholders,  instead of one,  will  generally  be required to
effect  a  change  in  a  majority  of  our  Board  of  Directors.   Thus,   the
classification  of our Board of Directors  could  increase the  likelihood  that incumbent  directors will retain their positions and may delay, defer or prevent a change in control of our Board of  Directors,  even though a change in control might be in the best interests of our stockholders.

Vacancies on Board of Directors; Removal of Directors

     Our Charter provides that we have elected to be subject to the provision of
Subtitle 8 of Title 3 of the Maryland  General  Corporation  Law  regarding  the filling of vacancies on our Board of  Directors.  Accordingly,  except as may be provided by our Board of  Directors  in setting the terms of any class or series of preferred  shares,  any and all  vacancies  on our Board of Directors  may be filled only by the affirmative vote of a majority of the remaining  directors in office,  even if the  remaining  directors do not  constitute a quorum,  and any director  elected to fill a vacancy  shall serve for the  remainder  of the full term of the  directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

     The Charter provides that,  subject to the rights of holders of one or more classes of our  preferred  stock,  a director  may be removed only for cause and only by the affirmative  vote of at least two-thirds of the votes entitled to be cast in the election of our  directors.  This  provision,  when coupled with the provisions  in our Charter and Bylaws  regarding the filling of vacancies on our
Board  of  Directors,   precludes  our  stockholders  from  removing   incumbent
directors,  except for cause and by a substantial  affirmative vote, and filling the vacancies created by the removal with nominees of our stockholders.

                                      S-20

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

     Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter,  merge,  sell all or substantially  all of its assets,  engage in a share exchange or engage in similar  transactions outside the ordinary course of business,  unless approved by the affirmative  vote of stockholders  entitled to cast at  least  two-thirds  of the  votes  entitled  to be  cast on the  matter.
However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.  Our Charter generally  provides for approval of  Charter  amendments  and  extraordinary  transactions  by  the  stockholders entitled  to cast at least a majority  of the votes  entitled  to be cast on the matter.

     Our Charter and Bylaws  provide that the Board of  Directors  will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

     Our  Bylaws  provide  that  with  respect  to  an  annual  meeting  of  our stockholders,  nominations of persons for election to our Board of Directors and the proposal of business to be considered by our  stockholders  may be made only
(i)  pursuant to our notice of the meeting,  (ii) by or at the  direction of our
Board of  Directors  or (iii) by a  stockholder  who is  entitled to vote at the meeting and who has complied with the advance  notice  procedures of our Bylaws.
With  respect  to  special  meetings  of our  stockholders,  only  the  business specified  in our  notice of the  meeting  may be brought  before  the  meeting.
Nominations  of persons  for  election  to our Board of  Directors  at a special meeting may be made only (i) pursuant to our notice of the  meeting,  (ii) by or at the  direction of our Board of Directors,  or (iii) by a  stockholder  who is entitled  to vote at the meeting and who has  complied  with the advance  notice provisions of our Bylaws,  provided  that our Board of Directors has  determined that directors will be elected at such special meeting.

Limitation  of  Liability  of  Directors  and  Officers;   Indemnification   and
Advancement of Expenses

     Maryland  law  permits a Maryland  corporation  to include in its charter a
provision   limiting  the  liability  of  its  directors  and  officers  to  the corporation  and  its  stockholders  for  money  damages  except  for  liability resulting  from (i) actual  receipt of an  improper  benefit or profit in money, property or services or (ii) active and deliberate  dishonesty  established by a final  judgment as being material to the cause of action.  Our Charter  contains such a provision  which  eliminates  directors'  and officers'  liability to the maximum extent  permitted by Maryland law,  subject to the  requirements  of the
1940 Act.

     Our  Charter  authorizes  us, and our Bylaws  obligate  us, to the  maximum extent  permitted  by Maryland law and subject to the  requirements  of the 1940
Act, to indemnify  any present or former  director or officer or any  individual who,  while a  director  or  officer  and at our  request,  serves or has served another corporation,  real estate investment trust, partnership,  joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the  proceeding by reason of his or her service in any such  capacity from and against any claim or  liability  to which that person may become  subject or which that person may incur  by  reason  of his or her  service  in any  such  capacity  and to pay or reimburse  their  reasonable  expenses  in  advance  of final  disposition  of a
proceeding.   Our  obligation  to  indemnify  any  director,  officer  or  other individual,  however,  is limited  by the 1940 Act and  Investment  Company  Act
Release No. 11330, which, among other things,  prohibit us from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless  disregard of applicable  obligations  and duties of the  directors, officers or other  individuals  and require us to set forth  reasonable and fair means for determining whether indemnification shall be made.

     Maryland law requires a corporation (unless its charter provides otherwise, which our  Charter  does not) to  indemnify  a director  or officer who has been successful  in the  defense  of any  proceeding  to which he or she is made,  or threatened to be made, a party by reason of his or her service in that capacity.
Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable  expenses actually incurred by them in connection with any proceeding to which they may be made,  or threatened to be made, a party by reason of their service in those or other  capacities  unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the  proceeding  and (1) was  committed  in bad  faith or (2) was the  result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any  criminal  proceeding,  the director or officer had  reasonable  cause to believe that the act or omission was unlawful.  However,  under  Maryland law, a
Maryland  corporation may not indemnify for an adverse  judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation  to advance  reasonable  expenses to a director or officer  upon the corporation's receipt of (i) a written affirmation by the director or officer of his or her good  faith  belief  that he or she has met the  standard  of conduct necessary for  indemnification by the corporation and (ii) a written undertaking by him or her or on his or her

                                      S-21

behalf  to repay the  amount  paid or  reimbursed  by the  corporation  if it is ultimately determined that the standard of conduct was not met.

     These  provisions do not limit or eliminate our rights or the rights of any of our  stockholders  to  seek  nonmonetary  relief  such  as an  injunction  or rescission  in the event any of our  directors  or officers  breaches his or her duties.  These  provisions  will not alter the  liability  of our  directors  or officers under federal securities laws.

Control Share Acquisitions

     We are covered by the Maryland Control Share  Acquisition Act (the "Control
Share  Act"),  which  provides  that  control  shares of a Maryland  corporation acquired in a control  share  acquisition  have no voting  rights  except to the extent  approved by a vote of two-thirds of the votes entitled to be cast on the matter.  Shares owned by the  acquirer,  and by officers or by directors who are employees of the  corporation  are excluded from shares  entitled to vote on the matter.  Control shares are voting shares of stock that, if aggregated  with all other  shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the  exercise of voting  power  (except  solely by virtue of a revocable  proxy),  would  entitle the  acquirer to exercise  voting power in electing directors within one of the following ranges of voting power:

     •   one-tenth or more but less than one-third;

     •   one-third or more but less than a majority; or

     •   a majority or more of all voting power.

     The requisite  stockholder  approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring  person is then entitled to vote as a result of having previously  obtained  stockholder  approval.  A control share acquisition means the acquisition of control shares, subject to certain exceptions.

     A person who has made or proposes to make a control share  acquisition  may compel the board of directors of the  corporation  to call a special  meeting of stockholders  to be held within 50 days of demand to consider the voting  rights of the shares.  The right to compel the calling of a special  meeting is subject to the satisfaction of certain  conditions,  including an undertaking to pay the expenses of the meeting.  If no request for a meeting is made,  the  corporation may present the question at any stockholders meeting.

     If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute,  then the  corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right to repurchase control shares is subject to certain conditions and limitations. Fair value is  determined,  without  regard to the  absence of voting  rights for the control  shares,  as of the date of the last control  share  acquisition  by the acquirer or of any  meeting of  stockholders  at which the voting  rights of the shares are considered and not approved.  If voting rights for control shares are approved at a stockholders  meeting and the acquirer  becomes entitled to vote a majority of the shares  entitled to vote,  all other  stockholders  may exercise appraisal  rights.  The fair value of the shares as  determined  for purposes of appraisal  rights may not be less than the  highest  price per share paid by the acquirer in the control share acquisition.

     The  Control  Share Act does not apply (i) to shares  acquired in a merger, consolidation  or share exchange if we are a party to the transaction or (ii) to acquisitions approved or exempted by our Charter or Bylaws.

     Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision  will not be otherwise  amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share
Act  only if our  Board  of  Directors  determines  that it would be in our best interests and if the staff of the SEC does not object to our determination  that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

     We are covered by the  Maryland  Business  Combination  Act (the  "Business
Combination  Act"),  which  provides  that  "business  combinations"  between  a
Maryland  corporation  and  an  interested  stockholder  or an  affiliate  of an interested  stockholder are prohibited for five years after the most recent date on which the interested  stockholder  becomes an interested  stockholder.  These business  combinations  include a merger,  consolidation,  share exchange or, in circumstances  specified  in the  statute,  an asset  transfer  or  issuance  or reclassification of equity securities. An interested stockholder is defined as:

                                      S-22

     •    any person who  beneficially  owns 10% or more of the voting  power of the corporation's shares; or

     •    an affiliate or associate of the  corporation  who, at any time within the two-year period prior to the date in question,  was the beneficial owner  of 10% or  more of the  voting  power  of the  then-outstanding voting stock of the corporation.

     A person is not an interested  stockholder  under this statute if the board of  directors  approved in advance  the  transaction  by which such  stockholder otherwise would have become an interested  stockholder.  However, in approving a transaction,  the board of directors may provide that its approval is subject to compliance,  at or after the time of  approval,  with any  terms and  conditions determined by the board of directors.

     After the  five-year  prohibition,  any  business  combination  between the
Maryland corporation and an interested stockholder generally must be recommended by the board of directors  of the  corporation  and approved by the  affirmative vote of at least:

     •    80% of the votes entitled to be cast by holders of outstanding  shares of voting stock of the corporation; and

     •    two-thirds of the votes entitled to be cast by holders of voting stock
          of  the   corporation   other  than  shares  held  by  the  interested
          stockholder with whom or with whose affiliate the business combination is to be  effected  or  held  by an  affiliate  or  associate  of  the interested stockholder.

     These  super-majority  vote  requirements do not apply if the corporation's common stockholders  receive a minimum price, as defined under Maryland law, for their  shares  in the form of cash or other  consideration  in the same  form as previously paid by the interested stockholder for its shares.

     The  Business   Combination  Act  permits   various   exemptions  from  its
provisions,  including  business  combinations that are exempted by the board of directors before the time that the interested  stockholder becomes an interested stockholder.  Our Board of  Directors  has adopted a  resolution  exempting  any business  combination between us and any other person from the provisions of the
Business  Combination  Act,  provided  that the  business  combination  is first approved by our Board of  Directors,  including a majority of the  directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time.  If this  resolution is repealed,  or our Board of Directors  does not  otherwise  approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

                                 NET ASSET VALUE

     We will  determine  the NAV of our common  shares on a monthly basis and at such other times as our Board of Directors may  determine.  We will make our NAV available  for  publication  monthly.  The NAV per common  share  equals our NAV divided by the number of outstanding  common shares. Our NAV equals the value of our total assets (the value of the  securities  held plus cash or other  assets, including  interest  accrued  but  not  yet  received)  less:  (i)  all  of  our
liabilities   (including  accrued  expenses  and  current  income  taxes);  (ii)
accumulated and unpaid dividends on any outstanding  preferred stock;  (iii) the aggregate  liquidation  preference  of any  outstanding  preferred  stock;  (iv)
accrued and unpaid interest  payments on any outstanding  indebtedness;  (v) the aggregate  principal  amount  of any  outstanding  indebtedness;  and  (vi)  any distributions payable on our common stock.

Valuation Methodology -- Public Finance

     Our  process  for  determining  the  market  price  of  a  publicly  traded investment will be as follows. For equity securities,  we will first use readily available  market  quotations  and  will  obtain  direct  written  broker-dealer quotations  if a security  is not traded on an exchange  or  quotations  are not available from an approved pricing service. For fixed-income securities, we will use readily  available market  quotations based upon the last updated sale price or  market  value  from a  pricing  service  or by  obtaining  a direct  written broker-dealer  quotation from a dealer who has made a market in the security. If no sales are reported on any national  securities  exchange or  over-the-counter market,  we will use the calculated  mean based on bid and asked prices obtained from the primary national securities exchange or over-the-counter  market. Other assets will be valued at market value pursuant to written  valuation  procedures adopted by our Board of Directors.

Valuation Methodology -- Private Finance

     We may invest a substantial  portion of our assets in securities  for which there generally will not be a readily  available  market price.  Therefore,  our
Board of  Directors  may value  these  investments  at fair value in good faith.
There is no single  standard  for  determining  fair value in good  faith.  As a result, determining fair value requires that judgment be applied to the specific facts and  circumstances  of each  investment  while  employing  a  consistently applied valuation  process.  Many of our investments may generally

                                      S-23

be subject to restrictions  on resale and generally have no established  trading market.  Because of the type of investments  that we will make and the nature of our business, our valuation process will require an analysis of various factors.
Our fair value methodology  includes the examination of, among other things, the underlying  investment  performance,  financial  condition,  and market changing events that impact valuation. We intend to determine fair value to be the amount for which an  investment  could be  exchanged in an orderly  disposition  over a reasonable  period of time  between  willing  parties  other than in a forced or liquidation sale.

     The process we will follow in valuing an investment is set forth below:

          •    Investment  Team  Valuation.  Each  investment  will initially be valued by the investment professionals of our Advisor responsible for the investment. As a part of this process,  materials will be prepared containing their supporting analysis.

          •    Investment Committee  Valuation.  The investment committee of our
               Advisor  will review the  investment  team  valuation  report and determine valuations to be considered by our Board of Directors.

          •    Independent  Valuation  Firm  Activity.  Our  Board of  Directors
               intends  to retain  an  independent  valuation  firm to review as requested  from time to time by the  independent  directors,  the valuation report provided by our Advisor's  investment  committee and to provide  valuation  assistance to our Board in our Board's determination as to whether the valuations are unreasonable.  The independent  valuation  firm  will only  assess if our  Advisor's investment  committee's  determination  of the fair  value of the investments  does not  appear  to be  unreasonable.  The  limited procedures  that  our  Board  of  Directors  intends  to ask  the independent  valuation firm to perform will not involve an audit,
               review,   compilation   or  any  other  form  of  examination  or
               attestation under generally accepted auditing standards.

          •    Final  Valuation  Determination.  Our  Board  of  Directors  will
               consider   the   investment   committee   valuations,   including
               supporting  documentation,  and the  analysis of the  independent valuation  firm, if applicable,  and a number of other factors in making its  determination as to the fair value of each investment in our portfolio in good faith.

     Our  Board  of  Directors,  and  not the  independent  valuation  firm,  is ultimately responsible for determining the fair value of the investments in good faith.  The  independent  valuation firm will not be responsible for determining the fair value of any  individual  investment or portfolio of  investments.  The
limited  procedures  performed  by  the  independent   valuation  firm  will  be
supplementary  to the  inquiries and  procedures  that our Board of Directors is required to undertake in determining  the fair value of the  investments in good faith.

     Because  of the  inherent  uncertainty  in  determining  the fair  value of investments that do not have a readily available market value, the fair value of our  investments  determined  in good  faith by our  Board of  Directors  may be materially  different  from the  values  that  would  have been used had a ready market  existed  for  the  investments.  Determination  of fair  value  involves subjective judgments and estimates not susceptible to substantiation by auditing procedures.  Accordingly,  under current  auditing  standards,  the notes to our financial  statements will refer to the uncertainty with respect to the possible effect of such valuations,  and any change in such valuations,  on our financial statements.

                 CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

    The  following  discussion is a summary of certain U.S.  federal  income tax considerations  affecting  the  Company  and its  stockholders.  The  discussion reflects  applicable  federal income tax laws of the U.S. as of the date of this prospectus,  which tax laws may be changed or subject to new  interpretations by
the  courts  or  the  Internal  Revenue  Service  (the  "IRS"),   possibly  with
retroactive effect. No attempt is made to present a detailed  explanation of all
U.S. federal,  state,  local and foreign tax concerns  affecting the Company and its stockholders (including stockholders owning large positions in the Company).
The discussion  set forth herein does not  constitute tax advice.  Investors are urged to consult  their own tax advisors to determine  the tax  consequences  to them of investing in the Company.

     In addition,  no attempt is made to address tax concerns  applicable  to an investor  with a special  tax  status  such as a  financial  institution,  REIT, insurance company, RIC, individual retirement account,  other tax-exempt entity, dealer in securities or non-U.S.  investor (except to the extent discussed below under  "U.S.  Federal  Income Tax  Considerations  for  Non-U.S.  Stockholders).
Furthermore,  this  discussion  does not  reflect  possible  application  of the alternative  minimum tax. Unless  otherwise noted,  this discussion  assumes the common shares are held by U.S.  persons and that such shares are held as capital assets.

    The Company  intends to elect to be treated as, and to qualify each year for special tax treatment afforded, a RIC under Subchapter M of the Code. As long as the Company  meets  certain  requirements  that govern the  Company's  source of income,  diversification of assets and distribution of earnings to stockholders, the Company will not be subject to U.S. federal income tax on income distributed

                                      S-24

(or  treated  as  distributed,  as  described  below) in a timely  manner to its stockholders. With respect to the source of income requirement, the Company must derive  in each  taxable  year  at  least  90% of its  gross  income  (including tax-exempt  interest)  from (i)  dividends,  interest,  payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies,  or other income (including but not limited to gains from options,  futures and forward  contracts) derived with respect to its business of investing  in such shares,  securities  or  currencies  and (ii) net income derived from an interest in a qualified publicly traded partnership.

    A qualified  publicly traded  partnership is generally defined as a publicly traded partnership under Code ss. 7704. However, for these purposes, a qualified publicly traded  partnership  does not include a publicly traded  partnership if
90% or more of its income is described in (i) above.

    With respect to the diversification of assets requirement,  the Company must diversify  its holdings so that, at the end of each quarter of each taxable year
(i) at least 50% of the value of the Company's  total assets is  represented  by cash and cash items, U.S.  Government  securities,  the securities of other RICs and other  securities,  with such other securities  limited for purposes of such calculation,  in respect of any one issuer,  to an amount not greater than 5% of the value of the Company's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the
Company's  total assets is invested in the  securities  of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities
(other than the  securities  of other RICs) of any two or more  issuers that the
Company  controls and that are determined to be engaged in the same,  similar or related  trades  or  businesses,  or the  securities  of one or  more  qualified publicly traded partnerships.

    If the Company  qualifies as a RIC and  distributes to its  stockholders  at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things,  dividends,  taxable interest,  the excess of any net  short-term  capital  gains over net  long-term capital  losses and  certain net  foreign  exchange  gains as reduced by certain deductible  expenses)  without  regard to the deduction for dividends  paid, and
(ii)  the  excess  of its  gross  tax-exempt  interest,  if  any,  over  certain deductions  attributable  to such interest that are  otherwise  disallowed,  the
Company  will be  relieved  of U.S.  federal  income  tax on any  income  of the
Company,   including  long-term  capital  gains,  distributed  to  stockholders.
However,  if the Company  retains any investment  company taxable income or "net capital  gain"  (i.e.,  the  excess  of net  long-term  capital  gain  over  net short-term  capital  loss),  it will be  subject to U.S.  federal  income tax at regular  corporate federal income tax rates (currently at a maximum rate of 35%)
on the amount  retained.  The Company  intends to distribute  at least  annually substantially  all of its  investment  company  taxable  income,  net tax-exempt interest,  and net capital gain.  Under the Code,  the Company will generally be subject  to a  nondeductible  4%  federal  excise  tax  on  the  portion  of its undistributed  ordinary  income and  capital  gains if it fails to meet  certain distribution  requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum  distribution is generally equal to the sum of 98% of the Company's  ordinary income (computed on a calendar year basis),  plus 98% of the Company's capital gain net income  (generally  computed for the one-year period ending on October 31). The Company  generally intends to make  distributions  in a timely  manner  in an  amount  at  least  equal to the required  minimum  distribution and therefore,  under normal market  conditions, does not expect to be subject to this excise tax.

    If the  Company is unable to satisfy  the 90%  distribution  requirement  or otherwise  fails to qualify  as a RIC in any year,  it will be taxed in the same
manner  as  an  ordinary   corporation  and   distributions   to  the  Company's
stockholders  will not be  deductible  by the Company in  computing  its taxable income. In such event, the Company's  distributions,  to the extent derived from the Company's  current or  accumulated  earnings and profits,  would  constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate  stockholders,  and non-corporate  stockholders would  generally  be able to treat such  distributions  as  "qualified  dividend income"  eligible for reduced rates of U.S.  federal income  taxation in taxable years  beginning  on or before  December  31,  2010,  provided in each case that certain holding period and other requirements are satisfied.

    The  Company  intends to invest a portion of its assets in MLPs.  Net income derived  from an interest  in a qualified  publicly  traded  partnership,  which generally  includes  MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income.  However, not more than 25% of the value of the RIC's total assets can be invested in the  securities of qualified  publicly traded  partnerships.  The  Company  intends  to  invest  only in MLPs that will constitute  qualified publicly traded partnerships for purposes of the RIC rules and not  more  than 25% of the  value  of the  Company's  total  assets  will be invested in the securities of publicly traded partnerships.

    Distributions paid to you by the Company from its investment company taxable income  are  generally  taxable to you as  ordinary  income to the extent of the
Company's earning and profits. Such distributions (if designated by the Company)
may qualify (provided holding period and certain other requirements are met) (i)
for the dividends received deduction in the case of corporate stockholders under
Section  243 of the Code to the extent  that the  Company's  income  consists of dividend income from U.S. corporations,  excluding distributions from tax-exempt organizations,  exempt  farmers'  cooperatives  or  REITs or (ii) in the case of individual  stockholders for taxable years beginning on or prior to December 31,
2010, as qualified  dividend  income eligible to be taxed at

                                      S-25

reduced rates under Section  1(h)(11) of the Code (which  provided for a minimum
15% rate) to the extent that the Company receives qualified dividend income, and provided in each case certain  holding  period and other  requirements  are met.
Qualified dividend income is, in general,  dividend income from taxable domestic corporations  and  qualified  foreign  corporations  (e.g.,  generally,  foreign corporations  incorporated  in a possession  of the United  States or in certain countries  with a  qualified  comprehensive  income tax  treaty  with the United
States,  or the stock with  respect to which  such  dividend  is paid is readily tradable on an established  securities market in the United States). A qualified foreign corporation  generally excludes any foreign  corporation,  which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term  capital losses
("capital gain dividends"), including capital gain dividends credited to you but retained by the Company,  are taxable to you as  long-term  capital gain if they have been properly  designated by the Company,  regardless of the length of time you have owned our common shares. The maximum tax rate on capital gain dividends received by individuals is generally 15% (5% for  individuals in lower brackets)
for such gain realized  before January 1, 2011.  Distributions  in excess of the
Company's  earnings  and profits  will be treated by you,  first,  as a tax-free return of capital,  which is applied  against and will reduce the  adjusted  tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute  capital  gain to you  (assuming  the  shares  are held as a  capital asset).  Under current law, the maximum 15% tax rate on long-term  capital gains and qualified  dividend  income will cease to apply for taxable years  beginning after  December  31,  2010;  beginning  in 2011,  the maximum  rate on long-term capital  gains  is  scheduled  to  revert  to 20%,  and all  ordinary  dividends
(including  amounts  treated as qualified  dividends  under the law currently in effect)  would be taxed as ordinary  income.  Generally,  not later than 60 days after the close of its taxable year, the Company will provide you with a written notice  designating the amount of any qualified  dividend income or capital gain dividends and other distributions.

    Sales and other  dispositions of the Company's  common shares  generally are taxable  events.  You should consult your own tax advisor with reference to your individual  circumstances to determine whether any particular transaction in the
Company's  common  shares is properly  treated as a sale or exchange for federal income tax purposes,  as the following discussion assumes, and the tax treatment of any  gains  or  losses  recognized  in such  transactions.  The sale or other disposition  of shares of the Company will  generally  result in capital gain or loss to you  equal  to the  difference  between  the  amount  realized  and your adjusted tax basis in the common shares sold or exchanged, and will be long-term capital  gain or loss if the shares have been held for more than one year at the time of sale.  Any loss upon the sale or exchange of common  shares held for six months or less will be treated as  long-term  capital  loss to the extent of any capital gain dividends received  (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares.  A loss realized on a sale or exchange of shares of the Company  generally will be disallowed if other substantially  identical  common  shares  are  acquired  within a 61-day  period beginning  30 days  before and ending 30 days after the date that the shares are disposed.  In such case,  the basis of the shares  acquired  will be adjusted to reflect the  disallowed  loss.  Present law taxes both  long-term and short-term capital  gain of  corporations  at the rates  applicable  to ordinary  income of
corporations.   For  non-corporate  taxpayers,   short-term  capital  gain  will
currently  be taxed at the rate  applicable  to  ordinary  income,  currently  a maximum  of 35%,  while  long-term  capital  gain  generally  will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

    Dividends  and other  taxable  distributions  are taxable to you even though they are reinvested in additional shares of the Company. If the Company pays you a dividend in January  that was declared in the  previous  October,  November or
December to  stockholders  of record on a specified  date in one of such months, then such dividend will be treated for tax purposes as being paid by the Company and  received  by you on  December  31 of the year in  which  the  dividend  was declared.

    A  stockholder  may  elect  not to  have  all  dividends  and  distributions automatically  reinvested in shares of common shares of the Company  pursuant to the  Plan.  If a  stockholder  elects  not  to  participate  in the  Plan,  such stockholder will receive  distributions  in cash. For taxpayers  subject to U.S.
federal income tax, all dividends will generally be taxable, as discussed above, regardless  of whether a stockholder  takes them in cash or they are  reinvested pursuant to the Plan in additional shares of the Company.

    If a stockholder's  distributions are automatically  reinvested  pursuant to the Plan and the Plan Agent  invests  the  distribution  in shares  acquired  on behalf of the stockholder in open-market purchases,  for U.S. federal income tax purposes,  the  stockholder  will  be  treated  as  having  received  a  taxable distribution in the amount of the cash dividend that the stockholder  would have received if the  stockholder  had elected to receive  cash.  If a  stockholder's distributions  are  automatically  reinvested  pursuant to the Plan and the Plan
Agent  invests the  distribution  in newly  issued  shares of the  Company,  the stockholder  will be treated as  receiving a taxable  distribution  equal to the fair market value of the stock the stockholder receives.

    The Company  intends to distribute all realized  capital  gains,  if any, at least annually.  If,  however,  the Company were to retain any net capital gain, the Company may designate the retained amount as undistributed  capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital  gains,  (i) will be required to include in income as long-term  capital gain, their proportionate shares of such undistributed  amount, and (ii) will be entitled to credit their proportionate  shares of the federal income tax paid by the Company on the  undistributed  amount against their U.S.  federal income tax liabilities,  if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an  event  occurs,  the tax  basis  of  shares  owned by a stockholder of the Company

                                      S-26

will,  for U.S.  federal  income tax  purposes,  generally  be  increased by the difference  between the amount of undistributed net capital gain included in the stockholder's gross income and the tax deemed paid by the stockholders.

    The  Company is required in certain  circumstances  to backup  withhold at a current rate of 28% on taxable  dividends  and certain  other  payments  paid to non-corporate  holders of the  Company's  shares who do not  furnish the Company with their correct taxpayer  identification  number (in the case of individuals, their social security number) and certain  certifications,  or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax. Any amounts  withheld from payments made to you may be refunded or credited  against your U.S.  federal  income tax  liability,  if any,  provided  that the required information is furnished to the IRS.

U.S. Federal Income Tax Considerations for Non-U.S. Stockholders

     The following  discussion is a general summary of the material U.S. federal income  tax  considerations  applicable  to a Non-U.S.  stockholder.  A Non-U.S.
stockholder is a beneficial  owner of shares of the Company's common stock other than a U.S.  stockholder.  A U.S. stockholder is a beneficial owner of shares of the Company' common stock that is for U.S. federal income tax purposes:

     • a citizen or individual resident of the United States;

     • a corporation or other entity treated as a corporation  for U.S.  federal income tax  purposes,  created or  organized  in or under the laws of the United
States or any state thereof or the District of Columbia;

     • a trust or an estate,  the  income of which is  subject  to U.S.  federal income taxation regardless of its source; or

     • a trust with respect to which a court within the United States is able to exercise  primary  supervision  over  its  administration  and one or more  U.S.
stockholders have the authority to control all of its substantial decisions.

    This summary does not purport to be a complete description of the income tax considerations for a Non-U.S  stockholder.  For example,  the following does not describe  income tax  consequences  that are  assumed to be  generally  known by investors  or certain  considerations  that may be relevant to certain  types of holders subject to special  treatment  under U.S.  federal income tax laws. This summary  does not  discuss  any  aspects of U.S.  estate or gift tax or state or local tax.

     As  indicated  above,  the  Company  intends  to elect to be  treated  as a regulated investment company ("RIC") for U.S. Federal income tax purposes.  As a
RIC,  distributions  of the Company's  "investment  company  taxable  income" to
Non-U.S.  Stockholders will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the
extent  of  our  current  and  accumulated   earnings  and  profits  unless  the
distributions  are  effectively  connected  with a U.S. trade or business of the
Non-U.S.  stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S.  stockholder,  in which case the distributions  will be subject to federal income tax at the rates applicable  to  U.S.  persons.  In the  case  that  the  income  is  treated  as effectively  connected  with a U.S.  trade or business,  the Company will not be required  to withhold  federal tax if the  Non-U.S.  stockholder  complies  with applicable  certification  and disclosure  requirements.  Special  certification requirements apply to a Non-U.S.  stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

     Assuming that our dividend  income is not treated as effectively  connected to a U.S.  trade or  business  of the  Non-U.S.  stockholder,  "Interest-related dividends"  and  "short-term  capital  gain  dividends"  paid  to the  Company's
Non-U.S.  stockholders will not be subject to withholding of U.S. federal income tax if the  requirements  below are satisfied.  The amount of  "interest-related dividends"  that the  Company  may pay each  year is  limited  to the  amount of
"qualified interest income" that the Company receives during that year, less the amount of  expenses  properly  allocable  to such  interest  income.  "Qualified interest income" includes,  among other items, interest paid on debt obligations
of  a  U.S.  issuer,   interest  paid  on  deposits  with  U.S.  banks  and  any
"interest-related  dividends"  from another RIC. The exemption from  withholding tax on "interest-related dividends", however, does not apply to distributions to a Non-U.S.  stockholder (i) that has not complied with applicable  certification requirements,  (ii)  of  interest  on  an  obligation  issued  by  the  Non-U.S.
stockholder  or  by  an  issuer  of  which  the  Non-U.S.  stockholder  is a 10%
stockholder, (iii) that is within certain foreign countries that have inadequate information  exchange  with the United  States,  or (iv) of  interest  paid by a person that is a related  person of the  Non-U.S.  stockholder  and the Non-U.S.
stockholder  is a  controlled  foreign  corporation.  The amount of  "short-term capital gain  dividends" that the Company may pay each year generally is limited to the  excess  of the  Company's  net  short-term  capital  gains  over our net long-term capital losses,  without any reduction for expenses  allocable to such gains.  The  exemption  from U.S. tax on  "short-term  capital gain  dividends", however,  does not apply with respect to an individual Non-U.S.  stockholder who is present in the United  States for 183 days or more during the taxable year of the distribution. If the Company's income for a taxable year includes "qualified interest  income" or "net  short-term  capital  gains," the  Company  intends to designate dividends as "interest-related  dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S.  stockholders  not later than 60 days after the close of its taxable year.  These  provisions  apply to dividends paid with respect to taxable  years  beginning  on or after  January 1, 2005 and will

                                      S-27

cease to apply to dividends paid with respect to taxable years  beginning  after
December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration.

    Actual or deemed  distributions  of the  Company's  net  capital  gains to a
Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of the  Company's  common  stock,  will not be  subject to  withholding  of U.S.
federal income tax and generally will not be subject to U.S.  federal income tax
(a)  unless the  distributions  or gains,  as the case may be,  are  effectively connected with a U.S. trade or business of the Non-U.S.  stockholder  and, if an income  tax  treaty  applies,  are  attributable  to a  permanent  establishment maintained by the Non-U.S.  stockholder in the United States or (b) the Non-U.S.
stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

    If the  Company  distributes  its net  capital  gains in the form of  deemed rather than actual  distributions  (which the Company may do in the  future),  a
Non-U.S.  stockholder  will be  entitled  to a federal  income tax credit or tax refund equal to the stockholder's  allocable share of the tax the Company pay on the  capital  gains  deemed to have  been  distributed.  In order to obtain  the refund,  the Non-U.S.  stockholder  must obtain a U.S.  taxpayer  identification number and file a federal  income tax return  even if the  Non-U.S.  stockholder would not otherwise be required to obtain a U.S. taxpayer  identification number or file a federal  income tax  return.  For a  corporate  Non-U.S.  stockholder, distributions (both actual and deemed),  and gains realized upon the sale of our common stock that are  effectively  connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower  rate if  provided  for by an  applicable  income  tax treaty).

    A Non-U.S.  stockholder who is a non-resident  alien individual,  and who is otherwise  subject to  withholding  of  federal  income  tax,  may be subject to information  reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an
IRS  Form  W-8BEN  (or  an  acceptable   substitute  form)  or  otherwise  meets
documentary  evidence  requirements  for  establishing  that  it  is a  Non-U.S.
stockholder or otherwise establishes an exemption from backup withholding.

    Non-U.S.  persons  should consult their own tax advisers with respect to the
U.S.  federal income tax and withholding  tax, and state,  local and foreign tax consequences of an investment in the shares.

    The foregoing is a general and abbreviated  summary of the provisions of the
Code and the treasury regulations in effect as they directly govern the taxation of the Company and its  stockholders.  These provisions are subject to change by legislative and  administrative  action, and any such change may be retroactive.
Stockholders  are  urged  to  consult  their  tax  advisors  regarding  specific questions as to U.S. federal, foreign, state, local income or other taxes.

                              PROXY VOTING POLICIES

    We,  along  with  our  Advisor,  have  adopted  proxy  voting  policies  and procedures  ("Proxy  Policy") that we believe are reasonably  designed to ensure that  proxies  are voted in our best  interests  and the best  interests  of our stockholders.  Subject to its  oversight,  our Board of Directors  has delegated responsibility for implementing the Proxy Policy to our Advisor.

    In the event requests for proxies are received to vote equity  securities on routine matters, such as election of directors or ratification of auditors,  the proxies  usually  will be voted in  accordance  with the  recommendation  of the
Company's  management  unless our  Advisor  determines  it has a conflict or our
Advisor  determines  there are other reasons not to vote in accordance  with the recommendation  of the Company's  management.  On non-routine  matters,  such as amendments to governing  instruments,  proposals  relating to  compensation  and equity  compensation  plans,  corporate  governance  proposals  and  stockholder proposals,  our Advisor will vote, or abstain from voting if deemed appropriate, on a  case-by-case  basis in a manner  it  believes  to be in the best  economic interest of our  stockholders.  In the event  requests  for proxies are received with respect to debt securities,  our Advisor will vote on a case-by-case  basis in a manner it believes to be in the best economic interest of our stockholders.

    Our Chief  Executive  Officer will be responsible for monitoring our actions and  ensuring  that (i) proxies are received  and  forwarded to the  appropriate decisionmakers,  and (ii)  proxies are voted in a timely  manner upon receipt of voting  instructions.  We are  not  responsible  for  voting  proxies  we do not receive,  but we will make  reasonable  efforts to obtain missing  proxies.  Our
Chief  Executive  Officer  will  implement  procedures  to identify  and monitor potential  conflicts of interest  that could  affect the proxy  voting  process, including (i) significant  client  relationships,  (ii) other potential material business  relationships,  and (iii) material personal and family  relationships.
All  decisions  regarding  proxy  voting  will be  determined  by our  Advisor's investment committee and will be executed by our Chief Executive Officer.  Every effort  will be made to  consult  with  the  portfolio  manager  and/or  analyst covering the security.  We may  determine not to vote a particular  proxy if the costs and burdens  exceed the  benefits of voting  (e.g.,  when  securities  are subject to loan or to share blocking restrictions).

                                      S-28

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                    ,  serves  as our  administrator.  We pay the  administrator
a fee  computed at               .                   , serves as our independent
registered   public  accounting  firm.  will  provide  audit  and  audit-related services,  tax return  preparation and assistance and consultation in connection with review of our filings with the SEC. Our  financial  statements as of , 2007 and for the period from July 5, 2007 (the date of our  incorporation)  through ,
2007  included  herein have been  audited by . Their  report on these  financial statements is included herein.

   ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

                      serves  as our  custodian.  We  pay  the  custodian  a fee
computed at               .

     The   transfer   agent   and   registrar   for   our   common   shares   is
                           also serves as our dividend paying agent.

                             ADDITIONAL INFORMATION

    A Registration Statement on Form N-2, including amendments thereto, relating to the common shares offered hereby, has been filed by the Company with the SEC.
The Company's  prospectus  and this  Statement of Additional  Information do not contain  all  of the  information  set  forth  in  the  Registration  Statement, including any exhibits and schedules  thereto.  Please refer to the Registration
Statement for further  information  with respect to the Company and the offering of the common shares.  Statements contained in the Company's prospectus and this
Statement of Additional  Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other  document filed as an exhibit to a
Registration  Statement,  each such statement being qualified in all respects by such reference.  Copies of the Registration  Statement may be inspected  without charge at the SEC's principal  office in Washington,  D.C., and copies of all or any part  thereof may be obtained  from the SEC upon the payment of certain fees prescribed by the SEC.

                                      S-29

                          INDEX TO FINANCIAL STATEMENTS

                                      F-1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                      F-2

                    TORTOISE POWER AND ENERGY INCOME COMPANY

                          ----------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                          ----------------------------

                                     o, 2007

                           Part C -- Other Information

Item 25. Financial Statements and Exhibits

    1. Financial Statements:

        The  Registrant's  financial  statements  dated  o,  2007,  notes to the financial  statements and report of independent public  accountants  thereon
    will  be  filed  with  a   pre-effective   amendment  to  the   Registrant's
    Registration Statement.

    2. Exhibits:

Exhibit
No.                    Description of Document
-----------------------------------------------------------------------------
a.1.      Articles of Incorporation(1)
a.2.      •Articles Supplementary
b.        Bylaws(2)
c.        •Inapplicable
d.        Form of Stock Certificate(2)
e.        Dividend Reinvestment Plan(2)
f.        Inapplicable
g.1.      Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated July 9, 2007(2)
h.        Form of Underwriting Agreement (2)
i.        Inapplicable
j.        Custody Agreement with • dated •, 2007(2)
k.1.      Stock Transfer Agency Agreement with • dated •, 2007(2)
k.2.      Administration Agreement with • dated •, 2007(2)
l.        Opinion of •(2)
m.        Inapplicable
n.        Consent of Independent Registered Public Accounting Firm(2)
o.        Inapplicable
p.        Inapplicable
q.        Inapplicable
r.1.      Code of Ethics of the Company(2)
r.2.      Code of Ethics of the Tortoise Capital Advisors, L.L.C.(2)
------------

(1) Filed herewith.
(2) To be filed by amendment.

Item 26. Marketing Arrangements

    Reference is made to the form of underwriting agreement as Exhibit h hereto.

Item 27. Other Expenses and Distribution

    The  following  table sets forth the  estimated  expenses  to be incurred in connection with the offering described in this Registration Statement:

NASD filing fee
Securities and Exchange Commission fees                      $ *
New York Stock Exchange listing fee                          $ *
Directors' fees and expenses                                 $ *
Accounting fees and expenses                                 $ *
Legal fees and expenses                                      $ *
Printing expenses                                            $ *
Transfer Agent's fees                                        $ *
Miscellaneous                                                $ *
                                                             ---
Total                                                        $ *
                                                             ===
------------

*   To be filed by amendment

Item 28. Persons Controlled by or Under Common Control

    None.

Item 29. Number of Holders of Securities

    As of •, 2007,  the number of record  holders of each class of securities of the Registrant was:

                                                                Number of
Title of Class                                               Record Holders
--------------                                               --------------
Common Stock ($0.001 par value)

Item 30. Indemnification

    Maryland  law  permits a Maryland  corporation  to include in its  charter a
provision   limiting  the  liability  of  its  directors  and  officers  to  the corporation  and  its  stockholders  for  money  damages  except  for  liability resulting  from (a) actual  receipt of an  improper  benefit or profit in money,
property  or  services  or  (b)  active  and  deliberate   dishonesty  which  is
established by a final  judgment as being  material to the cause of action.  The
Charter  contains such a provision  which  eliminates  directors'  and officers'
liability to the maximum extent permitted by Maryland law and the 1940 Act.

    The Charter  authorizes  the  Company,  to the maximum  extent  permitted by
Maryland law and the 1940 Act, to obligate  itself to  indemnify  any present or former director or officer or any individual who, while a director or officer of the  Company  and at the request of the  Company,  serves or has served  another corporation,  real estate investment trust,  partnership,  joint venture, trust, employee  benefit plan or other  enterprise as a director,  officer,  partner or trustee, from and against any claim or liability to which that person may become subject  or which  that  person  may incur by  reason of his or her  status as a present or former  director  or officer of the Company or as a present or former director,  officer,  partner  or trustee of  another  corporation,  real  estate investment trust,  partnership,  joint venture,  trust, employee benefit plan or other  enterprise,  and to pay or reimburse  his or her  reasonable  expenses in advance of final  disposition of a proceeding.  The Bylaws obligate the Company, to the maximum  extent  permitted by Maryland law and the 1940 Act, to indemnify any  present  or former  director  or  officer or any  individual  who,  while a director of the Company and at the request of the Company,  serves or has served another corporation,  real estate investment trust, partnership,  joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the  proceeding by reason of his or her service in that  capacity  from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the
Company and to pay or  reimburse  his or her  reasonable  expenses in advance of final  disposition  of a  proceeding.  The  Charter  and Bylaws  also permit the
Company to indemnify and advance expenses to any person who served a predecessor of the  Company in any of the  capacities  described  above and any  employee or agent of the Company or a predecessor of the Company.

    Maryland law requires a corporation  (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been  successful  in the  defense  of any  proceeding  to which  he is made,  or threatened  to be made,  a party by  reason  of his  service  in that  capacity.
Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable  expenses actually incurred by them in connection with any proceeding to which they may be made,  or threatened to be made, a party by reason of their service in those or other  capacities  unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the  proceeding  and (1) was  committed  in bad  faith or (2) was the  result of active and deliberate dishonesty,  (b) the director or officer actually received an improper  personal benefit in money,  property or services or (c) in the case of any  criminal  proceeding,  the director or officer had  reasonable  cause to believe that the act or omission was unlawful.  However,  under  Maryland law, a
Maryland  corporation may not indemnify for an adverse  judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly  received,  unless in either case a court orders indemnification and then only for expenses. In addition,  Maryland law permits a corporation  to advance  reasonable  expenses to a director or officer  upon the corporation's receipt of (a) a written affirmation by the director or officer of his good faith  belief  that he has met the  standard of conduct  necessary  for indemnification  by the corporation  and (b) a written  undertaking by him or on his behalf to repay the amount paid or  reimbursed by the  corporation  if it is ultimately determined that the standard of conduct was not met.

Item 31. Business and Other Connections of Investment Advisor

    The information in the Statement of Additional Information under the caption
"Management of the Company -- Directors and Officers" and the information in the prospectus under the caption  "Management of the Company -- Investment  Advisor"
is hereby incorporated by reference.

Item 32. Location of Accounts and Records

     The Registrant's accounts, books, and other documents are maintained at the offices  of the  Registrant,  at the  offices  of  the  Registrant's  investment advisor, Tortoise Capital Advisors,  L.L.C., 10801 Mastin Boulevard,  Suite 222,
Overland  Park,  Kansas  66210,  at the offices of the  custodian,  •, •, at the offices of the transfer agent, •, • or at the offices of the  administrator,  •,
•.

Item 33. Management Services

    Not applicable.

Item 34. Undertakings

    1. The  Registrant  undertakes  to suspend the offering of the common shares until the  Prospectus is amended if (1)  subsequent to the effective date of its registration statement, the net asset value declines more than ten percent  from  its  net  asset  value  as of the  effective  date  of the registration  statement or (2) the net asset value increases to an amount greater than its net proceeds as state in the Prospectus.

    2. Not applicable.

    3. Not applicable.

    4. The registrant  undertakes (a) to file, during any period in which offers or sales are being made, a post-effective  amendment to this registration statement:

    (1) to include any prospectus required by Section 10(a)(3) of the Securities
       Act of 1933;

    (2) to  reflect  in the  prospectus  any facts or events  arising  after the effective  date  of  the  registration  statement  (or  the  most  recent
       post-effective   amendment   thereof)  which,   individually  or  in  the
       aggregate, represent a fundamental change in the information set forth in the registration statement; and

    (3) to  include  any  material  information  with  respect  to the  plan  of distribution not previously  disclosed in the  registration  statement or any material change to such information in the registration statement.

    (b) that, for the purpose of determining  any liability under the Securities
       Act of 1933, each such  post-effective  amendment shall be deemed to be a new registration  statement  relating to the securities  offered therein, and the offering of those  securities  at that time shall be deemed to be the initial bona fide offering thereof; and

    (c) to remove from  registration by means of a post-effective  amendment any of the securities being registered which remain unsold at the termination of the offering.

    5. The  Registrant is filing this  Registration  Statement  pursuant to Rule
       430A under the 1933 Act and  undertakes  that:  (a) for the  purposes  of determining  any liability  under the 1933 Act, the  information  omitted from the form of Prospectus filed as part of a registration  statement in reliance upon Rule 430A and contained in the form of Prospectus  filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part  of the  Registration  Statement  as of  the  time  it was  declared effective;  (b) for the purpose of  determining  any liability  under the
       1933  Act,  each  post-effective   amendment  that  contains  a  form  of
       Prospectus shall be deemed to be a new registration statement relating to the  securities  offered  therein,  and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

    6. The  Registrant  undertakes  to send by first  class mail or other  means designed to ensure equally prompt  delivery,  within two business days of receipt  of an oral or  written  request,  its  Statement  of  Additional
       Information.

                                   SIGNATURES

    Pursuant to the  requirements  of the Securities Act of 1933, the Registrant has duly caused this  registration  statement  to be signed on its behalf by the undersigned,  thereunto duly authorized, in this City of Overland Park and State of Kansas on the 1st day of August, 2007.

                                  Tortoise Power and Energy Income Company

                                  By:  /s/ David J. Schulte
                                       -----------------------------------------
                                      David J. Schulte,
                                      President & CEO

     The undersigned  directors and officers of Tortoise Power and Energy Income
Company hereby  constitute and appoint David J. Schulte and Terry C. Matlack our true and  lawful  attorney-in-fact  with full  power to  execute in our name and behalf, in the capacities  indicated below, this Registration  Statement on Form
N-2 and any and all amendments thereto,  including post-effective  amendments to the  Registration  Statement  and to sign  any and all  additional  registration statements  relating to the same  offering of  securities  as this  Registration
Statement  that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file  the  same,  with  all  exhibits  thereto  and  other  documents  in connection  therewith,  with the Securities and Exchange  Commission and thereby ratify and confirm that such  attorney-in-fact  shall lawfully do or cause to be done by virtue hereof.

    Pursuant  to  the  requirements  of  the  Securities  Act of  1933  and  the
Investment  Company of 1940, this registration  statement has been signed by the following persons in the capacities and on the date indicated.

                      Name                                              Title                         Date
------------------------------------------------    ------------------------------------------    ---------------

             /s/ Terry C. Matlack                      Chief Financial Officer and Director
------------------------------------------------
               Terry C. Matlack                    (Principal Financial and Accounting Officer)   August 1, 2007

             /s/ David J. Schulte                             Chief Executive Officer
------------------------------------------------
               David J. Schulte                            (Principal Executive Officer)          August 1, 2007

           /s/ Conrad S. Ciccotello                                  Director
------------------------------------------------
             Conrad S. Ciccotello                                                                 August 1, 2007

              /s/ John R. Graham                                     Director
------------------------------------------------
                John R. Graham                                                                    August 1, 2007

             /s/ Charles E. Heath                                    Director
------------------------------------------------
               Charles E. Heath                                                                   August 1, 2007

              /s/ H. Kevin Birzer                                    Director
------------------------------------------------
                H. Kevin Birzer                                                                   August 1, 2007

                                  Exhibit Index

Exhibit
No.                          Description of Document
-----------------------------------------------------------------------------
a.1.      Articles of Incorporation(1)
a.2.      •Articles Supplementary
b.        Bylaws(2)
c.        •Inapplicable
d.        Form of Stock Certificate(2)
e.        Dividend Reinvestment Plan(2)
f.        Inapplicable
g.1.      Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C.
          dated July 9, 2007(2)
h.        Form of Underwriting Agreement (2)
i.        Inapplicable
j.        Custody Agreement with • dated •, 2007(2)
k.1.      Stock Transfer Agency Agreement with • dated •, 2007(2)
k.2.      Administration Agreement with •, dated •, 2007(2)
l.        Opinion of Venable LLP(2)
m.        Inapplicable
n.        Consent of Independent Registered Public Accounting Firm(2)
o.        Inapplicable
p.        Inapplicable
q.        Inapplicable
r.1.      Code of Ethics of the Company(2)
r.2.      Code of Ethics of the Tortoise Capital Advisors, L.L.C.(2)
------------

(1) Filed herewith.
(2) To be filed by amendment.